               [LOGO OF AMERICAN PERFORMANCE FUNDS APPEARS HERE]

                           AMERICAN PERFORMANCE FUNDS
                    The Right Fit For Your Investment Goals





                        [PICTURE OF FLAG APPEARS HERE]

                                 ANNUAL REPORT
                                 August 31, 1999

LETTER FROM THE CHAIRMAN AND INVESTMENT ADVISER
--------------------------------------------------------------------------------
Dear Shareholders:

We are pleased to present this report for the twelve months ended August 31, 1999, a year that was challenging for all investors. In an environment that can only be described as rocky and often times frustrating, we are pleased to report that the American Performance Funds held their ground and, in some cases, beat their industry benchmarks and posted strong gains.

Small Cap Equity Fund Introduced+

On February 17, 1999, the American Performance Small Cap Equity Fund was successfully launched. This Fund is intended for aggressive investors who seek long-term appreciation. As of August 31, 1999, the Fund was invested in the stocks of approximately 100 companies with market capitalization between $200 million and $1.5 billion.

Turning to the Markets . . .

In retrospect, it was no surprise that the year just past was a volatile one for the markets. Over the course of the period, the Federal Reserve Board (the
Fed) changed short-term interest rates five times: first cutting them in September, then again in October and finally in November of 1998. The Fed then reversed direction, increasing them in June and August of 1999.

The downward moves in the fall of 1998 were made in response to concerns that a recession loomed for economies worldwide as well as in the United States. Having their intended impact, the cuts helped stabilize markets suffering the after-effects of the Asian economic flu, and supported continued growth in the United States. It then became clear that the assumption the United States would suffer a bad--or even mild--case of the flu were overblown, and the securities markets rebounded. Liquidity also returned to sectors of the fixed-income markets that had been badly battered in August and September. Through it all, our economy continued to perk right along.

The Fed Applied the Brakes

By spring, in the eyes of the ever-vigilant Fed, things were moving along a little too quickly. Rather than prolonging growth in our economy, the decreases appeared to be prompting further and faster growth. Unemployment was at historically low levels, and consumer confidence remained very high. Finally, much to the dismay of Chairman Alan Greenspan, enthusiasm for stocks was stronger than ever. After several months of indicating its willingness to do so, the Fed reversed direction in June and raised short-term rates in a move to slow the economy and tamp out any inflationary sparks. In August, it did so again. While these moves take months to influence the economy, the effects were apparent immediately in the securities markets. Bonds across the spectrum fell, and enthusiasm for equities waned noticeably as the summer ended.

Despite the Fed's worries about the booming economy at home and strengthening economies abroad, inflation or a hint of it has yet to materialize. Therefore, the Fed has indicated it may again increase rates before the end of 1999. We believe this is not likely for several reasons. Chief among them is the fact that a stronger world economy, coupled with a strong U.S. economy, should continue to provide an excellent environment for continued earnings and corporate profits. Increased rates however, may have an impact far beyond our shores, and could weaken many of the markets just now getting back on their feet. In addition, Y2K concerns dog the market. Of course, there is no way to be sure there will be no disruptions, short of living through the problem. However, we have now passed through many of the "conversion windows," and so far no major difficulties have been encountered. Therefore, we are confident that the Y2K issue will turn out to be only a minor irritant.
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

+ Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus, which contains more complete information on any of the Funds, including fees, expenses and sales charges.

The American Performance Funds are distributed by BISYS Fund Services.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Perception, Reality and Profit

Given this backdrop, we believe the markets' prospects are brighter than many pundits are currently predicting. The fundamentals of our economy are solid. Earnings are strong and should continue to be so for quite some time. The only bad news is, with its recent decline, the stock market is still priced to perfection, which leaves stocks vulnerable to any news that is not perfect. In our opinion, that means volatility is likely. However, this does not mean that the long-term bull market is over. In fact, we believe now is the time to hold, not fold.

In Closing . . .

We would like to thank you for your continued confidence in us. We look forward to providing you with superior investment management and service to meet your investment needs now and in the future. As always, if you would like to learn more about the American Performance Funds, please do not hesitate to contact us at 1-800-762-7085, or you can visit our Website at http://www.apfunds.com. Please read the prospectus carefully before investing.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
American Performance Funds

/s/ James L. Huntzinger

James L. Huntzinger
Chief Investment Officer
Bank of Oklahoma, N.A.

THE AMERICAN PERFORMANCE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
After three interest rate cuts in 1998, the Fed reversed its stance and shocked the markets with increases in June and August of 1999. These moves were prompted by evidence that the economy was continuing to grow at a faster than anticipated pace and, according to some, Chairman Alan Greenspan's unannounced but apparent inclination to dampen enthusiasm for stocks. The increases had their intended impact--sentiment in the marketplace changed dramatically. After a year of pricing downward movements, expectations grew that rates would climb further. At the end of the period, August 31, 1999, interest rates were 100 basis points higher than they had been in January. Therefore, total returns across the fixed-income markets were relatively disappointing for the year ended August 31, 1999.

Looking ahead, however, we expect that the environment will improve in the coming months, and that we are closer to the end of this spurt in interest rates than to the beginning, for several reasons. Inflation remains benign. While the Fed is concerned about growth in our economy, they are also mindful of the impact of their actions on other markets worldwide, and many of these economies are relatively weak. Finally, liquidity in the marketplace is high, and is anticipated to increase as companies move to raise cash needed prior to the turn of the millennium and the possibility of Y2K problems. As a result, we are optimistic about the prospects for the fixed-income markets and the money markets in the months ahead.

The American Performance Cash Management Fund

Despite the ups and downs of interest rates over the past twelve months, the Fund held its ground due in part to the performance of its holdings in the banking sector. Consolidation and cost cutting strengthened many of these companies, and their credit quality improved. Moreover, as interest rates began moving higher, the average maturity of the Fund was lengthened in an effort to capture higher yields. At the end of the period, the average maturity of the Fund's holdings was approximately 64 days.

The American Performance U.S. Treasury Fund

After experiencing unprecedented popularity in the wake of the Asian debacle, the Treasury markets calmed as 1999 opened. Nonetheless, given the uncertain environment, high-quality Treasury securities were solid performers throughout the year ended August 31, 1999. At the end of the period, the average maturity of the Fund's holdings was 15 days.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

An investment in the money market funds is not insured or guaranteed by the
FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUNDS
--------------------------------------------------------------------------------
Put simply, the year ended August 31, 1999, was a difficult one in the fixed-income markets. As the period opened, the meltdown in the Asian markets drove investors to U.S. Treasury securities, drying up liquidity in many sectors. Liquidity returned throughout the fall of 1998; rates moved lower; and bonds rallied. Then, alarmed by the economy's surprising strength, the Fed indicated its willingness to raise interest rates--and, in June of 1999, did so. Another increase followed in August. Therefore, the market environment throughout the summer grew more volatile, and investors' outlook on growth changed dramatically. This reaction was not surprising--as the period drew to a close, interest rates were at least a percentage point higher than a year ago.

Nevertheless, we may now be closer to the end of this increase in rates than to the beginning. To be sure, our economy is running red hot, and unemployment is at historic lows. However, inflation has not materialized. Due in part to global competition, new technologies and manufacturing over-capacity, inflation may not appear for quite some time. In addition, with Y2K around the corner and many economies around the world still recovering from the Asian economic flu, we believe the Fed may hesitate to move again soon.

Consequently, while the past several months have been rough ones, we are optimistic about the prospects for the bond markets in the months ahead. While we do not believe that the Y2K situation will ultimately prove to be much more than an irritant, we are seeing now that it could provide investors with tremendous opportunities. In fact, in recent weeks, we have seen the supply of securities increase as issuers attempt to raise money before the year's end-- and "good deals" abound. Anticipating this, cash balances were increased in all of our fixed-income funds earlier in the year. Therefore, we are now in the position to capitalize on some of the very attractive opportunities that are arising.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------
Long thought to be a safe harbor, the municipal markets felt the impact of interest rate increases in the second half of the year ended August 31, 1999. Following the Treasury market more closely than it has in some time, the bond market moved to sell municipals in the second quarter of 1999 as the Fed began to signal its intentions to raise interest rates. The brunt of the storm passed with the first increase; by the time the Fed tightened the second time, the expectation of its second move was already priced into the market.

Focused on securities in the intermediate range of the curve, the Fund felt the turbulence less than those invested primarily in the shorter end of the curve. In addition, the high quality of our holdings helped the Fund stand its ground. Nonetheless, due to the rising rate environment, the second half of the year was a far more frustrating one than the first. Consequently, for the twelve months ended August 31, 1999, the Fund produced a total return of 0.19% (without sales charge)+ versus a return of 0.50% for the Lehman Brothers Municipal Bond Index.

A Time of Opportunity

We are very optimistic about the prospects for the municipal markets in the months ahead. With Y2K looming and the global markets still in a fragile state, we believe the Fed is more likely to be concerned about preserving liquidity than raising rates to stamp out any inflationary sparks. In addition, because municipals are tax-free investments, they traditionally have offered investors approximately 86% of the yield of a Treasury bond of comparable maturity. As of August 31, 1999, they offer 97% of the yield of a Treasury of comparable maturity--and, in our opinion, now present attractive opportunities for investors in general and for the fund in particular.++

As of August 31, 1999, approximately 98% of the Fund's net assets were invested in a laddered portfolio of securities issued by municipalities in some twenty states

 Average Annual Total Return


  8/31/99          Load*  No-Load
 --------------------------------
  1 Year           -2.82%  0.19%
 --------------------------------
  5 Year            4.43%  5.06%
 --------------------------------
  Since Inception   5.29%  5.73%
  (5/29/92)

across the country. The remainder of the Fund's net assets, approximately 2%, was held in cash and cash equivalents. The average credit quality of these securities was AA; the average maturity was 9.82 years, with an effective duration of 5.85 years./1/


                                    [CHART]

          Intermediate      Intermediate     Lehman Brothers
            Tax-Free          Tax-Free           Municipal
         Bond (No-Load)    Bond Fund (Load)      Bond Index
5/29/92       10,000             9,699             10,000
8/31/92       10,314            10,004             10,347
8/31/93       11,506            11,160             11,636
8/31/94       11,709            11,357             11,652
8/31/95       12,601            12,222             12,685
8/31/96       13,065            12,673             13,480
8/31/97       13,952            13,532             14,726
8/31/98       14,967            14,517             16,000
8/31/99       14,984            14,534             16,080
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 +With the maximum sales charge of 3.00%, the Fund's return for the period was -2.82%.

++Source: Ibbotson Assoc., August 31, 1999.

 /1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------
Reaction to changes in the environment or the direction of interest rates is always swift and sure in the shorter end of the fixed-income market--and the performance of this sector over the year ended August 31, 1999, was no exception to this rule. Nonetheless, the period was a relatively good one for the Fund. While it did experience some fallout from events in Asia in August of 1998, the Fund's focus on high-quality, high-yield securities contributed to its overall solid performance.

Moreover, in the first half of the period, holdings in corporate bonds were decreased in favor of mortgage-backed securities, which offered relatively comparable yields and higher credit quality. In the second half of the period, these issues were strong performers. As a result, for the twelve months ended August 31, 1999, we are pleased to report that the Fund produced a total return of 3.66% (without sales charge),+ beating its benchmark, the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, which produced a total return of 3.33% over the same period.

As of August 31, 1999, approximately 83.1% of the Fund's assets were invested in mortgage-backed securities, 3.4% in corporate bonds and 7.1% in U.S. Treasury and agency-related securities, with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was 2.7 years; the average credit quality was AAA./1/
 Average Annual Total Return


  8/31/99          Load* No-Load
 -------------------------------
  1 Year           1.55%  3.66%
 -------------------------------
  Since Inception  5.61%  6.04%
  (10/19/94)

                                    [CHART]

            Short-Term Income   Short-Term Income      Merrill Lynch U.S.
              Fund (No-Load)       Fund (Load)      Govt./Corp. 1-5 yr. Index
10/19/94          10,000              9,804                   10,000
 8/31/95          10,481             10,276                   10,879
 8/31/96          10,967             10,752                   11,410
 8/31/97          11,828             11,596                   12,288
 8/31/98          12,830             12,578                   13,288
 8/31/99          13,300             13,040                   13,730
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 2.00%, the Fund's return for the period was 1.55%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, an unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
Well diversified, the Fund was buffeted in the liquidity crunch in the early part of the period, as investors sought safety above all else and fled to Treasuries. As the markets stabilized however, mortgage-backed securities performed particularly well--and, heavily weighted in these issues, the Fund benefited. Nonetheless, the strong performance of these securities and a slight lengthening of our portfolio's maturities to capture higher yields over the summer of 1998 were not enough to compensate for the battering the Fund took during the fall of 1998.

For the twelve months ended August 31, 1999, the Fund produced a total return of 1.73% (without the sales charge).+ This slightly lagged the Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index, which returned 2.20%. As a result, for the 12-month period, the Fund ranked 50 out of 100 similar funds in the Lipper Intermediate Grade Debt Category.++

As of the same date, approximately 6% of the Fund's assets were invested in asset-backed securities, 57% in mortgage-related securities, 6% in corporate bonds and 8% in U.S. Treasury securities, with the remainder invested in cash and cash equivalents. The average maturity of the Fund's portfolio was 4.4 years; the average credit quality of the portfolio's holdings was AA./1/
 Average Annual Total Return


  8/31/99          Load*  No-Load
 --------------------------------
  1 Year           -1.28%  1.73%
 --------------------------------
  5 Year            5.13%  5.78%
 --------------------------------
  Since Inception   6.36%  6.72%
  (9/28/90)

                                    [CHART]

             Intermediate Bond     Intermediate Bond     Lehman Brothers Inter.
               Fund (No-Load)         Fund (Load)        Govt./Corp. Bond Index
9/28/90            10,000                 9,699                  10,000
8/31/91            11,142                10,807                  11,194
8/31/92            12,525                12,148                  12,663
8/31/93            13,657                13,247                  13,825
8/31/94            13,502                13,096                  13,776
8/31/95            14,422                13,988                  15,079
8/31/96            14,914                14,466                  15,747
8/31/97            16,163                15,678                  17,076
8/31/98            17,587                17,058                  18,609
8/31/99            17,873                17,335                  19,018
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 +With the maximum sales charge of 3.00%, the Fund's return for the period was -1.28%.

++ The American Performance Intermediate Bond Fund ranked 50 out of 100 and 32 out of 55 for the one and five-year periods, respectively, for the short-intermediate investment-grade funds as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/99.

 /1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUND
-------------------------------------------------------------------------------
The year ended August 31, 1999, was a challenging one. As the period opened, the Fund's concentration in higher quality securities insulated it somewhat from the troubles in Asia. Nonetheless, when all was said and done, all but U.S. Treasury securities felt the impact. In the fall of 1998, the markets rebounded, and higher quality issues led the way. Offering higher returns than U.S. Treasuries and greater credit quality than corporates, mortgage-backed securities performed particularly well. Heavily weighted in these issues, the Fund regained ground lost over the first eight months of 1999 and handily beat the performance of its peers. For the 12-month period, it was ranked 160 out of 264 similar funds in the Intermediate Grade Debt Category by Lipper, Inc.+

But, even the outstanding performance of our mortgage-backed holdings, coupled with the solid performance of positions in several other sectors could not completely erase the after-effects of the meltdown last August. For the twelve months ending August 31, 1999, the Fund produced a total return of -0.19% (without sales charge),++ versus a return of 0.88% for its benchmark, the Salomon Brothers Broad (Investment Grade) Bond Index.

As of August 31, 1999, approximately 3.0% of the Fund's assets were invested in asset-backed securities, 48.7% in mortgage-backed securities, 20.4% in corporate bonds, 7.0% in municipal bonds and 18.2% in U.S. Treasury and agency-related securities, with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was 9 years; the average credit quality was AA./1/
 Average Annual Total Return


  8/31/99          Load*  No-Load
 --------------------------------
  1 Year           -4.21% -0.19%
 --------------------------------
  5 Year            5.52%  6.39%
 --------------------------------
  Since Inception   6.99%  7.48%
  (9/28/90)

                                    [CHART]

                                 Salomon Brothers
           Bond Fund  Bond Fun  (Investment Grade)
           (No-Load)   (Load)       Bond Index

9/28/90      10,000     9,597         10,000
8/31/91      11,312    10,856         11,365
8/31/92      12,750    12,236         12,922
8/31/93      14,248    13,675         14,354
8/31/94      13,975    13,412         14,146
8/31/95      15,122    14,513         15,754
8/31/96      15,552    14,925         16,404
8/31/97      17,111    16,422         18,044
8/31/98      19,091    18,322         19,939
8/31/99      19,034    18,267         20,114
-------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 + The American Performance Bond Fund ranked 160 out 264 and 60 out of 125 for the one and five-year periods, respectively, for the investment-grade debt funds, as reported by Lipper Analytical Services. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/99.

++ With the maximum sales charge of 4.00%, the Fund's return for the period was -4.21%.

 /1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
-------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BALANCED FUND
-------------------------------------------------------------------------------
After starting on a rather disconcerting note last August, the twelve months ended August 31, 1999 were good ones for the Fund. While aftershocks from events in Asia were felt, the bond markets shook them off in the fall of 1998, and stabilized. Stocks, too, rebounded and moved higher, with just a stumble or two along the way. Larger cap growth issues led the market for most of the period. With the portfolio's equity holdings heavily weighted in this sector, the Fund benefited from their popularity.

To counterweight the rapidly rising valuations of these larger cap holdings, new positions in the value and small-cap sectors were added over the course of the year. While the performance of these issues did not rival that of the large caps, they did make a solid contribution to performance. The portfolio's fixed income holdings also performed well; high-coupon issues were strong performers in the uncertain environment of the period. As a result, for the twelve months ended August 31, 1999, the Fund produced a total return of 18.51% (without sales charge)+ versus its benchmarks the S&P 500 and the Salomon Brothers Broad (Investment Grade) Bond Index, which posted total returns of 39.81% and 0.88% respectively.

Stability Through Diversification

While we remain optimistic about the prospects for larger cap growth prospects, as the period drew to a close, the valuation gap between these stocks and virtually all others in the marketplace widened. We believe that value and smaller cap issues now represent much less valuation risk and very real opportunity for investors. At some point the markets will recognize this. Therefore, in the months ahead, we will continue to capitalize on this situation and add to the positions recently established in the value and small-cap sectors. With regard to the fixed-income portion of the portfolio, we will continue to seek out those issues that offer the potential of high total return, rather than simply producing income.
 Average Annual Total Return


  8/31/99          Load*  No-Load
 --------------------------------
  1 Year           12.60% 18.51%
 --------------------------------
  Since Inception  14.28% 15.67%
  (6/1/95)

As of August 31, 1999, approximately 63% of the portfolio's assets were invested in stocks and 37% in bonds. The average credit quality of the fixed-income holdings in the portfolio was AA, and the average maturity was 8.7 years. The top five holdings in the equity portion of the Fund's portfolio were General Electric Co. (2.50% of net assets), Microsoft Corp. (2.08%), Dell Computer Corp. (1.88%), Intel Corp. (1.85%) and Cisco Systems, Inc. (1.81%)./1/

                                    [CHART]

                                                 Salomon Brothers
        Balanced Fund   Balanced     S&P 500   (Investment Grade Lipper Balanced
          (No Load)    Fund (Load) Stock Index     Bond Index)    Funds Average
 6/1/95     10,000        9,497       10,000        10,000            10,000
8/31/95     10,698       10,159       10,361        10,165            10,528
8/31/96     11,860       11,263       12,229        10,584            11,673
8/31/97     14,983       14,229       17,295        11,642            14,527
8/31/98     15,665       14,877       18,699        12,864            14,931
8/31/99     18,565       17,631       26,143        12,977            17,713
-------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 5.00%, the Fund's return for the period was 12.60%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative the performance of the U.S. stock market as a whole, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
-------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE EQUITY FUND
--------------------------------------------------------------------------------
The year ended August 31, 1999 was a relatively good year for the Fund--and at the same time, a very frustrating one. As the period opened, the Fed cut interest rates, and investors shook off their worries about Asia--and stocks rebounded strongly. Again, large caps, particularly large-cap technology stocks, led the way, with just a minor interruption in the market as 1999 opened. Investors looked briefly at the smaller and mid-cap issues, which were favored throughout late winter and early spring of 1999.

By late April, even the most optimistic investor had to concede that valuations in this sector were rather high. Enthusiasm dissipated, and the market flattened out. Many stocks, despite posting earnings gains, wilted--and some technology issues lost most of the ground gained earlier in the year. Consequently, what could have been an outstanding year for the market, and for our portfolio, became just a good year. For the twelve months ended August 31, 1999, the Fund posted a total return of 27.92% (without sales charge)+ versus its benchmark, the S&P 500 Index, which posted a return of 39.81% over the same period.

Uncertainty Creates Volatility

While inflation is not currently a factor, the Fed believes it might be at some point in the future--and, we believe that the Fed could raise interest rates at the first hint of any increase in inflationary pressure. The question now is, will such pressure materialize and prompt further increases? The economy's growth is strong, and there is the potential of further surprises in the fall of 1999 as companies stockpile inventories to avoid any Y2K disruption.

At the same time, however, in our opinion, the United States is well prepared for Y2K. A growth spurt may only lead to a weaker first quarter as companies clear out their inventories. We believe the chance of either increased inflation or major Y2K disruptions materializing are rather remote; however, they do present an element of uncertainty to the markets. Hence, we expect the marketplace to
 Average Annual Total Return


  8/31/99          Load*  No-Load
 --------------------------------
  1 Year           21.54% 27.92%
 --------------------------------
  5 Year           19.52% 20.74%
 --------------------------------
  Since Inception  15.12% 15.79%
  (9/28/90)

be somewhat volatile in the months ahead.

As of August 31, 1999, the top five holdings in the Fund's portfolio were Microsoft Corp. (4.68% of net assets), General Electric Co. (4.56%), MCI WorldCom, Inc. (2.91%), Exxon Corp. (2.57%) and Merck & Co. (2.30%)./1/

                                    [CHART]
              Equity (No-Load)      Equity (Load)      S&P 500 Stock Index
9/28/90            10,000               9,497               10,000
8/31/91            12,457              11,830               13,345
8/31/92            11,961              11,359               14,406
8/31/93            13,770              13,077               16,586
8/31/94            14,411              13,686               17,491
8/31/95            17,256              16,388               21,243
8/31/96            20,453              19,424               25,216
8/31/97            28,681              27,230               35,459
8/31/98            28,910              27,455               38,338
8/31/99            36,982              35,121               53,600
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 5.00%, the Fund's return for the period was 21.54%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND
--------------------------------------------------------------------------------
While there were some hiccups along the way, the year ended August 31, 1999, was a good year for large-cap growth stocks in general and for our Fund specifically. The group was among the quickest to rebound and move to higher in the wake of the Asian debacle in the fall of 1998. The ride upward was not completely a smooth one--they did hit a rough patch from March through June of 1999. Again, the setback was temporary. As the summer began, the large-cap growth stocks were again the market's favorites.

Gains for the sector were strong for the year overall. The rise in technology issues was particularly notable. As a result, with its holdings focused on large-cap groups and with sizable positions in technology companies like Intel (4.85% of the net assets), IBM (2.94%) and Dell Computer (4.20%), the Fund was very well positioned for this turn of events and benefited handsomely./1/

For the twelve months ended August 31, 1999, the Fund posted a return of 42.19% (without sales charge)+, versus a return of 39.81% for its benchmark, the S&P 500 Index.

Cautious Optimism

While there have been dire predictions concerning the impact of Y2K on growth issues, particularly technology stocks, we believe that ultimately it may be nothing more than a minor irritant. Nevertheless, we expect to approach the markets cautiously in the months ahead. At this point, we feel that many large-cap growth issues are priced to absolute perfection. Investors could greet negative news of any kind very harshly. This said, we are optimistic about the prospects for growth stocks overall as our economy remains strong--and as the outlook for earnings growth among the larger cap growth stocks remains bright.

 Average Annual Total Return


  8/31/99          Load*  No-Load
 --------------------------------
  1 Year           35.10% 42.19%
 --------------------------------
  Since Inception  25.83% 29.43%
  (11/3/97)

As of August 31, 1999, the top five holdings in the Fund's portfolio were Intel (4.85% of net assets), Cisco Systems, Inc., (4.60%), Microsoft Corp., (4.59%), General Electric Co., (4.43%) and Dell Computer Corp. (4.20%)./1/

                                    [CHART]

               Growth Equity       Growth Equity
               Fund (No-Load)       Fund (Load)       S&P 500 Index
11/3/97            10,000               9,500            10,000
8/31/98            11,269              10,702            10,605
8/31/99            16,023              15,217            14,827
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 5.00%, the Fund's return for the period was 35.10%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
Introduced on February 17, 1999, the Fund seeks long-term capital appreciation and is designed for investors comfortable with an aggressive approach to achieving this objective. The Fund is invested primarily in the stock and convertible securities of smaller companies with market capitalizations generally between $200 million and $1.5 billion. Security selection is made based on fundamental and quantitative analysis. Generally, the portfolio holdings exhibit the risk characteristics of the S&P SmallCap 600 Index.

A Good Start . . .

Launched in mid-February, the Fund benefited as investors turned their attention to the small-cap sector in early spring of 1999. This brief flirtation did not last however, as the large-cap growth stocks stole back the spotlight in late spring. Nevertheless, since inception, several of our holdings posted impressive gains. Among the standout performers were Mercury Interactive (0.78% of portfolio net assets), Macromedia (1.02%), MedImmune (0.98%) and Profit Recovery Group (1.08%).*

Consequently, while it is far to early too make any definitive judgment regarding the Fund's long-term potential, we are pleased with its initial results given the environment. Since its inception on February 17, 1999, it has produced a total return of 4.77% (without sales charge).+ In comparison the Fund's benchmark the S&P SmallCap 600 Index produced a return of 8.77% for the same time period.

Nothing Lasts Forever

As the reign of the large-cap growth stocks rolls on, it becomes difficult to imagine that it will ever end. However, while the prospects for the large-cap sector remain bright, the valuation gap between this sector and the small-cap sector has reached historical levels in recent months. Inevitably, investors will recognize the opportunities this represents. In our opinion, the market should broaden, and the valuation gap could be resolved--if for no other reason than that the value it presents is too
 AGGREGATE TOTAL RETURN


  8/31/99          Load*  No-Load
 --------------------------------
  Since Inception  -0.51%  4.77%
  (2/17/99)

attractive to ignore. Therefore, we are optimistic about the prospects for smaller cap issues in the months and years ahead.

As of August 31, 1999, the Fund's portfolio held over 100 names. The five largest of these holdings were Ryland Group, Inc. (2.05% of net assets), Centura Banks, Inc. (1.75%), Geon Co. (1.74%), Universal Health Services (1.72%) and Newfield Exploration Co. (1.69%)./1/

                                    [CHART]

                Small Cap Equity      Small Cap Equity
                  Fund (No-Load)         Fund (Load)       Small Cap 600 Index
2/17/99               10,000                9,500                10,000
2/28/99                9,920                9,421                 9,984
8/31/99               10,477                9,949                10,877
--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
+With the maximum sales charge of 5.00%, the Fund's return for the six-month period was -0.51%.
/1/The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Small Cap Equity Fund is measured against the S&P SmallCap 600 Index, an unmanaged index that tracks the performance of domestic, small-capitalization stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                          Independent Auditors' Report
                                    Page 14

                      Statements of Assets and Liabilities
                                    Page 15

                            Statements of Operations
                                    Page 18

                      Statements of Changes in Net Assets
                                    Page 21

                       Schedules of Portfolio Investments
                                    Page 26

                         Notes to Financial Statements
                                    Page 72

                              Financial Highlights
                                    Page 78

                         Independent Auditors' Report

The Shareholders and Board of Trustees of  the American Performance Funds:

We have audited the accompanying statements of assets and liabilities of the American Performance Funds comprised of the U.S. Treasury Fund, Cash Management Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund, Small Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of August 31, 1999, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the American Performance Funds as of August 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                                       KPMG LLP

Columbus, Ohio
October 15, 1999

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                                August 31, 1999

                                                         U.S.          Cash
                                                       Treasury     Management
                                                         Fund          Fund
                                                     ------------  ------------
ASSETS:
 Investments, at amortized cost....................  $139,226,410  $480,998,110
 Repurchase agreements, at cost....................   256,844,904    71,012,645
                                                     ------------  ------------
 Total Investments.................................   396,071,314   552,010,755
 Interest and dividends receivable.................        38,597     2,233,160
 Prepaid expenses and other assets.................        13,638        18,100
                                                     ------------  ------------
   Total Assets....................................   396,123,549   554,262,015
                                                     ------------  ------------
LIABILITIES:
 Dividends payable.................................     1,483,253     2,142,026
 Payable for capital shares redeemed...............        11,100            --
 Accrued expenses and other payables:
  Investment advisory fees.........................       136,362       132,159
  Administration fees..............................        13,302        14,903
  Other liabilities................................        64,548        92,878
                                                     ------------  ------------
   Total Liabilities...............................     1,708,565     2,381,966
                                                     ------------  ------------
COMPOSITION OF NET ASSETS:
 Capital...........................................   394,419,075   551,880,973
 Undistributed net investment income...............         7,932         7,509
 Accumulated net realized losses on investment
  transactions.....................................       (12,023)       (8,433)
                                                     ------------  ------------
   Net Assets......................................  $394,414,984  $551,880,049
                                                     ============  ============
 Shares of beneficial interest issued and
  outstanding......................................   394,419,075   551,880,973
                                                     ============  ============
 Net asset value and redemption price per share:
  ($0.00001 par value per share, unlimited number
   of shares authorized)...........................  $       1.00  $       1.00
                                                     ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                                August 31, 1999

                             Intermediate
                               Tax-Free    Short-Term   Intermediate
                                 Bond        Income         Bond         Bond
                                 Fund         Fund          Fund         Fund
                             ------------  -----------  ------------  -----------
ASSETS:
 Investments, at value
  (Cost $30,048,966;
  $63,433,342; $88,179,234
  and $63,683,054,
  respectively)............  $30,110,935   $62,479,129  $86,837,358   $62,411,399
 Interest and dividends
  receivable...............      371,425       393,929      802,988       679,278
 Prepaid expenses and other
  assets...................        2,173         3,916        4,236         3,458
                             -----------   -----------  -----------   -----------
   Total Assets............   30,484,533    62,876,974   87,644,582    63,094,135
                             -----------   -----------  -----------   -----------
LIABILITIES:
 Dividends payable.........      115,791       311,901      436,125       325,811
 Payable for investments
  purchased................           --        10,002       11,520            --
 Accrued expenses and other
  payables:
  Investment advisory fees.        9,007            --       25,659        18,461
  Administration fees......        1,000         2,058        2,883         2,075
  Distribution fees........           --         8,928       18,589        13,293
  Other liabilities........        5,621        20,748       17,514        13,098
                             -----------   -----------  -----------   -----------
   Total Liabilities.......      131,419       353,637      512,290       372,738
                             -----------   -----------  -----------   -----------
COMPOSITION OF NET ASSETS:
 Capital...................   30,115,568    63,513,208   89,052,543    64,055,381
 Undistributed
  (distributions in excess
  of) net investment
  income...................       15,281        21,650      (12,699)        8,164
 Accumulated undistributed
  (distributions in excess
  of) net realized gains on
  investment transactions..      160,296       (57,308)    (565,676)      (70,493)
 Net unrealized
  appreciation
  (depreciation) on
  investments..............       61,969      (954,213)  (1,341,876)   (1,271,655)
                             -----------   -----------  -----------   -----------
   Net Assets..............  $30,353,114   $62,523,337  $87,132,292   $62,721,397
                             ===========   ===========  ===========   ===========
 Shares of beneficial
  interest issued and
  outstanding..............    2,888,832     6,323,453    8,644,026     6,829,902
                             ===========   ===========  ===========   ===========
 Net asset value and
  redemption price per
  share: ($0.00001 par
  value per share,
  unlimited number of
  shares authorized).......  $     10.51   $      9.89  $     10.08   $      9.18
                             ===========   ===========  ===========   ===========
 Maximum Sales Charge......         3.00%         2.00%        3.00%         4.00%
                             ===========   ===========  ===========   ===========
 Maximum Offering Price
  (100%/(100%-maximum sales
  charge) of net asset
  value adjusted to the
  nearest cent) per share..  $     10.84   $     10.09  $     10.39   $      9.56
                             ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                                August 31, 1999

                                                          Growth     Small Cap
                             Balanced       Equity        Equity       Equity
                               Fund          Fund          Fund         Fund
                            -----------  ------------  ------------  ----------
ASSETS:
 Investments, at value
  (Cost $53,632,286;
  $138,520,630;
  $100,737,170 and
  $7,353,122,
  respectively)...........  $56,339,182  $183,658,618  $135,375,141  $7,389,649
 Cash.....................           --            --         5,400          --
 Interest and dividends
  receivable..............      264,175       267,190        92,542       6,443
 Deferred organization
  costs...................           --            --        25,644          --
 Prepaid expenses and
  other assets............        3,052         7,698         5,480       1,146
                            -----------  ------------  ------------  ----------
   Total Assets...........   56,606,409   183,933,506   135,504,207   7,397,238
                            -----------  ------------  ------------  ----------
LIABILITIES:
 Payable for capital
  shares redeemed.........           --            --        11,056          --
 Accrued expenses and
  other payables:
  Investment advisory
   fees...................       19,817        77,793        56,132          --
  Administration fees.....        1,897         6,188         4,545         247
  Distribution fees.......           --        39,406        28,408         --
  Other liabilities.......       13,643        32,797        27,758       7,447
                            -----------  ------------  ------------  ----------
   Total Liabilities......       35,357       156,184       127,899       7,694
                            -----------  ------------  ------------  ----------
COMPOSITION OF NET ASSETS:
 Capital..................   48,952,970   110,776,586    82,531,362   7,281,299
 Undistributed
  (distributions in excess
  of) net investment
  income..................      230,068        92,958          (366)     10,151
 Accumulated undistributed
  net realized gains on
  investment transactions.    4,681,118    27,769,790    18,207,341      61,567
 Net unrealized
  appreciation on
  investments.............    2,706,896    45,137,988    34,637,971      36,527
                            -----------  ------------  ------------  ----------
   Net Assets.............  $56,571,052  $183,777,322  $135,376,308  $7,389,544
                            ===========  ============  ============  ==========
 Shares of beneficial
  interest issued and
  outstanding.............    4,154,728    10,119,912     8,754,120     705,492
                            ===========  ============  ============  ==========
 Net asset value and
  redemption price per
  share: ($0.00001 par
  value per share,
  unlimited number of
  shares authorized)......  $     13.62  $      18.16  $      15.46  $    10.47
                            ===========  ============  ============  ==========
 Maximum Sales Charge.....         5.00%         5.00%         5.00%       5.00%
                            ===========  ============  ============  ==========
 Maximum Offering Price
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted to
  the nearest cent) per
  share...................  $     14.34  $      19.12  $      16.27  $    11.02
                            ===========  ============  ============  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                       For the year ended August 31, 1999

                                                          U.S.         Cash
                                                        Treasury    Management
                                                          Fund         Fund
                                                       -----------  -----------
Investment Income:
 Interest income.....................................  $20,338,910  $26,724,112
                                                       -----------  -----------
   Total Income......................................   20,338,910   26,724,112
                                                       -----------  -----------
Expenses:
 Investment advisory fees............................    1,664,869    2,063,008
 Administration fees.................................      832,442    1,031,513
 Distribution fees...................................    1,040,542    1,289,379
 Custodian fees......................................      124,862      154,722
 Fund accounting fees................................       92,732      109,037
 Transfer agent fees.................................       87,139      110,972
 Trustees fees.......................................        8,952       10,779
 Other expenses......................................      161,277      154,453
                                                       -----------  -----------
   Total Expenses....................................    4,012,815    4,923,863
 Expenses voluntarily reduced........................   (1,040,542)  (1,563,134)
                                                       -----------  -----------
   Net Expenses......................................    2,972,273    3,360,729
                                                       -----------  -----------
 Net Investment Income...............................   17,366,637   23,363,383
                                                       -----------  -----------
Realized Losses On Investments:
 Net realized losses on investment transactions......      (12,023)      (8,431)
                                                       -----------  -----------
 Net realized losses on investments..................      (12,023)      (8,431)
                                                       -----------  -----------
Change in net assets resulting from operations.......  $17,354,614  $23,354,952
                                                       ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                       For the year ended August 31, 1999

                             Intermediate
                               Tax-Free    Short-Term   Intermediate
                                 Bond        Income         Bond         Bond
                                 Fund         Fund          Fund         Fund
                             ------------  -----------  ------------  -----------
Investment Income:
 Interest income...........  $ 1,532,805   $ 3,396,230  $ 5,896,036   $ 3,869,055
 Dividend income from
  affiliates...............       19,600        82,077       56,475        61,251
                             -----------   -----------  -----------   -----------
   Total Income............    1,552,405     3,478,307    5,952,511     3,930,306
                             -----------   -----------  -----------   -----------
Expenses:
 Investment advisory fees..      167,972       298,363      483,181       312,332
 Administration fees.......       61,081       108,497      175,704       113,576
 Distribution fees.........       76,352       135,885      219,627       141,969
 Custodian fees............        9,162        16,274       26,355        17,036
 Fund accounting fees......       17,229        63,340       63,143        39,757
 Transfer agent fees.......       17,950        12,629       25,624        13,411
 Trustees fees.............          749         1,099        2,049         1,248
 Other expenses............       15,589        35,311       36,550        26,523
                             -----------   -----------  -----------   -----------
   Total Expenses..........      366,084       671,398    1,032,233       665,852
 Expenses voluntarily
  reduced..................     (137,433)     (365,105)    (175,703)     (113,576)
                             -----------   -----------  -----------   -----------
   Net Expenses............      228,651       306,293      856,530       552,276
                             -----------   -----------  -----------   -----------
 Net Investment Income.....    1,323,754     3,172,014    5,095,981     3,378,030
                             -----------   -----------  -----------   -----------
Realized/Unrealized Gains
 (Losses) On Investments:
 Net realized gains
  (losses) on investment
  transactions.............      160,296       (26,791)      61,996        95,329
 Change in unrealized
  depreciation on
  investment transactions..   (1,455,800)   (1,389,792)  (3,713,168)   (3,614,380)
                             -----------   -----------  -----------   -----------
 Net realized and
  unrealized losses on
  investments..............   (1,295,504)   (1,416,583)  (3,651,172)   (3,519,051)
                             -----------   -----------  -----------   -----------
 Change in net assets
  resulting from
  operations...............  $    28,250   $ 1,755,431  $ 1,444,809   $  (141,021)
                             ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                       For the year ended August 31, 1999

                                                           Growth     Small Cap
                                 Balanced     Equity       Equity      Equity
                                   Fund        Fund         Fund      Fund (a)
                                ----------  -----------  -----------  ---------
Investment Income:
 Interest income..............  $1,194,251  $        --  $        --  $  3,240
 Dividend income..............     393,775    2,576,498    1,098,546    23,045
 Dividend income from
  affiliates..................      84,120      110,904      186,832     7,195
                                ----------  -----------  -----------  --------
   Total Income...............   1,672,146    2,687,402    1,285,378    33,480
                                ----------  -----------  -----------  --------
Expenses:
 Investment advisory fees.....     388,251    1,314,346      801,041    21,596
 Administration fees..........     104,934      380,973      232,188     6,259
 Distribution fees............     131,166      476,212      290,232     7,824
 Audit fees...................       4,827       11,856        8,303     2,736
 Custodian fees...............      15,740       57,144       34,827       939
 Fund accounting fees.........      31,281       58,237       37,259     2,834
 Organization fees............          --           --        9,718        --
 Registration and filing fees.       5,401       11,259       17,299     3,539
 Transfer agent fees..........      12,453       50,570       29,864     4,673
 Trustees fees................       1,213        4,592        2,470        50
 Other expenses...............      12,526       46,445       27,231       919
                                ----------  -----------  -----------  --------
   Total Expenses.............     707,792    2,411,634    1,490,432    51,369
 Expenses voluntarily reduced.    (357,756)    (361,923)    (220,577)  (29,420)
                                ----------  -----------  -----------  --------
   Net Expenses...............     350,036    2,049,711    1,269,855    21,949
                                ----------  -----------  -----------  --------
 Net Investment Income........   1,322,110      637,691       15,523    11,531
                                ----------  -----------  -----------  --------
Realized/Unrealized Gains On
 Investments:
 Net realized gains on
  investment transactions.....   4,705,901   27,915,926   18,308,527    61,567
 Change in unrealized
  appreciation on investment
  transactions................   1,669,615   17,311,573   16,661,213    36,527
                                ----------  -----------  -----------  --------
 Net realized and unrealized
  gains on investments........   6,375,516   45,227,499   34,969,740    98,094
                                ----------  -----------  -----------  --------
Change in net assets resulting
 from operations..............  $7,697,626  $45,865,190  $34,985,263  $109,625
                                ==========  ===========  ===========  ========

--------
(a) For the period February 17, 1999 (commencement of operations) through August 31, 1999.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                               U.S. Treasury Fund              Cash Management Fund
                         -------------------------------  -------------------------------
                           Year Ended       Year Ended      Year Ended       Year Ended
                           August 31,       August 31,      August 31,       August 31,
                              1999             1998            1999             1998
                         ---------------  --------------  ---------------  --------------
From Investment
 Activities:
Operations:
  Net investment income. $    17,366,637  $   18,063,806  $    23,363,383  $   20,468,175
  Net realized gains
   (losses) on
   investment
   transactions.........         (12,023)         21,082           (8,431)         12,486
                         ---------------  --------------  ---------------  --------------
 Change in net assets
  from operations.......      17,354,614      18,084,888       23,354,952      20,480,661
                         ---------------  --------------  ---------------  --------------
Distributions to
 Shareholders:
  From net investment
   income...............     (17,366,637)    (18,063,806)     (23,363,383)    (20,468,175)
  From net realized
   gains................              --         (56,293)              --              --
                         ---------------  --------------  ---------------  --------------
 Change in net assets
  from shareholder
  distributions.........     (17,366,637)    (18,120,099)     (23,363,383)    (20,468,175)
                         ---------------  --------------  ---------------  --------------
Capital Transactions:
  Proceeds from shares
   issued...............   1,310,712,928   1,070,787,836    1,239,471,976   1,129,291,958
  Dividends reinvested..          48,968          42,811           22,689          25,815
  Cost of shares
   redeemed.............  (1,304,653,860)   (980,900,895)  (1,154,176,913)   (993,854,941)
                         ---------------  --------------  ---------------  --------------
 Change in net assets
  from capital
  transactions..........       6,108,036      89,929,752       85,317,752     135,462,832
                         ---------------  --------------  ---------------  --------------
 Change in net assets...       6,096,013      89,894,541       85,309,321     135,475,318
Net Assets:
  Beginning of period...     388,318,971     298,424,430      466,570,728     331,095,410
                         ---------------  --------------  ---------------  --------------
  End of period......... $   394,414,984  $  388,318,971  $   551,880,049  $  466,570,728
                         ===============  ==============  ===============  ==============
Share Transactions:
  Issued................   1,310,712,928   1,070,787,836    1,239,471,976   1,129,291,958
  Reinvested............          48,968          42,811           22,689          25,815
  Redeemed..............  (1,304,653,860)   (980,900,895)  (1,154,176,913)   (993,854,941)
                         ---------------  --------------  ---------------  --------------
 Change in shares.......       6,108,036      89,929,752       85,317,752     135,462,832
                         ===============  ==============  ===============  ==============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                     Intermediate
                                       Tax-Free                  Short-Term
                                       Bond Fund                Income Fund
                                ------------------------  -------------------------
                                Year Ended   Year Ended    Year Ended   Year Ended
                                August 31,   August 31,    August 31,   August 31,
                                   1999         1998          1999         1998
                                -----------  -----------  ------------  -----------
From Investment Activities:
Operations:
  Net investment income.......  $ 1,323,754  $ 1,274,909  $  3,172,014  $ 1,318,231
  Net realized gains (losses)
   on investment transactions.      160,296      137,152       (26,791)      45,164
  Net change in unrealized
   appreciation/(depreciation)
   on investment transactions.   (1,455,800)     602,188    (1,389,792)     392,685
                                -----------  -----------  ------------  -----------
 Change in net assets from
  operations..................       28,250    2,014,249     1,755,431    1,756,080
                                -----------  -----------  ------------  -----------
Distributions to Shareholders:
  From net investment income..   (1,323,754)  (1,274,909)   (3,172,014)  (1,318,231)
  From net realized gains.....      (95,497)    (181,702)           --           --
  In excess of net realized
   gains......................           --           --       (16,447)          --
                                -----------  -----------  ------------  -----------
 Change in net assets from
  shareholder distributions...   (1,419,251)  (1,456,611)   (3,188,461)  (1,318,231)
                                -----------  -----------  ------------  -----------
Capital Transactions:
  Proceeds from shares issued.    7,046,579    8,350,420    59,412,745   19,931,828
  Dividends reinvested........      276,273      356,309       999,811      699,140
  Cost of shares redeemed.....   (6,032,443)  (5,354,470)  (28,845,926)  (4,337,290)
                                -----------  -----------  ------------  -----------
 Change in net assets from
  capital transactions........    1,290,409    3,352,259    31,566,630   16,293,678
                                -----------  -----------  ------------  -----------
 Change in net assets.........     (100,592)   3,909,897    30,133,600   16,731,527
Net Assets:
  Beginning of period.........   30,453,706   26,543,809    32,389,737   15,658,210
                                -----------  -----------  ------------  -----------
  End of period...............  $30,353,114  $30,453,706  $ 62,523,337  $32,389,737
                                -----------  -----------  ------------  -----------
Share Transactions:
  Issued......................      647,376      766,891     5,897,473    1,986,244
  Reinvested..................       25,272       32,766        99,303       69,739
  Redeemed....................     (553,996)    (491,985)   (2,874,678)    (433,553)
                                -----------  -----------  ------------  -----------
 Change in shares.............      118,652      307,672     3,122,098    1,622,430
                                ===========  ===========  ============  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                Intermediate Bond Fund            Bond Fund
                               --------------------------  -------------------------
                                Year Ended    Year Ended    Year Ended   Year Ended
                                August 31,    August 31,    August 31,   August 31,
                                   1999          1998          1999         1998
                               ------------  ------------  ------------  -----------
From Investment Activities:
Operations:
  Net investment income......  $  5,095,981  $  4,763,811  $  3,378,030  $ 2,796,794
  Net realized gains on
   investment transactions...        61,996       122,855        95,329      293,685
  Net change in unrealized
   appreciation/(depreciation)
   on investment
   transactions..............    (3,713,168)    1,996,594    (3,614,380)   1,891,340
                               ------------  ------------  ------------  -----------
 Change in net assets from
  operations.................     1,444,809     6,883,260      (141,021)   4,981,819
                               ------------  ------------  ------------  -----------
Distributions to
 Shareholders:
  From net investment income.    (5,095,981)   (4,763,811)   (3,378,030)  (2,796,794)
                               ------------  ------------  ------------  -----------
 Change in net assets from
  shareholder distributions..    (5,095,981)   (4,763,811)   (3,378,030)  (2,796,794)
                               ------------  ------------  ------------  -----------
Capital Transactions:
  Proceeds from shares
   issued....................    17,508,773    15,610,472    22,322,799   21,515,847
  Dividends reinvested.......     1,884,498     1,637,548     1,787,424    1,537,768
  Cost of shares redeemed....   (13,991,464)  (11,304,364)  (10,575,786)  (7,986,780)
                               ------------  ------------  ------------  -----------
 Change in net assets from
  capital transactions.......     5,401,807     5,943,656    13,534,437   15,066,835
                               ------------  ------------  ------------  -----------
 Change in net assets........     1,750,635     8,063,105    10,015,386   17,251,860
Net Assets:
  Beginning of period........    85,381,657    77,318,552    52,706,011   35,454,151
                               ------------  ------------  ------------  -----------
  End of period..............  $ 87,132,292  $ 85,381,657  $ 62,721,397  $52,706,011
                               ============  ============  ============  ===========
Share Transactions:
  Issued.....................     1,687,759     1,504,780     2,343,736    2,260,859
  Reinvested.................       181,866       158,104       186,871      161,484
  Redeemed...................    (1,353,613)   (1,090,310)   (1,103,597)    (835,283)
                               ------------  ------------  ------------  -----------
 Change in shares............       516,012       572,574     1,427,010    1,587,060
                               ============  ============  ============  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                    Balanced Fund               Equity Fund
                               ------------------------  --------------------------
                               Year Ended   Year Ended    Year Ended    Year Ended
                               August 31,   August 31,    August 31,    August 31,
                                  1999         1998          1999          1998
                               -----------  -----------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income......  $ 1,322,110  $ 1,157,315  $    637,691  $    866,125
  Net realized gains on
   investment transactions...    4,705,901    2,957,980    27,915,926    17,019,219
  Net change in unrealized
   appreciation/(depreciation)
   on investment
   transactions..............    1,669,615   (2,919,423)   17,311,573   (14,850,993)
                               -----------  -----------  ------------  ------------
 Change in net assets from
  operations.................    7,697,626    1,195,872    45,865,190     3,034,351
                               -----------  -----------  ------------  ------------
Distributions to
 Shareholders:
  From net investment income.   (1,294,489)    (967,598)     (657,274)     (755,719)
  From net realized gains....   (2,183,054)  (3,070,635)  (10,290,881)  (25,074,277)
                               -----------  -----------  ------------  ------------
 Change in net assets from
  shareholder distributions..   (3,477,543)  (4,038,233)  (10,948,155)  (25,829,996)
                               -----------  -----------  ------------  ------------
Capital Transactions:
  Proceeds from shares
   issued....................   15,425,879   12,096,163    19,316,113    30,278,446
  Dividends reinvested.......    3,472,606    4,255,914    10,603,164    25,561,376
  Cost of shares redeemed....   (7,203,269)  (3,102,619)  (48,023,525)  (36,966,169)
                               -----------  -----------  ------------  ------------
 Change in net assets from
  capital transactions.......   11,695,216   13,249,458   (18,104,248)   18,873,653
                               -----------  -----------  ------------  ------------
 Change in net assets........   15,915,299   10,407,097    16,812,787    (3,921,992)
Net Assets:
  Beginning of period........   40,655,753   30,248,656   166,964,535   170,886,527
                               -----------  -----------  ------------  ------------
  End of period..............  $56,571,052  $40,655,753  $183,777,322  $166,964,535
                               ===========  ===========  ============  ============
Share Transactions:
  Issued.....................    1,132,779      922,140     1,089,565     1,738,159
  Reinvested.................      261,784      334,333       628,771     1,607,102
  Redeemed...................     (526,889)    (230,322)   (2,683,372)   (2,121,689)
                               -----------  -----------  ------------  ------------
 Change in shares............      867,674    1,026,151      (965,036)    1,223,572
                               ===========  ===========  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                                                    Small Cap
                                           Growth Equity Fund      Equity Fund
                                        -------------------------  ------------
                                                      November 3,  February 17,
                                                         1997          1999
                                         Year Ended     through      through
                                         August 31,   August 31,    August 31,
                                            1999       1998 (a)      1999 (a)
                                        ------------  -----------  ------------
From Investment Activities:
Operations:
  Net investment income................ $     15,523  $   135,930   $   11,531
  Net realized gains on investment
   transactions........................   18,308,527    3,186,827       61,567
  Net change in unrealized appreciation
   on investment transactions..........   16,661,213    1,516,703       36,527
                                        ------------  -----------   ----------
 Change in net assets from operations..   34,985,263    4,839,460      109,625
                                        ------------  -----------   ----------
Distributions to Shareholders:
  From net investment income...........      (52,151)    (101,819)      (2,885)
  In excess of net investment income...      (99,796)          --           --
  From net realized gains..............   (3,188,583)          --           --
                                        ------------  -----------   ----------
 Change in net assets from shareholder
  distributions........................   (3,340,530)    (101,819)      (2,885)
                                        ------------  -----------   ----------
Capital Transactions:
  Proceeds from shares issued..........   41,764,899   80,122,291    7,523,215
  Dividends reinvested.................    3,093,162       12,716          163
  Cost of shares redeemed..............  (19,803,332)  (6,195,802)    (240,574)
                                        ------------  -----------   ----------
 Change in net assets from capital
  transactions.........................   25,054,729   73,939,205    7,282,804
                                        ------------  -----------   ----------
 Change in net assets..................   56,699,462   78,676,846    7,389,544
Net Assets:
  Beginning of period..................   78,676,846           --           --
                                        ------------  -----------   ----------
  End of period........................ $135,376,308  $78,676,846   $7,389,544
                                        ============  ===========   ==========
Share Transactions:
  Issued...............................    2,881,072    7,516,651      729,012
  Reinvested...........................      231,194        1,070           17
  Redeemed.............................   (1,349,518)    (526,349)     (23,537)
                                        ------------  -----------   ----------
 Change in shares......................    1,762,748    6,991,372      705,492
                                        ============  ===========   ==========

--------
(a) Period from commencement of operations.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

 Principal                         Security                         Amortized
  Amount                          Description                          Cost
 ---------    --------------------------------------------------   ------------
 U.S. Treasury Bills (35.3%):
 $125,000,000 5.18%, 9/15/99....................................   $124,748,729
   15,000,000 4.62%, 5/25/00....................................     14,477,681
                                                                   ------------
  Total U.S. Treasury Bills                                         139,226,410
                                                                   ------------
 Repurchase Agreements (65.1%):
   19,000,000 Bear Stearns, 5.42%, 9/1/99, (Purchased on
               8/31/99, proceeds at maturity $19,002,861,
               collateralized by $15,310,000 U.S. Treasury Bond,
               8.75%, 5/15/17, market value $19,389,512)........     19,000,000
   19,000,000 JP Morgan, 5.40%, 9/1/99, (Purchased on 8/31/99,
               proceeds at maturity $19,002,850, collateralized
               by $18,337,000 U.S. Treasury Note, 7.50%,
               11/15/01, market value $19,380,263)..............     19,000,000
   90,000,000 Morgan Stanley, 5.40%, 9/1/99, (Purchased on
               8/31/99, proceeds at maturity $90,013,500,
               collateralized by $90,570,000 U.S. Treasury Note,
               5.88%, 11/15/99, market value $92,267,449).......     90,000,000
   90,844,904 SG Cowen, 5.43%, 9/1/99, (Purchased on 8/31/99,
               proceeds at maturity $90,858,607, collateralized
               by $93,205,000 U.S. Treasury Notes, Bonds and
               Bills, 0.00% to 9.13%, 9/2/99 to 2/15/29, market
               value $92,347,985)...............................     90,844,904

 Principal                        Security                        Amortized
  Amount                        Description                          Cost
 ---------   -------------------------------------------------   ------------
 Repurchase Agreements, continued
 $19,000,000 SunTrust, 5.36%, 9/1/99, (Purchased on 8/31/99,
              proceeds at maturity $19,002,829, collateralized
              by $17,823,000 U.S. Treasury Bonds, 7.88%,
              2/15/21 and 6.63% 5/15/07, market value
              $19,389,610)....................................   $ 19,000,000
  19,000,000 Warburg Dillon, 5.41%, 9/1/99, (Purchased on
              8/31/99, proceeds at maturity $19,002,855,
              collateralized by $15,082,000 U.S. Treasury
              Bond, 9.25%, 2/15/16, market value $19,292,562)      19,000,000
                                                                 ------------
  Total Repurchase Agreements                                     256,844,904
                                                                 ------------
  Total Investments (Cost $396,071,314) (a)--100.4%              $396,071,314
  Liabilities in excess of other assets--(0.4)%                    (1,656,330)
                                                                 ------------
  Total Net Assets--100.0%                                       $394,414,984
                                                                 ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

 Principal                         Security                         Amortized
  Amount                         Description                           Cost
 ---------   ---------------------------------------------------   ------------
 Certificates of Deposit (7.2%):
 Yankee (7.2%):
 $10,000,000 Bayerische Hypo Vereinsbank AG, 5.19%*, 9/15/99....   $  9,995,710
  10,000,000 Paribas Finance, 5.44%, 1/18/00....................     10,000,000
  10,000,000 Rabobank Nederland NY, 5.60%, 6/14/00..............      9,997,738
  10,000,000 Societe Generale, 5.05%, 11/29/99..................     10,000,000
                                                                   ------------
 Total Certificates of Deposit                                       39,993,448
                                                                   ------------
 Commercial Paper (23.2%):
 Automotive (1.8%):
  10,000,000 Ford Motor Credit, 5.15%, 12/10/99.................      9,856,944
                                                                   ------------
 Banking (10.7%):
  10,000,000 Associates First Capital, 1/31/00..................      9,765,667
  10,000,000 Den Norske Bank, 4.92%, 10/27/99...................      9,923,467
  10,000,000 Deutsche, 5.34%, 1/18/00...........................      9,793,817
   5,000,000 Merita North America, Inc., 5.40%, 1/18/00.........      4,895,750
   5,000,000 Merita North America, Inc., 5.37%, 3/20/00.........      4,850,088
  10,000,000 Svenska Handelsbanken, Inc., 5.38%, 6/1/00.........      9,999,999
  10,000,000 UBS Finance, 5.30%, 4/14/00........................      9,667,278
                                                                   ------------
                                                                     58,896,066
                                                                   ------------
 Brokerage Services (3.5%):
  10,000,000 Bear Stearns, 5.48%, 4/11/00.......................      9,660,544
  10,000,000 Goldman Sachs Group, 5.16%, 10/29/99...............      9,916,867
                                                                   ------------
                                                                     19,577,411
                                                                   ------------
 Environmental Services (1.8%):
  10,000,000 John Deere Capital Corp., 5.12%, 10/4/99...........      9,953,067
                                                                   ------------
 Insurance (3.6%):
  10,000,000 American General Corp., 5.11%, 9/13/99.............      9,982,966
  10,000,000 Prudential Funding, 5.10%, 9/27/99.................      9,963,167
                                                                   ------------
                                                                     19,946,133
                                                                   ------------
 Utilities--Electric (1.8%):
  10,000,000 General Electric Capital Corp. Stars, 5.10%*,
              9/16/99...........................................     10,000,000
                                                                   ------------
 Total Commercial Paper                                             128,229,621
                                                                   ------------
 Corporate Bonds (32.2%):
 Banking (18.7%):
   5,000,000 Banc One, 5.15%*, 9/15/99, MTN.....................      5,001,973

 Principal                        Security                          Amortized
  Amount                         Description                           Cost
 ---------  ----------------------------------------------------   ------------
 Corporate Bonds, continued:
 $5,000,000 Bank of America Corp., 5.35%*, 10/15/99.............   $  5,000,560
  5,000,000 Bank of America Corp., 5.12%*, 9/20/99..............      5,000,363
 10,000,000 First National Bank Of Maryland, 5.36%*, 11/8/99,
             MTN................................................      9,997,935
 10,000,000 First Union, 5.02%*, 9/2/99, MTN....................     10,000,000
  5,000,000 First USA Bank, 5.66%*, 10/21/99....................      5,007,082
 10,000,000 Fleet National Bank, 5.41%*, 10/26/99...............     10,010,761
 10,000,000 Huntington National Bank, 5.36%*, 11/24/99, MTN.....      9,995,705
 10,000,000 Key Bank, N.A., 5.31%*, 10/20/99....................     10,003,682
 10,000,000 PNC Bank, N.A., 5.09%*, 9/1/99......................      9,998,036
 10,000,000 Spintab, 5.36%*, 9/30/99, MTN.......................     10,001,342
  3,000,000 US Bancorp, 5.60%*, 11/15/99, MTN...................      3,000,253
 10,000,000 Wells Fargo & Co., 4.99%*, 9/10/99..................      9,997,403
                                                                   ------------
                                                                    103,015,095
                                                                   ------------
 Financial Services (8.1%):
 10,000,000 Caterpillar Financial Services, 5.34%*, 10/20/99,
             MTN................................................     10,001,736
  5,000,000 General Motors Acceptance Corp., 5.45%*, 11/24/99,
             MTN................................................      5,000,219
  5,000,000 General Motors Acceptance Corp., 5.45%*, 11/26/99,
             MTN................................................      4,999,975
 10,000,000 JP Morgan & Co., Inc., 5.57%*, 9/1/99...............     10,000,394
  5,000,000 Merrill Lynch & Co., Inc.,
             5.85%*, 11/16/99...................................      5,009,591
  5,240,000 Morgan Stanley Dean Witter, 5.43%*, 9/1/99, MTN.....      5,250,818
  3,000,000 Morgan Stanley Dean Witter, 5.16%*, 9/10/99, MTN....      3,001,552
  1,700,000 Morgan Stanley Dean Witter, 5.36%*, 10/4/99, MTN....      1,700,795
                                                                   ------------
                                                                     44,965,080
                                                                   ------------
 Insurance (5.4%):
 10,000,000 Combined Insurance Co., 5.20%*, 12/10/99 **.........     10,000,000
 10,000,000 First Allmerica Financial Life Insurance Co.,
             5.44%*, 11/5/99**..................................     10,000,000
 10,000,000 Security Life of Denver, 5.24%*, 9/24/99**..........     10,000,000
                                                                   ------------
                                                                     30,000,000
                                                                   ------------
 Total Corporate Bonds                                              177,980,175
                                                                   ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1999

 Principal                        Security                         Amortized
  Amount                         Description                          Cost
 ---------   --------------------------------------------------   ------------
 U.S. Government Agencies (10.9%):
 Federal Home Loan Bank (6.4%):
 $25,000,000 5.13%*, 11/3/99...................................   $ 24,994,798
  10,000,000 5.52%, 6/22/00....................................     10,000,000
                                                                  ------------
                                                                    34,994,798
                                                                  ------------
 Student Loan Marketing Assoc. (4.5%):
  25,000,000 5.16%*, 11/8/99...................................     24,994,693
                                                                  ------------
 Total U.S. Government Agencies                                     59,989,491
                                                                  ------------
 U.S. Treasury Bills (13.6%):
  50,000,000 5.18%, 9/15/99....................................     49,899,424
  25,000,000 4.67%, 9/30/99....................................     24,905,951
                                                                  ------------
 Total U.S. Treasury Bills                                          74,805,375
                                                                  ------------
 Repurchase Agreements (12.9%):
  60,000,000 Bear Stearns, 5.46%, 9/1/99, (Purchased on
              8/31/99, proceeds at maturity $60,009,100,
              collateralized by $9,760,000 U.S. Treasury Bond,
              10.38% 11/15/12, market value $12,469,726 and
              $50,00,000 FNMA, 2/10/00, market value
              $48,797,875) ....................................     60,000,000
  11,012,645 Morgan Stanley, 5.44%, 9/1/99, (Purchased on
              8/31/99, proceeds at maturity $11,014,309,
              collateralized by $11,120,000 Federal Home Loan
              Bank Bond, 5.10% 5/17/00, market value
              $11,222,053).....................................     11,012,645
                                                                  ------------
 Total Repurchase Agreements                                        71,012,645
                                                                  ------------
 Total Investments (Cost $552,010,755)
  (a)--100.0%                                                      552,010,755
                                                                  ------------
 Liabilities in excess of other assets--0.0%                          (130,706)
                                                                  ------------
 Total Net Assets--100.0%                                         $551,880,049
                                                                  ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 1999. The date presented reflects the next rate change date.

** These securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund will invest no more than 10% of the value of its net assets in securities that are illiquid.

MTN -- Medium Term Note

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Alternative Minimum Tax Paper (2.9%):
 Illinois (1.2%):
 $350,000  Chicago, O'Hare International Airport Revenue
            Refunding, Series A, 5.60%, 1/1/07, Callable 1/1/03 @
            102*, Insured by: MBIA...............................   $   359,205
                                                                    -----------
 Texas (1.7%):
  250,000  Texas State Student Loan, GO, 6.50%, 8/1/07, Callable
            8/1/02 @ 100*........................................       258,063
  250,000  Texas State Student Loan, GO, 5.75%, 8/1/08, Callable
            8/1/04 @ 100*........................................       252,540
                                                                    -----------
                                                                        510,603
                                                                    -----------
  Total Alternative Minimum Tax Paper                                   869,808
                                                                    -----------
 Municipal Bonds (94.5%):
 Alabama (1.6%):
  500,000  Montgomery, Educational Building Facilities Authority,
            Revenue Bond, Faulkner University Project, 4.95%,
            10/01/14, Callable 10/1/08 @ 102*, Insured by: MBIA..       478,525
                                                                    -----------
 Alaska (1.7%):
  500,000  Alaska State Housing Financial Corp., Series A, 6.10%,
            12/1/06..............................................       516,180
                                                                    -----------
 Arizona (2.6%):
  250,000  Arizona State Transportation Board, Highway Revenue,
            Sub-Series A, 6.10%, 7/1/01..........................       258,575
  500,000  Arizona State University Revenue Refunding, Series A,
            5.80%, 7/1/07, Callable 7/1/02 @ 101*................       520,805
                                                                    -----------
                                                                        779,380
                                                                    -----------
 California (2.7%):
  500,000  Folsom, School Facilities Project, GO, Series B,
            6.00%, 8/1/06, Callable 8/1/04 @ 102*, Insured by:
            FGIC.................................................       538,465
  270,000  Los Angeles, Public Facilities Corp. Revenue, 5.40%,
            8/1/07, Callable 2/1/99 @ 101.5*, ETM................       279,126
                                                                    -----------
                                                                        817,591
                                                                    -----------
 Colorado (1.6%):
  500,000  University of Colorado Hospital Authority, Revenue
            Bond, Series A, 5.00%, 11/15/12, Callable 11/15/07 @
            102*, Insured by: AMBAC..............................       479,880
                                                                    -----------
 District of Columbia (1.7%):
  500,000  District of Columbia Refunding, GO, Series B-1, 5.20%,
            6/1/04, Insured by: AMBAC............................       512,205
                                                                    -----------
 Florida (1.6%):
  500,000  Jacksonville Electrical Authority Revenue, Water and
            Sewer System, Series A, 5.38%, 10/1/14, Callable
            10/1/02 @ 101*, Insured by: FGIC.....................       500,430
                                                                    -----------
 Hawaii (1.7%):
  500,000  State, GO, 5.13%, 2/1/07, Insured by: FGIC--TCRS......       509,395
                                                                    -----------
 Illinois (10.3%):
  400,000  Chicago Park District Funding, GO, Series A, 5.25%,
            11/15/12, Callable 11/15/08 @ 100, Insured by: MBIA..       396,588
  500,000  Chicago Park District Refunding, GO, 5.45%, 1/1/04,
            Callable 1/1/03 @ 102, Insured by: FGIC..............       518,280
  250,000  Chicago Project & Referendum, GO, Series B, 5.13%,
            1/1/13, Callable 1/1/06 @ 102, Insured by: FGIC......       242,123
  500,000  Chicago School Finance Authority Refunding, GO, Series
            A, 5.38%, 6/1/08, Callable 6/1/03 @ 102*, Insured by:
            FGIC.................................................       510,915
  500,000  Illinois Development Finance Authority, Pollution
            Control Revenue Refunding, Commonwealth Edison Co.,
            5.70%, 1/15/09, Insured by: AMBAC....................       523,994

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued:
 $500,000  Illinois Health Facilities Authority, Revenue Bond,
            Methodist Medical Center, 5.13%, 11/15/18, Callable
            11/15/08 @ 101*......................................   $   459,545
  500,000  Illinois Health Facilities Revenue, OSF Healthcare
            System, 5.75%, 11/15/07, Callable 11/15/03 @ 102*....       504,880
                                                                    -----------
                                                                      3,156,325
                                                                    -----------
 Indiana (5.0%):
  500,000  Blackford County School Building, Revenue Bond, First
            Mortgage, 5.10%, 1/15/16, Callable 7/15/06 @ 101*,
            Insured by: AMBAC State Aid Withholding..............       470,335
  600,000  Indiana State Office Building, Revenue Bond, Series B,
            5.25%, 7/1/15, Callable 7/1/03 @ 102*, Insured by:
            AMBAC................................................       573,240
  500,000  South Bend Water Works, Revenue Bond, 4.75%, 1/1/12,
            Callable 1/1/06 @ 101*, Insured by: FSA..............       467,550
                                                                    -----------
                                                                      1,511,125
                                                                    -----------
 Louisiana (1.6%):
  500,000  Lousiana Public Facilities Authority, Lousiana Water
            Co. Project, 5.45%, 2/1/13, Callable 8/1/07 @ 100*,
            Insured by: AMBAC....................................       499,220
                                                                    -----------
 Michigan (4.4%):
  550,000  Detroit Sewer Disposal, Revenue Bond, Series A, 5.25%,
            7/1/15, Callable 7/1/05 @ 101*, Insured by: MBIA.....       537,818
   45,000  Holly Area School District, GO, 5.30%, 5/1/09,
            Prerefunded 5/1/05 @ 101, Insured by: FGIC...........        46,923
  205,000  Holly Area School District, GO, 5.30%, 5/1/09,
            Prerefunded 5/1/05 @ 101, Insured by: FGIC...........       213,762
  600,000  Michigan State Building Authority, Revenue Bond,
            Series I, 4.75%, 10/15/15, Callable 10/15/09 @ 100...       543,906
                                                                    -----------
                                                                      1,342,409
                                                                    -----------
 Minnesota (1.8%):
  550,000  Southern Minnesota Municipal Power Agency, Power
            Supply System Revenue, Series B, 5.00%, 1/1/10,
            Callable 1/1/04 @ 102*, Insured by: AMBAC............       547,333
                                                                    -----------
 Nevada (5.9%):
  250,000  Clark County, Series A, Limited GO, 6.00%, 7/1/06,
            Callable 7/1/03 @ 101*...............................       263,353
  500,000  Las Vegas, Downtown Redevelopment Agency, Tax
            Increment Revenue Refunding, 5.40%, 6/1/07, Callable
            6/1/05 @ 101*, Insured by: FSA.......................       511,645
  500,000  Reno, Hospital Revenue, St. Mary's Regional Medical
            Center, 5.25%, 5/15/07, Callable 5/15/03 @ 102*,
            Insured by: MBIA.....................................       507,090
  500,000  Washoe County Airport Authority, Airport Systems
            Improvement Revenue Refunding, Series A, 5.60%,
            7/1/03, Callable 7/1/02 @ 101*, Insured by: MBIA.....       518,580
                                                                    -----------
                                                                      1,800,668
                                                                    -----------
 New York (1.3%):
  400,000  Suffolk County Water Authority, Revenue Bond, Series
            A, 5.00%, 6/1/14, Callable 6/1/07 @ 102*, Insured by:
            AMBAC................................................       384,232
                                                                    -----------
 Ohio (3.4%):
  500,000  Ohio Municipal Electric Generation Agency, 5.38%,
            2/15/13, Callable 2/15/03 @ 102*, Insured by: AMBAC..       500,335
  500,000  Ohio State Water Development Authority, Revenue
            Refunding & Improvement, Pure Water, 5.75%, 12/1/06,
            Callable 12/1/02 @ 102*, Insured by: MBIA............       524,365
                                                                    -----------
                                                                      1,024,700
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued:
 Oklahoma (15.9%):
 $600,000  Edmond, Oklahoma Public Works Authority, Revenue
            Refunding, 5.00%, 7/1/15, Callable 7/1/08 @ 100*,
            Insured by: MBIA.....................................   $   561,282
  455,000  Grand River Dam Authority, Revenue Bond, 5.90%,
            11/1/08, Callable 4/19/99 @ 101*, ETM................       475,448
  500,000  Oklahoma City Water Utilities, Revenue Bond, Series A,
            5.00%, 7/1/16, Callable 7/1/09 @ 100*................       468,050
  500,000  Oklahoma City, GO, 5.60%, 5/1/10, Callable 5/1/03 @
            100*.................................................       512,880
  500,000  Oklahoma State Housing Finance Agency, Multifamily
            Housing Revenue, Series A4, 5.50%, 11/1/25, Callable
            5/1/05 @ 100*, Mandatory Put 11/1/05, FNMA
            Collateral...........................................       514,155
  500,000  Tulsa Industrial Authority, Hospital Revenue, St.
            John's Medical Center Project, 5.70%, 2/15/04........       516,430
  500,000  Tulsa International Airport, Revenue Refunding, 5.40%,
            6/1/03, Insured by: FGIC.............................       517,600
  200,000  Tulsa Public Facilities Authority, 5.80%, 7/1/01......       204,972
  540,000  Tulsa Public Facilities Authority, Capital
            Improvement, Series 1988-B, 5.70%, 3/1/05, Callable
            3/1/03 @ 102*........................................       558,505
  500,000  Tulsa Public Facilities Authority, Revenue Refunding,
            Solid Waste, Ogden Martin Systems, 5.65%, 11/1/06,
            Insured by: AMBAC....................................       519,335
                                                                    -----------
                                                                      4,848,657
                                                                    -----------
 Pennsylvania (5.9%):
  500,000  Bristol Township School District, GO, Series A, 5.25%,
            2/15/09, Callable 2/15/04 @ 100*, Insured by: MBIA
            State Aid Withholding................................       504,330
  500,000  Harrisburg, Recovery Facilities Revenue Bond, Series
            A, 5.00%, 9/1/12, Callable 9/1/08 @ 101*, Insured by:
            FSA..................................................       479,235
  500,000  Lackawanna County, GO, Series A, 4.80%, 1/1/13,
            Callable 1/1/09 @ 100, Insured by: FGIC..............       466,925
  320,000  Philadelphia Water & Sewer, Revenue Refunding, 15th
            Series, 6.88%, 10/1/06, Callable 10/1/99 @ 102*,
            Insured by: MBIA.....................................       327,232
                                                                    -----------
                                                                      1,777,722
                                                                    -----------
 South Carolina (2.5%):
  400,000  Anderson County Hosp. Facs., Revenue Bond, 5.25%,
            2/1/12, Callable 2/1/03 @ 102, Insured by: MBIA......       394,248
  350,000  Georgetown County, Pollution Control Facilities,
            Revenue Refunding, International Paper Co. Project,
            6.25%, 6/15/05, Callable 6/15/02 @ 102*..............       365,519
                                                                    -----------
                                                                        759,767
                                                                    -----------
 South Dakota (2.4%):
  700,000  South Dakota Housing Development Authority,
            Homeownership Mortgage, Series A, 5.70%, 5/1/08,
            Callable 5/1/06 @ 102*...............................       717,143
                                                                    -----------
 Texas (8.2%):
  250,000  Brownsville Utilities System, Revenue Refunding,
            6.25%, 9/1/07, Callable 9/1/02 @ 100*, Insured by:
            MBIA.................................................       261,723
  500,000  Coastal Bend, Health Facilities Development, Revenue
            Bond, Series A, 5.60%, 11/15/02, Insured by: AMBAC...       519,280
  400,000  Houston Water & Sewer System, Revenue Refunding,
            Series B, 6.10%, 12/1/05, Callable 12/1/02 @ 102*....       423,268
  500,000  Katy Independent School District, GO, Series A, 4.80%,
            2/15/14, Callable 2/15/08 @ 100*.....................       460,425
  500,000  Tarrant County Water Control, Revenue Bond, 4.75%,
            3/1/12, Callable 3/1/03 @ 100*, Insured by: AMBAC....       468,140
  400,000  Tomball Independent School District, GO, 4.75%,
            2/15/16, Callable 2/15/09 @ 100*.....................       359,368
                                                                    -----------
                                                                      2,492,204
                                                                    -----------
 Washington (9.1%):
  400,000  Grays Harbor County Public Utility, Revenue Bond,
            5.13%, 1/1/14, Callable 1/1/07 @ 100*, Insured by:
            AMBAC................................................       387,928
  500,000  Port Tacoma, Revenue Refunding, Series A, 5.50%,
            11/1/04, Callable 11/1/02 @ 100*, Insured by: AMBAC..       514,125

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

  Shares
    or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued:
 $500,000  Seattle Municipality Sewer, Revenue Bond, Series X,
            5.50%, 1/1/16, Callable 1/1/03 @ 102*, Insured by:
            FGIC.................................................   $   497,295
  500,000  Tacoma Electric System, Revenue Refunding, 5.70%,
            1/1/03, Insured by: FGIC.............................       519,914
  500,000  Washington State Health Care Facilities, Revenue Bond,
            5.13%, 12/1/12, Callable 12/1/07 @ 101*, Insured by:
            MBIA.................................................       484,765
  350,000  Washington State Health Care Facilities, Revenue Bond,
            5.50%, 11/15/13, Callable 11/15/08 @ 101*, Insured
            by: AMBAC............................................       349,286
                                                                    -----------
                                                                      2,753,313
                                                                    -----------
 West Virginia (1.6%):
  500,000  Pleasants County Pollution Control, Revenue Bond,
            4.70%, 11/1/07.......................................       485,185
                                                                    -----------
  Total Municipal Bonds                                              28,693,589
                                                                    -----------
 Investment Companies (1.8%):
  547,538  SEI Institutional Tax Free Fund.......................       547,538
                                                                    -----------
  Total Investment Companies                                            547,538
                                                                    -----------
  Total Investments (Cost $30,048,966)(a)--99.2%                     30,110,935
  Other assets in excess of liabilities--0.8%                           242,179
                                                                    -----------
  Total Net Assets--100.0%                                          $30,353,114
                                                                    ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation............... $ 524,411
      Unrealized depreciation...............  (462,442)
                                             ---------
      Net unrealized appreciation........... $  61,969
                                             =========

 * Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC -- AMBAC Indemnity Corporation

ETM -- Escrowed to Maturity

FGIC -- Financial Guaranty Insurance Corporation

FNMA -- Federal National Mortgage Association

FSA -- Financial Security Assurance

GO -- General Obligation Bond

MBIA -- Municipal Bond Insurance Association

TCRS -- Transferable Custodial Receipts

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Asset Backed Securities (1.4%):
 $    4,180 AFC Home Equity Loan Trust, Series 1993-2, Class A,
             6.00%, 1/20/13......................................   $     4,072
     25,297 AFC Home Equity Loan Trust, Series 1995-3, Class 1A2,
             6.80%, 10/26/26.....................................        25,358
    122,462 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................       121,272
    300,000 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11..................................       292,538
     25,000 First Plus Home Loan Trust, Series 1997-2, Class A7,
             7.54%, 4/10/23......................................        26,050
    163,727 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3,
             7.30%, 3/25/12......................................       163,365
    172,763 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26..................................       172,786
     29,904 The Money Store Home Equity Trust, Series 1992-B,
             Class A, 6.90%, 7/15/07.............................        29,826
     13,825 The Money Store Home Equity Trust, Series 1997-A,
             Class A4, 6.89%, 3/15/16............................        13,858
     13,015 UCFC Home Equity Loan, Series 1993-D1, Class A1,
             5.45%, 7/10/13......................................        12,889
                                                                    -----------
  Total Asset Backed Securities                                         862,014
                                                                    -----------
 Collateralized Mortgage Obligations (83.1%):
  2,653,129 BA Mortgage Securities, Inc.,
             Series 1998-4, Class 2A3, 6.50%, 8/25/13............     2,517,659
     52,893 Bear Stearns Mortgage Securities, Inc., Series 1993-
             4, Class A10, 7.10%, 4/25/24........................        52,778
    601,023 Bear Stearns Mortgage Securities, Inc., Series 1993-
             10, Class A9, 7.20%, 7/25/24........................       579,927
     20,171 Chase Mortgage Finance Corp., Series 1992-L2, Class
             2A10, 7.50%, 4/25/20................................        20,163
     78,788 Chase Mortgage Finance Corp., Series 1992-K, Class
             A5, 7.50%, 10/25/24.................................        78,352

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $   96,010 Chase Mortgage Finance Corp., Series 1993-N, Class A5,
             6.75%, 11/25/24......................................   $    94,623
     51,066 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A9, 7.50%, 11/25/25.................................        51,076
     33,000 Citicorp Mortgage Securities, Inc., Series 1992-11,
             Class A6, 8.00%, 6/25/07.............................        32,972
     88,201 CMC Securities Corp., Series 1994-H1, Class 30A3,
             8.25%, 10/25/24......................................        89,131
     43,000 Collateralized Mortgage Obligation Trust, Series 54,
             Class C, 9.25%, 11/1/13..............................        43,166
    536,412 Collateralized Mortgage Obligation Trust, Series 34,
             Class D, 6.00%, 10/1/17..............................       533,237
     64,444 Countrywide Funding Corp., Series 1994-10, Class A5,
             6.00%, 5/25/09.......................................        63,963
    106,856 Countrywide Funding Corp., Series 1994-13, Class A8,
             6.50%, 6/25/09.......................................       105,448
    340,000 Countrywide Funding Corp., Series 1994-9, Class A7,
             6.50%, 5/25/24.......................................       328,114
     15,000 Countrywide Funding Corp., Series 1994-19, Class A6,
             8.50%, 12/25/24......................................        15,298
     52,000 Countrywide Funding Corp., Series 1995-4, Class A6,
             7.50%, 9/25/25.......................................        51,950
    879,000 Countrywide Home Loan, Series 1997-1, Class A4,
             7.40%, 3/25/27.......................................       871,942
     73,000 Countrywide Home Loan, Series 1997-1, Class A8,
             7.50%, 3/25/27.......................................        73,254
  1,339,637 Countrywide Home Loan, Series 1998-2, Class A1,
             6.50%, 3/25/28.......................................     1,308,289
    339,946 Countrywide Home Loan, Series 1998-13, Class A1,
             6.75%, 8/25/28.......................................       331,155
     80,000 Countrywide Mortgage Backed Securities, Inc.,
             Series 1993-E, Class A6,
             6.50%, 1/25/24.......................................        75,259

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   90,000 Countrywide Mortgage Trust, Series 1993-1, Class A7,
             7.55%, 4/25/23.......................................  $    90,000
      2,620 Fannie Mae,
             Series 1993-118, Class E, 6.10%, 12/25/04............        2,612
     22,000 Fannie Mae,
             Series 1992-41, Class G,
             8.00%, 3/25/05.......................................       22,374
      2,192 Fannie Mae,
             Series 1992-57, Class G,
             7.00%, 8/25/05.......................................        2,185
      5,000 Fannie Mae,
             Series G92-44, Class H,
             8.00%, 11/25/06......................................        5,066
    142,000 Fannie Mae,
             Series 1992-196, Class J,
             6.00%, 11/25/07......................................      135,948
     23,911 Fannie Mae,
             Series 1992-203, Class K,
             6.50%, 11/25/07......................................       23,634
    100,000 Fannie Mae,
             Series 1992-124, Class D,
             7.00%, 4/25/10.......................................       97,853
     78,147 Fannie Mae,
             Series 1992-38, Class L,
             6.50%, 11/25/16......................................       77,993
      4,290 Fannie Mae,
             Series 1993-202, Class EA,
             5.50%, 12/25/16......................................        4,265
      2,667 Fannie Mae,
             Series 1992-71, Class D,
             8.25%, 3/25/17.......................................        2,657
      2,597 Fannie Mae,
             Series 1992-198, Class H,
             6.00%, 2/25/18.......................................        2,587
         71 Fannie Mae,
             Series 1992-159, Class PG,
             6.50%, 6/25/18.......................................           71
      2,574 Fannie Mae,
             Series 1988-26, Class C,
             7.50%, 7/25/18.......................................        2,589
     32,005 Fannie Mae,
             Series G92-64, Class G,
             7.00%, 12/25/18......................................       32,017
     96,319 Fannie Mae,
             Series 1992-58, Class J,
             6.50%, 12/25/18......................................       96,139

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   58,665 Fannie Mae,
             Series 1992-202, Class G,
             7.50%, 12/25/18......................................  $    59,033
     50,118 Fannie Mae,
             Series G93-27, Class AD,
             6.00%, 3/25/19.......................................       49,894
     38,845 Fannie Mae,
             Series 1993-94, Class E,
             6.00%, 3/25/19.......................................       38,687
     13,062 Fannie Mae,
             Series 1992-148, Class B,
             7.00%, 4/25/19.......................................       13,096
    103,581 Fannie Mae,
             Series 1991-141, Class PH,
             7.50%, 4/25/19.......................................      104,471
      3,397 Fannie Mae,
             Series G93-19, Class K,
             6.50%, 6/25/19.......................................        3,387
     10,000 Fannie Mae,
             Series 1992-159, Class PH,
             6.50%, 6/25/19.......................................        9,991
     59,944 Fannie Mae,
             Series 1991-132, Class G,
             7.50%, 8/25/19.......................................       60,436
    105,000 Fannie Mae,
             Series 1992-188, Class PJ,
             7.50%, 10/25/19......................................      105,852
      1,878 Fannie Mae,
             Series G93-5, Class C,
             6.50%, 1/25/20.......................................        1,871
      8,574 Fannie Mae,
             Series 1992-17, Class G,
             6.50%, 3/25/20.......................................        8,555
    762,049 Fannie Mae,
             Series 1992-161, Class D,
             7.00%, 3/25/20.......................................      762,477
     23,396 Fannie Mae,
             Series G92-15, Class G,
             7.00%, 4/25/20.......................................       23,326
     34,411 Fannie Mae,
             Series 1993-74, Class B,
             6.50%, 4/25/20.......................................       34,327
     66,824 Fannie Mae,
             Series 1992-15, Class H,
             6.75%, 6/25/20.......................................       66,814
    173,817 Fannie Mae,
             Series 1992-98, Class PL,
             8.00%, 6/25/20.......................................      173,577

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   55,861 Fannie Mae,
             Series 1992-147, Class PL,
             7.25%, 7/25/20.......................................  $    55,800
     17,758 Fannie Mae,
             Series 1992-34, Class E,
             7.00%, 7/25/20.......................................       17,778
     40,672 Fannie Mae,
             Series 1996-49, Class BA,
             7.00%, 8/25/20.......................................       40,754
      8,227 Fannie Mae,
             Series 1991-42, Class K,
             7.00%, 8/25/20.......................................        8,190
    142,549 Fannie Mae,
             Series 1992-185, Class G,
             7.15%, 8/25/20.......................................      142,441
         83 Fannie Mae,
             Series 1992-201, Class B,
             7.00%, 9/25/20.......................................           83
     92,943 Fannie Mae,
             Series 1991-176, Class PJ,
             7.00%, 10/25/20......................................       92,646
    179,685 Fannie Mae,
             Series 1991-14, Class H,
             7.00%, 10/25/20......................................      178,369
     28,748 Fannie Mae,
             Series G92-13, Class PH,
             7.00%, 11/25/20......................................       28,662
     14,537 Fannie Mae,
             Series 1992-103, Class JA,
             7.50%, 11/25/20......................................       14,592
    446,768 Fannie Mae,
             Series 1992-49, Class J,
             7.00%, 12/25/20......................................      446,813
      3,182 Fannie Mae,
             Series 1991-82, Class PL,
             7.00%, 12/25/20......................................        3,170
     64,248 Fannie Mae,
             Series G92-19, Class K,
             7.50%, 12/25/20......................................       64,191
     73,724 Fannie Mae,
             Series F92-44, Class D,
             8.00%, 12/25/20......................................       73,867
    216,694 Fannie Mae,
             Series 1991-147, Class K,
             7.00%, 1/25/21.......................................      216,828
     91,000 Fannie Mae,
             Series 1992-27, Class PM,
             7.00%, 1/25/21.......................................       90,768

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $    1,664 Fannie Mae,
             Series 1992-172, Class C,
             7.00%, 2/25/21.......................................  $     1,654
     20,000 Fannie Mae,
             Series 1993-29, Class D,
             7.00%, 2/25/21.......................................       19,595
    251,000 Fannie Mae,
             Series 1992-135, Class J,
             7.50%, 2/25/21.......................................      253,120
     16,046 Fannie Mae,
             Series 1992-89, Class K,
             7.00%, 3/25/21.......................................       16,038
     30,000 Fannie Mae,
             Series 1993-2, Class PH,
             7.35%, 3/25/21.......................................       30,116
     19,860 Fannie Mae,
             Series 1992-83, Class G,
             7.00%, 3/25/21.......................................       19,895
     52,196 Fannie Mae,
             Series G92-8, Class K,
             7.50%, 3/25/21.......................................       52,261
      3,780 Fannie Mae,
             Series 1992-123, Class D,
             7.50%, 4/25/21.......................................        3,769
     46,595 Fannie Mae,
             Series 1991-142, Class PK,
             8.00%, 4/25/21.......................................       46,889
     97,741 Fannie Mae,
             Series 1991-148, Class K,
             7.50%, 5/25/21.......................................       98,337
     22,779 Fannie Mae,
             Series 1993-16, Class D,
             7.50%, 5/25/21.......................................       22,792
     80,158 Fannie Mae,
             Series 1992-131, Class H,
             7.50%, 6/25/21.......................................       80,285
    211,000 Fannie Mae,
             Series 1992-34, Class GA,
             8.00%, 6/25/21.......................................      213,465
     14,820 Fannie Mae,
             Series 1992-123, Class D,
             7.50%, 8/25/21.......................................       14,905
     26,389 Fannie Mae,
             Series 1991-108, Class J,
             7.00%, 9/25/21.......................................       26,159
    154,575 Fannie Mae,
             Series 1994-89, Class B,
             8.00%, 9/25/21.......................................      153,962

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   10,000 Fannie Mae,
             Series 1992-161, Class G,
             7.50%, 11/25/21......................................  $     9,958
     40,000 Fannie Mae,
             Series 1993-9, Class PH,
             7.00%, 1/25/22.......................................       39,599
     40,735 Fannie Mae,
             Series 1992-82, Class E,
             7.00%, 4/25/22.......................................       40,481
     64,224 Fannie Mae,
             Series 1996-51, Class AJ,
             7.00%, 6/18/22.......................................       64,330
      3,000 Fannie Mae,
             Series 1992-126, Class YY,
             7.63%, 6/25/22.......................................        2,998
     47,906 Fannie Mae,
             Series 1993-225, Class UC,
             6.25%, 9/25/22.......................................       47,099
    109,810 Fannie Mae,
             Series 1994-23, Class A,
             6.00%, 12/25/22......................................      109,122
    138,537 Fannie Mae,
             Series 1993-225, Class NB,
             6.50%, 12/25/22......................................      134,625
     42,187 Fannie Mae,
             Series 1993-27, Class A,
             5.50%, 2/25/23.......................................       41,488
      1,280 Fannie Mae,
             Series 1993-41, Class J,
             6.00%, 3/25/23.......................................        1,272
      7,205 Fannie Mae,
             Series 1993-2251, Class A,
             6.50%, 3/25/23.......................................        7,184
    124,510 Fannie Mae,
             Series 1994-23, Class G,
             6.00%, 5/25/23.......................................      123,687
    227,148 Fannie Mae,
             Series 1993-252, Class M,
             6.50%, 5/25/23.......................................      224,884
     25,343 Fannie Mae,
             Series 1993-155, Class LA,
             6.50%, 5/25/23.......................................       25,226
     84,000 Fannie Mae,
             Series 1994-89, Class C,
             8.00%, 6/25/23.......................................       85,119
     16,072 Fannie Mae,
             Series 1994-38, Class A,
             7.00%, 7/25/23.......................................       16,106

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $    4,369 Fannie Mae,
             Series 1993-147, Class N,
             7.00%, 8/25/23.......................................  $     4,357
     15,454 Fannie Mae,
             Series 1994-75, Class M,
             7.00%, 10/25/23......................................       15,155
  2,500,000 Fannie Mae,
             Series 1997-60, Class PD,
             6.50%, 1/18/24.......................................    2,427,899
    178,615 Fannie Mae,
             Series 1994-62, Class H,
             7.00%, 3/25/24.......................................      171,491
      9,812 Fannie Mae,
             Series 1994-42, Class L,
             6.50%, 4/25/24.......................................        9,444
     95,000 Fannie Mae,
             Series 1997-12, Class G,
             7.00%, 7/18/24.......................................       95,167
     10,000 Fannie Mae,
             Series 1997-27, Class BL,
             7.00%, 9/18/24.......................................        9,909
     52,000 Fannie Mae,
             Series 1996-46, Class H,
             7.25%, 9/25/24.......................................       51,276
     54,911 Fannie Mae,
             Series 1997-55, Class A,
             7.00%, 3/18/26.......................................       54,316
    999,140 Fannie Mae,
             Series 1998-24, Class J,
             6.50%, 5/18/28.......................................      961,532
     45,034 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA8, 10.00%, 7/25/27.....................       46,025
     10,000 Freddie Mac,
             Series 1301, Class EA,
             7.00%, 8/15/05.......................................       10,028
     33,314 Freddie Mac,
             Series 1317, Class G,
             7.00%, 5/15/06.......................................       33,381
      6,338 Freddie Mac,
             Series 1561, Class D,
             6.00%, 8/15/06.......................................        6,327
     75,834 Freddie Mac,
             Series 1229, Class I,
             7.00%, 8/15/06.......................................       75,899
      6,816 Freddie Mac,
             Series 1575, Class PE,
             6.00%, 3/15/07.......................................        6,811

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   29,866 Freddie Mac,
             Series 1475, Class O,
             7.00%, 2/15/08.......................................  $    29,055
     71,673 Freddie Mac,
             Series 1667, Class C,
             6.00%, 1/15/09.......................................       69,819
      1,543 Freddie Mac,
             Series 1103, Class M,
             8.50%, 3/15/09.......................................        1,539
      2,491 Freddie Mac,
             Series 1517, Class E,
             6.00%, 4/15/18.......................................        2,485
      3,454 Freddie Mac,
             Series 1394, Class F,
             6.00%, 7/15/18.......................................        3,447
      9,424 Freddie Mac,
             Series 1518, Class C,
             7.00%, 3/15/19.......................................        9,466
      4,427 Freddie Mac,
             Series 1350, Class G,
             7.50%, 8/15/19.......................................        4,417
      6,962 Freddie Mac,
             Series 1437, Class F,
             7.00%, 11/15/19......................................        6,957
     52,177 Freddie Mac,
             Series 1929, Class NC,
             7.50%, 1/15/20.......................................       52,221
     52,000 Freddie Mac,
             Series 1499, Class B,
             6.75%, 2/15/20.......................................       51,938
     81,051 Freddie Mac,
             Series 1332, Class H,
             7.50%, 4/15/20.......................................       81,147
      6,257 Freddie Mac,
             Series 1302, Class PI,
             8.00%, 5/15/20.......................................        6,243
      3,276 Freddie Mac,
             Series 1184, Class H,
             8.00%, 6/15/20.......................................        3,269
     15,403 Freddie Mac,
             Series 1265, Class I,
             7.00%, 7/15/20.......................................       15,412
     99,022 Freddie Mac,
             Series 1343, Class J,
             7.50%, 7/15/20.......................................       99,580
     28,520 Freddie Mac,
             Series 1081, Class J,
             7.00%, 10/15/20......................................       28,575

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $      205 Freddie Mac,
             Series 1254, Class H,
             7.50%, 10/15/20......................................  $       204
     21,996 Freddie Mac,
             Series 1288, Class H,
             7.00%, 11/15/20......................................       22,100
      8,406 Freddie Mac,
             Series 1358, Class H,
             7.00%, 11/15/20......................................        8,391
      1,995 Freddie Mac,
             Series 1165, Class K,
             7.00%, 12/15/20......................................        1,992
      1,368 Freddie Mac,
             Series 1163, Class I,
             6.95%, 12/15/20......................................        1,365
     21,667 Freddie Mac,
             Series 1109, Class H,
             6.95%, 12/15/20......................................       21,647
     44,965 Freddie Mac,
             Series 1250, Class H,
             7.00%, 12/15/20......................................       44,999
     43,889 Freddie Mac,
             Series 1186, Class H,
             7.50%, 12/15/20......................................       44,311
    316,158 Freddie Mac,
             Series 1228, Class G,
             7.00%, 1/15/21.......................................      317,044
     47,991 Freddie Mac,
             Series 114, Class H,
             6.95%, 1/15/21.......................................       47,505
     14,202 Freddie Mac,
             Series 1177, Class I,
             6.95%, 1/15/21.......................................       14,252
     53,187 Freddie Mac,
             Series 115, Class I,
             7.00%, 2/15/21.......................................       52,866
    106,682 Freddie Mac,
             Series 1069, Class I,
             6.95%, 2/15/21.......................................      107,063
    125,904 Freddie Mac,
             Series 1289, Class PL,
             7.50%, 2/15/21.......................................      126,862
     73,907 Freddie Mac,
             Series 1646, Class MA,
             6.50%, 3/15/21.......................................       73,706
     67,000 Freddie Mac,
             Series 1406, Class G,
             6.75%, 3/15/21.......................................       66,802

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   64,000 Freddie Mac,
             Series 1206, Class H,
             7.00%, 3/15/21.......................................  $    64,053
    130,000 Freddie Mac,
             Series 1350, Class H,
             7.50%, 3/15/21.......................................      131,381
     89,270 Freddie Mac,
             Series 139, Class G,
             7.00%, 4/15/21.......................................       88,512
     53,689 Freddie Mac,
             Series 1303, Class K,
             8.00%, 4/15/21.......................................       53,839
    146,584 Freddie Mac,
             Series 1351, Class TD,
             7.00%, 5/15/21.......................................      147,038
    111,000 Freddie Mac,
             Series 1302, Class PJ,
             8.00%, 5/15/21.......................................      112,296
     49,291 Freddie Mac,
             Series 1714, Class LD,
             7.00%, 6/15/21.......................................       48,747
     95,000 Freddie Mac,
             Series 1265, Class J,
             7.00%, 6/15/21.......................................       95,347
      6,264 Freddie Mac,
             Series 1237, Class I,
             8.00%, 6/15/21.......................................        6,336
     54,130 Freddie Mac,
             Series 1702-B, Class L,
             7.00%, 7/15/21.......................................       53,543
     73,519 Freddie Mac,
             Series 1255, Class G,
             7.50%, 7/15/21.......................................       74,138
     59,000 Freddie Mac,
             Series 1241, Class J,
             7.00%, 9/15/21.......................................       58,934
    172,747 Freddie Mac,
             Series 1278, Class I,
             7.00%, 9/15/21.......................................      173,072
     79,693 Freddie Mac,
             Series 1397, Class D,
             7.00%, 10/15/21......................................       79,201
      2,860 Freddie Mac,
             Series 189, Class C,
             8.00%, 10/15/21......................................        2,854
    278,000 Freddie Mac,
             Series 1173, Class E,
             6.50%, 11/15/21......................................      260,364

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   32,445 Freddie Mac,
             Series 1638, Class J,
             6.50%, 11/15/21......................................  $    31,865
    207,278 Freddie Mac,
             Series 53, Class C,
             7.50%, 1/20/22.......................................      208,092
     86,000 Freddie Mac,
             Series 1217, Class I,
             7.00%, 3/15/22.......................................       83,354
     42,548 Freddie Mac,
             Series 1890, Class K,
             7.00%, 3/15/22.......................................       42,574
     69,216 Freddie Mac,
             Series 1384, Class C,
             7.00%, 7/15/22.......................................       68,353
    122,000 Freddie Mac,
             Series 1312, Class I,
             8.00%, 7/15/22.......................................      124,677
      6,802 Freddie Mac,
             Series 1653, Class B,
             6.00%, 8/15/22.......................................        6,636
      5,908 Freddie Mac,
             Series 1574, Class L,
             6.50%, 9/15/22.......................................        5,899
     41,564 Freddie Mac,
             Series 1474, Class C,
             7.00%, 10/15/22......................................       41,362
     50,000 Freddie Mac,
             Series 1486, Class C,
             7.00%, 11/15/22......................................       49,677
     80,000 Freddie Mac,
             Series 1411, Class O,
             7.00%, 11/15/22......................................       74,191
    182,489 Freddie Mac,
             Series 1754, Class CA,
             8.50%, 11/15/22......................................      182,996
     65,762 Freddie Mac,
             Series 1905, Class B,
             7.00%, 12/15/22......................................       65,876
    129,664 Freddie Mac,
             Series 1648, Class JA,
             6.00%, 1/15/23.......................................      126,893
     10,687 Freddie Mac,
             Series 1543, Class XU,
             7.00%, 5/15/23.......................................       10,423
     98,246 Freddie Mac,
             Series 1749, Class C,
             8.00%, 6/15/23.......................................       98,680

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   96,000 Freddie Mac,
             Series 1543, Class XV,
             7.00%, 7/15/23........................................  $    92,741
    125,613 Freddie Mac,
             Series 1869, Class TD,
             7.50%, 7/15/23........................................      125,968
     55,861 Freddie Mac,
             Series 1775, Class E,
             8.00%, 11/15/23.......................................       55,768
     67,392 Freddie Mac,
             Series 1652, Class L,
             7.00%, 1/15/24........................................       66,504
    401,000 Freddie Mac,
             Series 1853, Class B,
             7.50%, 4/15/24........................................      405,409
     18,924 Freddie Mac,
             Series 1729, Class M,
             7.50%, 5/15/24........................................       18,539
     34,000 Freddie Mac,
             Series 1935, Class CA,
             7.50%, 9/15/24........................................       34,295
     70,000 Freddie Mac,
             Series 1935, Class JC,
             7.00%, 12/15/24.......................................       69,765
    110,000 Freddie Mac,
             Series 1932, Class B,
             7.00%, 6/15/25........................................      108,500
    244,000 Freddie Mac,
             Series 1983, Class U,
             7.00%, 11/17/25.......................................      235,927
    268,658 Freddie Mac,
             Series 2152, Class AC,
             7.50%, 1/15/26........................................      271,046
    910,430 Freddie Mac,
             Series 2136, Class AJ,
             6.50%, 7/15/26........................................      857,972
    260,000 Freddie Mac,
             Series 53, Class A,
             7.13%, 7/20/26........................................      253,715
     65,684 General Electric Capital Mortgage Services, Inc.,
             Series 1193-12, Class A3,
             6.50%, 10/25/23.......................................       64,806
     58,191 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2 , 6.50%, 10/25/23...........       56,330

   Shares
     or
 Principal                         Security                          Market
   Amount                        Description                          Value
 ---------- -----------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  414,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A6,
             6.50%, 11/25/24.....................................  $   389,404
    131,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-5, Class A5,
             7.00%, 8/25/25......................................      130,202
    603,086 General Electric Capital Mortgage Services, Inc.,
             Series 1996-11, Class A3,
             7.50%, 7/25/26......................................      605,052
  1,178,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12,
             7.50%, 4/25/27......................................    1,180,886
    294,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10,
             7.50%, 5/25/27......................................      293,241
    750,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-W, Class A5,
             6.75%, 10/25/27.....................................      743,078
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-12, Class A3,
             7.00%, 12/25/27.....................................      978,690
  1,800,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11,
             6.75%, 6/25/28......................................    1,691,541
     60,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A3,
             7.50%, 6/25/27......................................       60,228
    100,000 Government National Mortgage Assoc., Series 1996-22,
             Class B,
             7.00%, 8/16/17......................................      100,154
    339,235 Government National Mortgage Assoc., Series 1994-6,
             Class G,
             7.99%, 12/16/19.....................................      338,219
      8,916 Government National Mortgage Assoc., Series 1995,
             Class C,
             7.35%, 7/20/21......................................        8,989
    125,033 Government National Mortgage Assoc., Series 1996-15,
             Class 0,
             7.00%, 11/20/21.....................................      124,360


                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  287,000 Government National Mortgage Assoc., Series 1995-8,
             Class G,
             7.00%, 12/20/22......................................  $   281,269
    324,000 Government National Mortgage Assoc., Series 1995-8,
             Class GA,
             7.00%, 12/20/22......................................      318,047
    437,000 Government National Mortgage Assoc., Series 1997-6,
             Class B,
             7.50%, 5/20/24.......................................      437,486
     77,381 Government National Mortgage Assoc., Series 1997-4,
             Class B, 7.00%, 8/20/26..............................       73,675
    288,772 Headlands Mortgage Securities, Inc., Series 1997-5,
             Class AII1, 6.75%, 11/25/27..........................      285,206
      9,932 Housing Securities, Inc., Series 1994-3, Class A4,
             7.25%, 11/25/17......................................        9,895
      6,919 Housing Securities, Inc., Series 1992-B, Class 5,
             8.50%, 3/25/22.......................................        6,890
    370,000 Independent National Mortgage Corp., Series 1994-L,
             Class A6, 8.00%, 8/25/24.............................      373,172
    101,000 Independent National Mortgage Corp.,
             Series 1994-O, Class A5,
             8.50%, 9/25/24.......................................      103,120
    151,000 Independent National Mortgage Corp.,
             Series 1994-T, Class A5,
             8.38%, 11/25/24......................................      153,062
    185,391 Independent National Mortgage Corp.,
             Series 1994-U, Class A4,
             8.38%, 12/25/24......................................      187,231
    435,587 Independent National Mortgage Corp.,
             Series 1995-A, Class A4,
             8.75%, 3/25/25.......................................      437,774
     54,981 Independent National Mortgage Corp.,
             Series 1995-H, Class A12,
             8.00%, 6/25/25.......................................       55,110
    432,000 Independent National Mortgage Corp.,
             Series 1995-N, Class A4,
             7.50%, 10/25/25......................................      433,715
     59,841 Independent National Mortgage Corp.,
             Series 1995-N, Class A3,
             7.50%, 10/25/25......................................       59,777
    299,000 Independent National Mortgage Corp.,
             Series 1995-W, Class A6,
             7.13%, 2/25/26.......................................      296,755

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $  133,000 Independent National Mortgage Corp.,
             Series 1995-V, Class A6,
             7.13%, 2/25/26......................................   $   132,669
    154,000 Independent National Mortgage Corp.,
             Series 1995-W, Class A5,
             7.13%, 2/25/26......................................       153,678
     77,000 Independent National Mortgage Corp.,
             Series 1995-V, Class A2,
             7.25%, 2/25/26......................................        76,885
      1,542 Independent National Mortgage Corp., Series 1995-V,
             Class A1, 7.25%, 2/25/26............................         1,536
    252,000 Independent National Mortgage Corp.,
             Series 1996-D, Class A6, 7.00%, 5/25/26.............       243,785
    713,000 Independent National Mortgage Corp., Series 1996-D,
             Class A7, 7.00%, 5/25/26............................       711,852
     31,954 Investors Government National Mortgage Assoc.
             Mortgage Backed Sec. Trust Inc., Series 1984-2,
             Class E,
             7.88%, 4/25/08......................................        32,357
    290,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A8, 7.25%, 9/25/26..................................       283,400
     50,000 Norwest Asset Securities Corp., Series 1997-4, Class
             A8, 7.50%, 3/25/27..................................        49,473
      8,749 Norwest Asset Securities Corp., Series 1997-10, Class
             A2, 6.50%, 8/25/27..................................         8,712
     41,915 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26..................................        42,210
    130,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A9, 7.75%, 6/25/26..................................       128,548
      8,615 PNC Mortgage Securities Corp., Series 1996-3, Class
             A3, 7.25%, 12/25/26.................................         8,601
     61,680 Prudential Home Mortgage Securities, Series 1993-29,
             Class A6, 6.75%, 8/25/08............................        61,609
    233,579 Prudential Home Mortgage Securities, Series 1992-29,
             Class A9, 8.00%, 10/25/22...........................       237,916

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  255,000 Prudential Home Mortgage Securities, Series 1992-47,
             Class A10, 8.00%, 1/25/23............................  $   257,695
     77,217 Prudential Home Mortgage Securities, Series 1992-47,
             Class A9, 8.00%, 1/25/23.............................       77,299
    479,221 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.50%, 7/25/23.............................      470,839
     90,327 Prudential Home Mortgage Securities, Series 1993-38,
             Class A3, 6.15%, 9/25/23.............................       89,147
  2,200,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23............................    2,019,732
     75,201 Prudential Home Mortgage Securities, Series 1994-15,
             Class A2, 6.00%, 5/25/24.............................       74,735
    233,811 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24.............................      229,602
      1,975 Prudential Home Mortgage Securities, Series 1994-33,
             Class A3, 8.63%, 12/25/24............................        1,968
    384,793 Prudential Home Mortgage Securities, Series 1996-5,
             Class A2, 7.25%, 4/25/26.............................      384,716
    247,343 Residential Accredit Loans, Inc., Series 1998-QS16,
             Class A1, 6.50%, 11/25/13............................      239,774
     37,105 Residential Accredit Loans, Inc., Series 1996-QS4,
             Class AI6, 8.00%, 8/25/26............................       37,073
    191,153 Residential Accredit Loans, Inc., Series 1997-QS3,
             Class A3, 7.50%, 4/25/27.............................      190,698
  1,085,000 Residential Accredit Loans, Inc., Series 1998-QS9,
             Class A3, 6.75%, 7/25/28.............................    1,065,014
    330,000 Residential Accredit Loans, Inc., Series 1998-QS7,
             Class CB2, 6.75%, 7/25/28............................      309,187
     22,453 Residential Asset Securitization Trust, Series 1997-
             A1, Class A1, 7.00%, 3/25/27.........................       22,418
     40,142 Residential Asset Securitization Trust, Series 1998-
             A1, Class A5, 6.75%, 3/25/28.........................       39,999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $1,600,000 Residential Asset Securitization Trust, Series 1998-
             A5, Class A5, 6.75%, 6/25/28.........................  $ 1,541,527
     16,456 Residential Asset Securitization Trust, Series 1997-
             A3, Class A7, 10.00%, 5/25/27........................       16,607
    330,228 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10,
             8.00%, 12/25/22......................................      332,474
     53,003 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S2, Class A5,
             8.00%, 1/25/23.......................................       53,650
     74,154 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A8,
             7.50%, 7/25/23.......................................       74,361
    250,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6,
             7.00%, 8/25/23.......................................      240,830
     59,552 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S40, Class A5,
             6.20%, 11/25/23......................................       59,253
     63,420 Residential Funding Mortgage Securities I, Inc.,
             Series 1994-S13, Class A2,
             7.00%, 5/25/24.......................................       63,283
    606,669 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S9, Class A10,
             7.25%, 4/25/26.......................................      588,130
     82,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A10,
             7.50%, 5/25/26.......................................       81,272
    165,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A9,
             7.50%, 5/25/26.......................................      164,731
    451,721 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11,
             7.75%, 6/25/26.......................................      453,650

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  680,600 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10,
             8.00%, 7/25/26.......................................  $   686,565
     75,985 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A18,
             7.58%, 7/25/26.......................................       75,970
    225,437 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A12,
             7.60%, 7/25/26.......................................      225,994
    330,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S7, Class A3,
             7.50%, 5/25/27.......................................      327,297
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S8, Class A9,
             7.50%, 6/25/27.......................................      172,237
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S9, Class A20,
             7.50%, 7/25/27.......................................      174,479
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18,
             6.75%, 8/25/27.......................................      472,780
  1,418,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2,
             7.25%, 9/25/27.......................................    1,412,527
  2,180,894 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S10, Class A8,
             6.75%, 4/25/28.......................................    2,126,328
     60,000 Securitized Asset Sales, Inc., Series 1995-A, Class
             A6, 8.13%, 3/25/24...................................       60,770
    168,000 Structured Mortgage Asset Residential Trust,
             Series 1993-4, Class AE,
             7.50%, 2/25/23.......................................      168,195
     43,000 Structured Mortgage Asset Residential Trust,
             Series 1992-12B, Class G,
             7.60%, 1/25/24.......................................       42,572

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $   26,448 Vendee Mortgage Trust, Series 1993-1, Class D,
             7.00%, 11/15/12......................................   $    26,402
     96,040 Vendee Mortgage Trust, Series 1992-2, Class D,
             7.00%, 9/15/15.......................................        96,066
    411,000 Vendee Mortgage Trust, Series 1992-1, Class 2E,
             7.75%, 3/15/16.......................................       414,428
    301,000 Vendee Mortgage Trust, Series 1992-1, Class 2F,
             7.75%, 7/15/17.......................................       304,518
                                                                     -----------
  Total Collateralized Mortgage Obligations                           52,013,347
                                                                     -----------
 Corporate Bonds (2.0%):
 Brokerage Services (1.2%):
    500,000 Morgan Stanley Dean Witter & Co., 5.75%, 2/15/01......       496,250
    250,000 Salomon Smith Barney Holdings, Inc., 5.88%, 2/1/01....       247,500
                                                                     -----------
                                                                         743,750
                                                                     -----------
 Financial Services (0.8%):
    500,000 Ford Motor Credit Corp., 5.75%, 1/25/01...............       494,375
                                                                     -----------
  Total Corporate Bonds                                                1,238,125
                                                                     -----------
 U.S. Government Agencies (2.1%):
 Freddie Mac (1.6%):
    117,928 6.50%, 2/1/00, Gold Pool #N92990......................       117,388
    914,709 6.50%, 12/1/11, Gold Pool #E20275.....................       894,485
                                                                     -----------
                                                                       1,011,873
                                                                     -----------
 Government National Mortgage Assoc. (0.5%):
     15,067 6.50%, 7/15/23, Pool #350795..........................        14,434
     23,367 7.50%, 3/15/24, Pool #376439..........................        23,231
     15,318 7.00%, 4/20/24, Pool #1655............................        14,910
     28,916 6.50%, 12/15/25, Pool #414856.........................        27,454
    178,444 8.00%, 6/15/26, Pool #423563..........................       180,529
     22,450 7.00%, 11/20/26, Pool #2320...........................        21,815
                                                                     -----------
                                                                         282,373
                                                                     -----------
  Total U.S. Government Agencies                                       1,294,246
                                                                     -----------
 U.S. Treasury Bills (4.8%):
  3,000,000 5.18%, 9/15/99........................................     2,993,941
                                                                     -----------
  Total U.S. Treasury Bills                                            2,993,941
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 U.S. Treasury Notes (5.0%):
 $3,150,000 4.50%, 9/30/00........................................   $ 3,114,374
                                                                     -----------
  Total U.S. Treasury Notes                                            3,114,374
                                                                     -----------
 Investment Companies (1.5%):
    963,082 American Performance Cash Management Fund.............       963,082
                                                                     -----------
  Total Investment Companies                                             963,082
                                                                     -----------
  Total Investments (Cost $63,433,342) (a)--99.9%                     62,479,129
  Other assets in excess of liabilities--0.1%                             44,208
                                                                     -----------
  Total Net Assets--100.0%                                           $62,523,337
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $2,656. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation............. $   108,541
     Unrealized depreciation.............  (1,065,410)
                                          -----------
     Net unrealized depreciation.........  $ (956,869)
                                          ===========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Asset Backed Securities (6.0%):
 $   48,871 Advanta Mortgage Loan Trust, Series 1993-3, Class A3,
             4.75%, 2/25/10......................................   $    48,217
    373,125 AFC Home Equity Loan Trust, Series 1995-3, Class 1A2,
             6.80%, 10/26/26.....................................       374,028
    318,971 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................       315,871
  1,500,000 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11..................................     1,462,695
     31,034 Equicon Home Equity Loan Trust, Series 1992-7, Class
             A, 5.90%, 9/18/05...................................        30,934
     54,984 First Plus Home Loan Trust, Series 1996-2, Class A6,
             7.85%, 8/20/13......................................        56,030
  2,050,000 Ford Credit Auto Loan Master Trust, Series 1995-1,
             Class A, 6.50%, 8/15/02.............................     2,053,874
    863,817 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26..................................       863,929
                                                                    -----------
  Total Asset Backed Securities                                       5,205,578
                                                                    -----------
 Collateralized Mortgage Obligations (47.6%):
    300,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2, 7.00%, 12/25/27.................................       288,672
    675,000 Chase Mortgage Finance Corp., Series 1994-G, Class
             A8, 7.50%, 4/25/25..................................       671,180
    227,000 Chase Mortgage Finance Corp., Series 1994-I, Class
             A6, 7.75%, 6/25/25..................................       225,722
    147,000 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A5, 9.00%, 11/25/25................................       150,992
     36,000 Chemical Mortgage Securities Inc., Series 1996-1,
             Class A4, 7.00%, 1/25/26............................        35,132
    284,000 Citicorp Mortgage Securities, Inc., Series 1993-1,
             Class A3, 7.50%, 1/25/23............................       277,479
    316,000 Citicorp Mortgage Securities, Inc., Series 1993-2,
             Class A6, 7.50%, 3/25/23............................       311,345

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   49,057 Citicorp Mortgage Securities, Inc., Series 1996-1,
             Class A4, 7.50%, 12/25/26............................  $    48,900
    238,000 Citicorp Mortgage Securities, Inc., Series 1997-2,
             Class A2, 7.25%, 5/25/27.............................      236,060
    176,000 Citicorp Mortgage Securities, Inc., Series 1997-5,
             Class A5, 7.25%, 11/25/27............................      167,073
     79,000 Countrywide Funding Corp., Series 1994-17, Class A5,
             7.50%, 7/25/24.......................................       79,228
    308,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24.......................................      310,618
    198,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24.......................................      199,140
    125,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25.......................................      121,440
    121,000 Countrywide Home Loan, Series 1997-1, Class A4,
             7.40%, 3/25/27.......................................      120,028
    277,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27.......................................      272,975
    281,000 Countrywide Home Loan, Series 1997-1, Class A12,
             7.50%, 3/25/27.......................................      278,449
    470,000 Countrywide Home Loan, Series 1997-2, Class A3,
             7.50%, 4/25/27.......................................      469,065
    893,091 Countrywide Home Loan, Series 1998-2, Class A1,
             6.50%, 3/25/28.......................................      872,193
    730,000 Countrywide Home Loan, Series 1998-15, Class A16,
             6.75%, 10/25/28......................................      687,631
    201,000 Fannie Mae,
             Series 1992-7, Class E,
             8.00%, 6/25/08.......................................      205,543
    106,000 Fannie Mae,
             Series 1991-147, Class LD, 7.00%, 10/25/08...........      105,884
    256,000 Fannie Mae, Series 1992-202, Class H, 7.50%, 5/25/19..      260,023

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $   44,811 Fannie Mae,
             Series G95-2, Class O,
             8.00%, 5/25/19.......................................   $    44,890
     35,000 Fannie Mae, Series 1992-188, Class PJ,
             7.50%, 10/25/19......................................        35,284
  1,000,000 Fannie Mae, Series 1993-102, Class G, 6.25%, 1/25/20..       990,760
     37,760 Fannie Mae, Series 1990-62, Class G,
             9.00%, 6/25/20.......................................        39,223
    327,000 Fannie Mae,
             Series 1992-177, Class CB, 7.50%, 2/25/21............       328,756
    135,000 Fannie Mae, Series 1993-2, Class PH,
             7.35%, 3/25/21.......................................       135,522
    155,000 Fannie Mae, Series 1992-132, Class PL, 8.00%, 3/25/21.       157,031
     33,203 Fannie Mae,
             Series G-7, Class E,  8.90%, 3/25/21.................        34,398
     15,954 Fannie Mae,
             Series G97-1, Class A3,
             7.00%, 5/20/21.......................................        15,902
     34,869 Fannie Mae,
             Series 1991-66, Class J,
             8.13%, 6/25/21.......................................        35,643
     40,121 Fannie Mae, Series 1994-89, Class B, 8.00%, 9/25/21...        39,962
     39,404 Fannie Mae,
             Series G-32, Class N,
             8.10%, 10/25/21......................................        40,269
     45,291 Fannie Mae,
             Series D-32, Class L, 8.00%, 10/25/21................        46,178
     50,000 Fannie Mae,
             Series 1993-2, Class PK, 7.50%, 2/25/22..............        50,207
    111,000 Fannie Mae,
             Series 1993-155, Class M, 7.00%, 9/25/23.............       107,366
    134,624 Fannie Mae,
             Series 1996-22, Class C, 7.25%, 2/25/24..............       134,551

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   50,000 Fannie Mae,
             Series 1996-35, Class D, 7.00%, 3/25/23..............  $    49,629
    225,000 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A3, 7.75%, 5/25/27.......................      226,436
    448,240 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27.......................      450,732
     54,000 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA7, 8.00%, 7/25/27......................       54,501
    754,097 Freddie Mac,
             Series 1538, Class E, 6.00%, 3/15/05.................      752,279
     30,000 Freddie Mac,
             Series 1176, Class H, 8.00%, 12/15/06................       30,932
        258 Freddie Mac,
             Series 1513, Class P, 6.50%, 5/15/08.................          256
     11,000 Freddie Mac,
             Series 1156, Class ID, 7.00%, 1/15/09................       11,022
  1,389,754 Freddie Mac,
             Series 1482, Class F, 6.50%, 5/15/19.................    1,388,322
     16,643 Freddie Mac,
             Series 1332, Class H, 7.50%, 4/15/20.................       16,663
     32,949 Freddie Mac,
             Series 1281, Class G, 8.00%, 9/15/20.................       33,354
    327,029 Freddie Mac,
             Series 1268, Class G, 8.00%, 9/15/20.................      330,315
    516,000 Freddie Mac,
             Series 1383, Class E, 7.50%, 3/15/21.................      521,651
    147,000 Freddie Mac,
             Series 1350, Class H, 7.50%, 3/15/21.................      148,561
    101,000 Freddie Mac,
             Series 1052, Class G, 7.50%, 3/15/21.................       99,563
     23,680 Freddie Mac,
             Series 138, Class E, 8.07%, 7/15/21..................       24,127

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   44,457 Freddie Mac,
             Series 1128, Class IB, 7.00%, 8/15/21.................  $    44,084
     68,000 Freddie Mac,
             Series 1264, Class I, 8.30%, 4/15/22..................       69,895
    123,000 Freddie Mac,
             Series 1281, Class I, 8.00%, 5/15/22..................      124,997
     21,867 Freddie Mac,
             Series 1461, Class B, 7.00%, 6/15/22..................       20,995
     86,000 Freddie Mac,
             Series 1310, Class J, 8.00%, 6/15/22..................       87,446
    283,677 Freddie Mac,
             Series 1754, Class CA, 8.50%, 11/15/22................      284,465
    177,366 Freddie Mac,
             Series 1856, Class B, 7.50%, 3/15/23..................      178,206
     98,000 Freddie Mac,
             Series 1665, Class M, 6.50%, 1/15/24..................       95,247
     40,000 Freddie Mac,
             Series 1853, Class B, 7.50%, 4/15/24..................       40,440
    100,000 Freddie Mac,
             Series 1723, Class PN, 7.00%, 5/15/24.................       93,490
     95,000 Freddie Mac,
             Series 1931, Class D, 7.25%, 7/15/25..................       93,361
    100,000 Freddie Mac,
             Series 1240, Class L, 6.50%, 2/15/21..................       99,064
    159,000 Freddie Mac,
             Series 1379, Class H, 7.00%, 10/15/22.................      151,413
     50,000 Freddie Mac,
             Series 1795, Class B, 7.00%, 12/15/23.................       48,591
    146,000 Freddie Mac,
             Series 1904, Class D, 7.50%, 10/15/26.................      143,765
    125,717 General Electric Capital Mortgage Services, Inc.,
             Series 1994-7, Class A10, 6.00%, 2/25/09..............      124,316

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   90,000 General Electric Capital Mortgage Services, Inc.,
             Series 1992-12A, Class A7, 7.50%, 10/25/22............  $    88,518
    605,183 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2,
             6.50%, 10/25/23.......................................      585,835
     17,612 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4,
             6.25%, 12/25/23.......................................       17,535
     97,675 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4,
             7.75%, 8/25/24........................................       98,366
     57,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A10,
             8.88%, 11/25/24.......................................       58,620
    570,745 General Electric Capital Mortgage Services, Inc.,
             Series 1995-6, Class A4,
             7.00%, 8/25/25........................................      564,849
    181,210 General Electric Capital Mortgage Services, Inc.,
             Series 1996-15, Class A12,
             7.75%, 10/25/26.......................................      181,658
    100,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-1, Class A14,
             7.50%, 3/25/27........................................       97,255
    645,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A8,
             7.50%, 4/25/27........................................      646,696
    644,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12,
             7.50%, 4/25/27........................................      645,578
    135,324 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A-11,
             7.50%, 4/25/27........................................      135,418
    838,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10,
             7.50%, 5/25/27........................................      835,838

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  119,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A4,
             7.50%, 6/25/27.......................................  $   118,654
    132,961 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A2,
             7.50%, 6/25/27.......................................      131,557
    280,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-8, Class A17, 7.13%, 10/25/27............      269,718
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28.............      939,745
     32,360 Government National Mortgage Assoc.,
             Series 1994-6, Class G, 7.99%, 12/16/19..............       32,263
     10,280 Government National Mortgage Assoc.,
             Series 1994-1, Class A, 7.55%, 9/16/22...............       10,333
    253,000 Government National Mortgage Assoc.,
             Series 1996-7, Class C, 7.50%, 2/16/23...............      253,838
     51,000 Government National Mortgage Assoc.,
             Series 1997-6, Class B, 7.50%, 5/20/24...............       51,057
     71,500 Government National Mortgage Assoc.,
             Series 1994-5, Class D, 7.50%, 7/16/24...............       69,711
    500,000 Government National Mortgage Assoc.,
             Series 1999-1, Class G, 6.50%, 7/20/26...............      451,241
    326,000 Headlands Mortgage Securities, Series 1997-1, Class
             AI10, 7.75%, 3/25/27.................................      328,308
    229,000 Housing Securities, Inc.,
             Series 1992-EB, Class B5B, 7.63%, 9/25/22............      226,543
    139,000 Independent National Mortgage Corp., Series 1994-17,
             Class A5, 8.38%, 10/25/24............................      141,897

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  100,000 Independent National Mortgage Corp.,
             Series 1994-T, Class A5, 8.38%, 11/25/24.............  $   101,365
    311,943 Independent National Mortgage Corp.,
             Series 1995-A, Class A4, 8.75%, 3/25/25..............      313,509
     92,000 Independent National Mortgage Corp.,
             Series 1995-N, Class A4, 7.50%, 10/25/25.............       90,606
    137,000 Independent National Mortgage Corp.,
             Series 1995-N, Class A4, 7.50%, 10/25/25.............      137,544
    140,000 Independent National Mortgage Corp.,
             Series 1995-Q, Class A5, 7.50%, 11/25/25.............      138,674
    195,000 Independent National Mortgage Corp.,
             Series 1995-U, Class A5, 7.13%, 1/25/26..............      194,723
    172,000 Independent National Mortgage Corp.,
             Series 1995-V, Class A6, 7.13%, 2/25/26..............      171,572
    152,000 Independent National Mortgage Corp.,
             Series 1996-D, Class A7, 7.00%, 5/25/26..............      151,755
     89,641 Independent National Mortgage Corp.,
             Series 1996-S, Class A2, 6.93%, 5/25/26..............       89,277
     50,000 Norwest Asset Securities Corp., Series 1996-8, Class
             A4, 6.00%, 12/25/26..................................       43,367
    590,000 Norwest Asset Securities Corp., Series 1997-2, Class
             A7, 7.70%, 3/25/27...................................      590,903
    320,000 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27...................................      322,109
    367,000 Norwest Asset Securities Corp., Series 1997-8, Class
             A3, 7.50%, 6/25/27...................................      365,253

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $2,203,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28...................................  $ 2,023,917
    124,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A6, 7.00%, 1/25/28...................................      117,303
     75,000 Paine Webber Mortgage Acceptance Corp.,
             Series 1994-5A, Class A5, 8.125%, 7/25/24............       75,845
    132,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A16, 7.38%, 6/25/26..................................      129,922
    113,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A18, 7.38%, 6/25/26..................................      112,441
    287,989 PNC Mortgage Securities Corp., Series 1996-3, Class
             A3, 7.25%, 12/25/26..................................      287,531
    500,000 PNC Mortgage Securities Corp., Series 1997-2, Class
             A3, 7.50%, 3/35/27...................................      482,550
    150,000 Prudential Home Mortgage Securities,
             Series 1992-32, Class A9, 7.45%, 10/25/22............      146,709
    183,000 Prudential Home Mortgage Securities,
             Series 1992-33, Class A8, 7.50%, 11/25/22............      180,751
  1,000,374 Prudential Home Mortgage Securities,
             Series 1992-40, Class A10, 7.50%, 12/25/22...........      987,329
    917,000 Prudential Home Mortgage Securities,
             Series 1992-43, Class A6, 7.50%, 1/25/23.............      890,691
    170,481 Prudential Home Mortgage Securities,
             Series 1992-50, Class A5, 7.63%, 2/25/23.............      169,856
    231,565 Prudential Home Mortgage Securities,
             Series 1992-51, Class A10, 7.75%, 2/25/23............      231,389
     94,146 Prudential Home Mortgage Securities,
             Series 1993-8, Class A3, 7.90%, 3/25/23..............       93,633
    115,000 Prudential Home Mortgage Securities,
             Series 1993-19, Class A11, 7.49%, 6/25/23............      114,488

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  300,000 Prudential Home Mortgage Securities,
             Series 1993-19, Class A13, 7.50%, 6/25/23............  $   292,296
    226,610 Prudential Home Mortgage Securities,
             Series 1993-38, Class A3, 6.15%, 9/25/23.............      223,650
    931,000 Prudential Home Mortgage Securities,
             Series 1993-44, Class A17, 6.00%, 11/25/23...........      837,611
    500,000 Prudential Home Mortgage Securities,
             Series 1993-62, Class A6, 6.75%, 12/26/23............      459,030
    450,000 Prudential Home Mortgage Securities,
             Series 1994-6, Class A6, 6.50%, 2/25/24..............      421,034
    935,244 Prudential Home Mortgage Securities,
             Series 1994-15, Class A5, 6.80%, 5/25/24.............      918,409
     96,000 Prudential Home Mortgage Securities,
             Series 1994-18, Class A10, 7.38%, 5/25/24............       92,180
    782,000 Prudential Home Mortgage Securities,
             Series 1994-18, Class A6, 7.50%, 5/25/24.............      775,087
    385,000 Prudential Home Mortgage Securities,
             Series 1994-22, Class A6, 7.30%, 6/25/24.............      377,831
     97,000 Prudential Home Mortgage Securities,
             Series 1994-27, Class A5, 8.25%, 9/25/24.............       98,418
    328,000 Prudential Home Mortgage Securities,
             Series 1996-5, Class A9, 7.25%, 4/25/26..............      323,628
    200,000 Residential Accredit Loans, Inc., Series 1997-QS1,
             Class A11, 7.50%, 2/25/27............................      196,872
     93,013 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S36, Class A4, 6.75%, 11/25/07...........       91,979
    850,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23............      818,822
    359,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10, 7.75%, 9/25/25...........      355,008

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  226,409 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A19, 7.50%, 9/25/25...........  $   226,923
    264,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15, 7.50%, 5/25/26...........      261,070
    185,907 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A9, 7.75%, 7/25/26............      186,576
     94,659 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10, 8.00%, 7/25/26...........       95,489
    217,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A4, 7.50%, 1/25/27.............      213,096
    700,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A2, 7.50%, 1/25/27.............      699,377
    125,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S3, Class A8, 7.30%, 2/25/27.............      119,773
     67,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S5, Class A4, 7.625%, 4/25/27............       67,269
    355,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27...........      335,674
  1,061,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27............    1,056,905
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4, 6.75%, 4/25/28............      918,570
    189,073 Ryland Acceptance Corp., Series 1997, Class JA,
             8.75%, 4/20/21.......................................      189,938

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $  165,000 Securitized Asset Sales, Inc., Series 1995-A, Class
             A12, 7.75%, 3/25/24.................................   $   163,211
    386,000 Vendee Mortgage Trust, Series 1992-2, Class F,
             7.00%, 2/15/18......................................       386,340
                                                                    -----------
 Total Collateralized Mortgage Obligations                           41,406,941
                                                                    -----------
 Corporate Bonds (22.9%):
 Banking (2.3%):
  1,000,000 Bank One Corp., 7.25%, 8/15/04.......................     1,008,750
  1,000,000 BankAmerica Corp., 7.75%, 7/15/02....................     1,023,750
                                                                    -----------
                                                                      2,032,500
                                                                    -----------
 Brokerage Services (6.5%):
    500,000 Bear Stearns Co., Inc., 6.75%, 8/15/00...............       503,435
  2,000,000 Bear Stearns Co., Inc., 6.75%, 4/15/03...............     1,970,000
  1,500,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02............     1,492,500
  1,000,000 Salomon Smith Barney Holdings, Inc., 6.63%, 6/1/00...     1,004,650
    750,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       730,313
                                                                    -----------
                                                                      5,700,898
                                                                    -----------
 Financial Services (7.4%):
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       456,250
  2,100,000 CNA Financial Corp., 6.25%, 11/15/03.................     2,031,750
  2,000,000 Commercial Credit Co., 6.38%, 9/15/02................     1,975,000
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......       992,500
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/15/05.....       972,500
                                                                    -----------
                                                                      6,428,000
                                                                    -----------
 Food Products & Services (3.8%):
  2,200,000 Grand Metropolitan Investment, 8.63%, 8/15/01........     2,279,750
  1,000,000 McCormick & Co., 8.95%, 7/1/01.......................     1,045,000
                                                                    -----------
                                                                      3,324,750
                                                                    -----------
 Leasing (1.7%):
  1,500,000 Hertz Corp., 6.00%, 1/15/03..........................     1,456,875
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Pharmaceuticals (0.6%):
 $  500,000 American Home Products Corp., 6.50%, 10/15/02........   $   496,875
                                                                    -----------
 Telecommunications (0.6%):
    500,000 COMSAT Corp., 8.95%, 5/15/01.........................       520,000
                                                                    -----------
  Total Corporate Bonds                                              19,959,898
                                                                    -----------
 Taxable Municipal Bonds (4.3%):
 California (0.5%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC...       471,250
                                                                    -----------
 Georgia (1.1%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by:
             FSA.................................................       935,000
                                                                    -----------
 Louisiana (2.3%):
  1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.45%, 2/1/05, Insured by: FGIC..................       978,750
  1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.50%, 2/1/06, Insured by: FGIC..................       973,750
                                                                    -----------
                                                                      1,952,500
                                                                    -----------
 Wisconsin (0.4%):
    400,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08
             @ 100...............................................       389,000
                                                                    -----------
  Total Taxable Municipal Bonds                                       3,747,750
                                                                    -----------
 U.S. Government Agencies (10.2%):
 Fannie Mae (0.8%):
    326,608 6.58%, 9/1/99, Pool #189916..........................       332,526
    108,791 6.59%, 9/1/99, Pool #188965..........................       110,898
    289,603 7.00%, 9/1/99, Pool #224951..........................       293,947
                                                                    -----------
                                                                        737,371
                                                                    -----------
 Freddie Mac (3.0%):
     62,040 7.00%, 10/1/07, Gold Pool #E40422....................        61,836
  2,613,455 6.50%, 12/1/11, Gold Pool #E20275....................     2,555,671
                                                                    -----------
                                                                      2,617,507
                                                                    -----------

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 U.S. Government Agencies, continued:
 Government National Mortgage Assoc. (6.4%):
 $    3,182 9.00%, 11/15/01, Pool #194441.........................   $     3,316
      4,500 9.00%, 8/15/03, Pool #229571..........................         4,689
     14,767 9.00%, 12/15/04, Pool #284008.........................        15,454
     15,897 9.00%, 1/15/05, Pool #247502..........................        16,638
     34,232 9.00%, 3/15/06, Pool #299211..........................        35,825
     92,232 9.00%, 12/15/06, Pool #316045.........................        96,159
    212,253 7.50%, 6/15/07, Pool #329595..........................       215,437
    641,314 6.00%, 1/15/09, Pool #371901..........................       620,029
      2,866 10.00%, 2/15/19, Pool #269976.........................         3,093
    127,606 8.00%, 11/15/21, Pool #308330.........................       129,061
     65,763 8.00%, 2/15/22, Pool #319029..........................        66,497
    122,150 8.00%, 5/15/23, Pool #343406..........................       123,547
     71,732 8.00%, 10/20/24, Pool #1884...........................        72,043
     16,678 8.00%, 2/20/26, Pool #2171............................        16,751
    707,798 7.00%, 3/15/26, Pool #419128..........................       689,593
     36,314 8.00%, 3/20/26, Pool #2187............................        36,475
    146,633 8.00%, 4/20/26, Pool #2205............................       147,277
    615,064 8.00%, 5/20/26, Pool #2219............................       617,758
  1,372,516 8.00%, 6/15/26, Pool #426149..........................     1,388,341
  1,191,625 8.00%, 6/15/26, Pool #423563..........................     1,205,555
     16,888 7.00%, 3/20/27, Pool #2394............................        16,412
                                                                     -----------
                                                                       5,519,950
                                                                     -----------
  Total U.S. Government Agencies                                       8,874,828
                                                                     -----------
 U.S. Treasury Bills (3.4%):
  3,000,000 5.18%, 9/15/99........................................     2,993,941
                                                                     -----------
  Total U.S. Treasury Bills                                            2,993,941
                                                                     -----------
 U.S. Treasury Notes (2.6%):
  1,000,000 8.88%, 5/15/00........................................     1,023,890
  1,275,000 4.50%, 9/30/00........................................     1,260,580
                                                                     -----------
  Total U.S. Treasury Notes                                            2,284,470
                                                                     -----------
 U.S. Treasury Bonds (2.0%):
  2,000,000 5.25%, 2/15/29........................................     1,747,800
                                                                     -----------
  Total U.S. Treasury Bonds                                            1,747,800
                                                                     -----------
 Investment Companies (0.7%):
    616,152 American Performance Cash Management Fund.............       616,152
                                                                     -----------
  Total Investment Companies                                             616,152
                                                                     -----------
  Total Investments (Cost $88,179,234)(a)--99.7%                      86,837,358
                                                                     -----------
  Other assets in excess of liabilities--0.3%                            294,934
                                                                     -----------
  Total Net Assets--100.0%                                           $87,132,292
                                                                     ===========

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1999

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $6,562. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation............. $   251,024
     Unrealized depreciation.............  (1,599,462)
                                          -----------
     Net unrealized depreciation......... $(1,348,438)
                                          ===========

 * Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guaranty Insurance Corporation

FSA -- Financial Security Assurance

GO -- General Obligations Bond

                       See notes to financial statements

AMERICAN PERFORMANCE FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------

 Asset Backed Securities (3.0%):
 $1,000,000 Crown Home Equity Loan Trust, Series 1996-1, Class A3,
             6.81%, 6/25/11.......................................   $  975,130
    392,944 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3, 7.30%, 3/25/12............      392,075
    500,000 UCFC Home Equity Loan, Series 1996-D1, Class A4,
             6.78%, 2/15/16.......................................      499,585
                                                                     ----------
  Total Asset Backed Securities                                       1,866,790
                                                                     ----------
 Collateralized Mortgage Obligations (48.7%):
    800,000 BA Mortgage Securities, Inc., Series 1997-3, Class A2,
             7.00%, 12/25/27......................................      769,792
     75,000 Capstead Securities Corp., Series 1993-1, Class E,
             7.50%, 2/1/23........................................       73,043
     38,422 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A9, 7.50%, 11/25/25.................................       38,430
    100,000 Chemical Mortgage Securities, Inc., Series 1993-1,
             Class A7, 7.45%, 2/25/23.............................       96,659
      7,053 Chemical Mortgage Securities, Inc., Series 1996-1,
             Class A6, 8.00%, 1/25/26.............................        7,024
    305,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24.......................................      307,593
    166,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24.......................................      166,956
     62,000 Countrywide Funding Corp., Series 1994-17, Class A11,
             8.25%, 7/25/24.......................................       63,160
    460,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25.......................................      446,899
    511,000 Countrywide Funding Corp., Series 1994-17, Class A6,
             7.63%, 7/25/24.......................................      511,664
    275,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27.......................................      271,004

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $  273,000 Countrywide Mortgage Backed Securities, Inc.,
             Series 1994-J, Class A7, 8.00%, 6/25/24...............   $  275,211
    130,000 Fannie Mae,
             Series 1992-118, Class PJ, 7.50%, 2/25/21.............      132,077
    223,000 Fannie Mae,
             Series 1992-168, Class KA, 7.50%, 11/25/21............      222,194
    235,000 Fannie Mae,
             Series 1991-171, Class J, 8.00%, 12/25/21.............      237,958
    123,000 Fannie Mae,
             Series 1992-88, Class L, 8.00%, 12/25/21..............      125,037
    115,000 Fannie Mae,
             Series 1993-82, Class H, 7.00%, 5/25/23...............      110,083
    155,000 Fannie Mae,
             Series 1997-16, Class HA, 7.00%, 2/18/25..............      150,177
    448,240 Financial Asset Securitization, Inc., Series 1997-NAM1,
             Class A2, 7.75%, 5/25/27..............................      450,732
    500,000 Financial Asset Securitization, Inc., Series 1997-NAM2,
             Class FA5, 7.70%, 7/25/27.............................      503,185
    176,000 Freddie Mac,
             Series 1281, Class I, 8.00%, 5/15/22..................      178,857
    100,000 Freddie Mac,
             Series 1541, Class H, 7.00%, 10/15/22.................       98,109
     35,578 Freddie Mac,
             Series 1753, Class CB, 8.13%, 5/15/23.................       35,896
    109,000 Freddie Mac,
             Series 1853, Class B, 7.50%, 4/15/24..................      110,199
    496,000 Freddie Mac,
             Series 1847, Class B, 7.50%, 7/15/24..................      500,118
    110,000 Freddie Mac,
             Series 54, Class C,
             7.75%, 3/18/25........................................      109,806
    847,328 Fund America Investors Corp., Series 1991-1, Class K,
             7.95%, 10/20/21.......................................      847,238

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------- --------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   79,319 General Electric Capital Mortgage Services, Inc.,
             Series 1993-17, Class A13, 6.50%, 12/25/23.............  $   77,946
     60,812 General Electric Capital Mortgage Services, Inc.,
             Series 1994-13, Class A7, 6.50%, 4/25/24...............      60,197
    116,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A9, 8.63%, 11/25/24..............     118,760
    175,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-5, Class A6, 7.50%, 8/25/25................     169,654
    232,305 General Electric Capital Mortgage Services, Inc.,
             Series 1996-13, Class A13, 7.75%, 8/25/26..............     233,615
    911,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27...............     913,232
    253,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27...............     252,347
    154,138 General Electric Capital Mortgage Services, Inc.,
             Series 1997-6, Class A2, 7.50%, 7/25/27................     154,394
  1,000,000 Government National Mortgage Assoc.,
             Series 1999-7, Class D, 6.25%, 8/16/27.................     894,238
    688,454 Government National Mortgage Assoc.,
             Series 1996-15, Class CA, 7.50%, 1/20/24...............     685,976
     90,000 Government National Mortgage Assoc.,
             Series 1996-15, Class H, 7.50%, 8/16/26................      89,504
    359,000 Government National Mortgage Assoc.,
             Series 1996-20, Class J, 7.50%, 9/20/26................     356,717

   Shares
     or
 Principal                          Security                             Market
   Amount                          Description                           Value
 ---------- --------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $  364,000 Government National Mortgage Assoc.,
             Series 1996-22, Class E, 7.00%, 5/16/24................   $  348,501
    575,000 Government National Mortgage Assoc.,
             Series 1999-1, Class G, 6.50%, 7/20/26.................      518,928
    500,000 Government National Mortgage Assoc.,
             Series 1999-2, Class D, 6.50%, 10/20/26................      456,922
    250,000 Headlands Mortgage Securities,
             Series 1997-1, Class AI10, 7.75%, 3/25/27..............      251,770
    130,000 Headlands Mortgage Securities, Series 1997-3, Class 1A6,
             7.00%, 7/25/27.........................................      126,740
    500,000 Headlands Mortgage Securities,
             Series 1997-5, Class A17, 7.25%, 11/25/27..............      498,330
    466,000 Housing Securities, Inc.,
             Series 1992-EB, Class B5B,
             7.63%, 9/25/22.........................................      461,000
    473,000 Independent National Mortgage Corp., Series 1994-L,
             Class A5,
             8.00%, 8/25/24.........................................      475,322
     75,544 Independent National Mortgage Corp., Series 1994-N,
             Class A7,
             8.25%, 10/25/24........................................       76,211
    192,000 Independent National Mortgage Corp., Series 1994-U,
             Class A10,
             8.75%, 12/25/24........................................      197,548
     25,484 Independent National Mortgage Corp., Series 1995-A,
             Class A4,
             8.75%, 3/25/25.........................................       25,612
    220,000 Independent National Mortgage Corp., Series 1995-U,
             Class A2,
             7.13%, 1/25/26.........................................      219,688
    295,000 Independent National Mortgage Corp., Series 1995-U,
             Class A5,
             7.13%, 1/25/26.........................................      294,581
    175,000 Independent National Mortgage Corp., Series 1995-U,
             Class A4,
             7.25%, 1/25/26.........................................      172,793
    234,000 Independent National Mortgage Corp., Series 1995-W,
             Class A6,
             7.13%, 2/25/26.........................................      232,243

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Collateralized Mortgage Obligations, continued:
 $  223,899 Merrill Lynch Trust,
             Series 45, Class F, 9.10%, 9/20/14....................   $  228,677
    175,000 Norwest Asset Securities Corp.,
             Series 1996-1, Class A11, 7.50%, 8/25/26..............      182,917
    159,000 Norwest Asset Securities Corp.,
             Series 1996-3, Class A5, 7.63%, 9/25/26...............      155,729
    101,000 Norwest Asset Securities Corp.,
             Series 1996-4, Class A3, 7.75%, 9/25/26...............      100,523
    207,000 Norwest Asset Securities Corp.,
             Series 1996-8, Class A3, 7.50%, 12/25/26..............      203,773
    491,000 Norwest Asset Securities Corp.,
             Series 1997-2, Class A7, 7.70%, 3/25/27...............      491,751
    528,000 Norwest Asset Securities Corp.,
             Series 1997-6, Class A2, 7.75%, 5/25/27...............      531,480
    624,000 Norwest Asset Securities Corp.,
             Series 1997-8, Class A3, 7.50%, 6/25/27...............      621,030
  1,020,000 Norwest Asset Securities Corp.,
             Series 1997-21, Class A7, 7.00%, 1/25/28..............      937,084
    440,107 Norwest Asset Securities Corp.,
             Series 1996-4, Class A3, 7.75%, 9/25/26...............      443,201
    324,000 Paine Webber Mortgage Acceptance Corp.,
             Series 1994-5A, Class A4, 8.13%, 7/25/24..............      327,567
     65,000 PNC Mortgage Securities Corp., Series 1998-5, Class
             2A3, 6.75%, 7/25/28...................................       59,199
    107,000 PNC Mortgage Securities Corp., Series 1998-7, Class
             1A21, 7.00%, 9/25/28..................................       98,925
    240,000 PNC Mortgage Securities Corp., Series 1998-6, Class
             1A14, 7.00%, 9/25/28..................................      229,757
    148,000 PNC Mortgage Securities Corp., Series 1996-1, A4,
             7.50%,
              6/25/26..............................................      140,458
    491,000 PNC Mortgage Securities Corp., Series 1997-2, Class A3,
             7.50%, 3/35/27........................................      473,864

   Shares
     or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------- --------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $  108,000 Prudential Home Mortgage Securities,
             Series 1992-32, Class A9, 7.45%, 10/25/22..............  $  105,630
    733,000 Prudential Home Mortgage Securities,
             Series 1992-33, Class A8, 7.50%, 11/25/22..............     723,991
    254,776 Prudential Home Mortgage Securities,
             Series 1993-62, Class A6, 6.50%, 7/25/23...............     250,319
    500,000 Prudential Home Mortgage Securities,
             Series 1993-62, Class A6, 6.75%, 12/26/23..............     459,030
    554,000 Prudential Home Mortgage Securities,
             Series 1996-5, Class A9, 7.25%, 4/25/26................     546,615
    259,000 Prudential Home Mortgage Securities,
             Series 1993-51, Class A9, 6.00%, 12/25/23..............     237,443
     26,313 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10, 8.00%, 12/25/22............      26,492
     20,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A9, 7.50%, 7/25/23..............      19,869
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23..............     481,660
  1,153,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A11, 6.00%, 9/25/25.............     999,282
     97,373 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7, 7.50%, 9/25/25..............      97,594
    347,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10, 7.75%, 9/25/25.............     343,141
    211,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A14, 8.00%, 9/25/25.............     212,336

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------- --------------------------------------------------------  ----------

 Collateralized Mortgage Obligations, continued:
 $   67,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15, 7.50%, 5/25/26.............  $   66,256
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S10, Class A6, 7.50%, 5/25/26..............     494,970
     79,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A5, 7.75%, 5/25/26..............      78,114
     46,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11, 7.75%, 6/25/26.............      46,197
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A2, 7.50%, 1/25/27...............     999,110
     62,229 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S9, Class A14, 7.50%, 7/25/27..............      62,098
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27.............     472,780
  1,339,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27..............   1,333,832
    221,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S15, Class A2, 7.00%, 10/25/27.............     214,854
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4, 6.75%, 4/25/28..............     918,570
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S19, Class A5, 6.75%, 8/25/28..............     453,785
    335,935 Ryland Acceptance Corp.,
             Series 1997, Class JA, 8.75%, 4/20/21..................     337,472

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $   10,000 Ryland Mortgage Securities Corp., Series 1992-2,
             Class E, 8.00%, 2/25/23.............................   $    10,077
     37,000 Securitized Asset Sales,
             Series 1995-A, Class A7, 8.00%, 3/25/24.............        37,265
    132,000 Vendee Mortgage Trust,
             Series 1996-3, Class 2F, 7.75%, 11/15/22............       133,946
                                                                    -----------
  Total Collateralized Mortgage Obligations                          30,590,533
                                                                    -----------
 Corporate Bonds (20.4%):
 Automotive (0.8%):
    500,000 General Motors Corp., 7.70%, 4/15/16.................       503,125
                                                                    -----------
 Banking (2.4%):
  1,500,000 BankAmerica Corp., 7.13%, 5/12/05....................     1,483,125
                                                                    -----------
 Brokerage Services (2.9%):
  1,000,000 Merrill Lynch & Co., Inc., 8.00%, 2/1/02.............     1,026,250
    800,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       779,000
                                                                    -----------
                                                                      1,805,250
                                                                    -----------
 Financial Services (7.8%):
  1,000,000 Associates Corp., N.A., 7.50%, 4/15/02...............     1,016,250
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       456,250
  1,000,000 CNA Financial Corp., 7.25%, 11/15/23.................       911,250
  1,050,000 Ford Motor Credit Corp., 7.75%, 3/15/05..............     1,077,563
    500,000 General Electric Capital Corp., 7.50%, 6/15/09.......       513,750
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......       992,500
                                                                    -----------
                                                                      4,967,563
                                                                    -----------
 Leasing (1.6%):
  1,000,000 Hertz Corp., 7.38%, 6/15/01..........................     1,013,750
                                                                    -----------
 Office Equipment & Services (1.7%):
  1,000,000 Xerox Corp., 8.13%, 4/15/02..........................     1,041,250
                                                                    -----------
 Retail (1.7%):
  1,000,000 May Department Stores, 8.38%, 10/1/22................     1,048,750
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Telecommunications (1.5%):
 $1,000,000 Alltell Corp., 7.00%, 3/15/16........................   $   935,000
                                                                    -----------
  Total Corporate Bonds                                              12,797,813
                                                                    -----------
 Taxable Municipal Bonds (7.0%):
 California (0.8%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC...       471,250
                                                                    -----------
 Colorado (2.0%):
  1,195,000 Boulder County Revenue Bond, Series B, 7.63%, 9/1/21,
             Callable 9/1/07 @ 100*, Insured by: AMBAC...........     1,197,987
                                                                    -----------
 Georgia (1.5%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by:
             FSA.................................................       935,000
                                                                    -----------
 Illinois (0.2%):
    150,000 Springfield Tax Allocation, 7.50%, 2/1/12, Callable
             2/1/05 @ 100*, Insured by: AMBAC....................       152,063
                                                                    -----------
 Missouri (1.5%):
  1,005,000 St. Louis, Municipal Finance Corp., Firemen's
             Retirement System, Revenue Bond, 6.55%, 8/1/09,
             Insured by: MBIA....................................       962,287
                                                                    -----------
 Wisconsin (1.0%):
    395,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08
             @ 100...............................................       384,138
    260,000 Wisconsin Housing & Economic Development Revenue
             Bonds, Series H, 7.88%, 3/1/26, Callable 9/1/05 @
             102*................................................       259,675
                                                                    -----------
                                                                        643,813
                                                                    -----------
  Total Taxable Municipal Bonds                                       4,362,400
                                                                    -----------

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 U.S. Government Agencies (10.0%):
 Freddie Mac (3.1%):
 $1,960,091 6.50%, 12/1/11, Gold Pool #E20275.....................   $ 1,916,754
                                                                     -----------
 Government National Mortgage Assoc. (6.9%):
     22,336 10.50%, 11/15/15, Pool #268347........................        24,472
     62,436 11.00%, 2/15/16, Pool #279067.........................        69,030
     21,495 9.00%, 1/15/20, Pool #280664..........................        22,798
     63,929 9.00%, 10/15/20, Pool #289412.........................        67,765
    140,190 9.00%, 7/15/21, Pool #308511..........................       148,513
    424,669 7.00%, 9/15/23, Pool #347688..........................       411,262
    656,597 7.50%, 11/15/23, Pool #354701.........................       652,526
    504,402 7.50%, 12/15/25, Pool #401510.........................       501,350
    499,079 8.00%, 5/15/26, Pool #428480..........................       504,878
     27,728 8.00%, 6/15/26, Pool #426149..........................        28,047
  1,998,291 7.00%, 7/15/29, Pool #490215..........................     1,936,483
                                                                     -----------
                                                                       4,367,124
                                                                     -----------
  Total U.S. Government Agencies                                       6,283,878
                                                                     -----------
 U.S. Treasury Bills (1.6%):
  1,000,000 5.18%, 9/15/99........................................       997,980
                                                                     -----------
  Total U.S. Treasury Bills                                              997,980
                                                                     -----------
 U.S. Treasury Bonds (8.2%):
  1,000,000 7.63%, 2/15/25........................................     1,150,820
    500,000 6.13%, 11/15/27.......................................       484,310
  1,000,000 5.50%, 8/15/28........................................       893,420
  3,000,000 5.25%, 2/15/29........................................     2,621,700
                                                                     -----------
  Total U.S. Treasury Bonds                                            5,150,250
                                                                     -----------
 Investment Companies (0.6%):
    361,755 American Performance Cash Management Fund.............       361,755
                                                                     -----------
  Total Investment Companies                                             361,755
                                                                     -----------
  Total Investments (Cost $63,683,054) (a)--99.5%                     62,411,399
                                                                     -----------
  Other assets in excess of liabilities--0.5%                            309,998
                                                                     -----------
  Total Net Assets--100.0%                                           $62,721,397
                                                                     ===========

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation............. $   263,236
     Unrealized depreciation.............  (1,534,891)
                                          -----------
     Net unrealized depreciation......... $(1,271,655)
                                          ===========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC -- American Municipal Bond Assurance Corp.

FSA -- Financial Security Assurance

GO -- General Obligations Bond

MBIA -- Municipal Bond Insurance Association

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks (62.9%):
 Advertising (0.2%):
        300 Catalina Marketing Corp.(b)............................   $   27,225
      2,100 R.H. Donnelley Corp. ..................................       36,356
        800 True North Communications, Inc. .......................       26,350
                                                                      ----------
                                                                          89,931
                                                                      ----------
 Aerospace/Defense (1.4%):
        200 Alliant Techsystems, Inc.(b)...........................       14,600
      3,700 AlliedSignal, Inc. ....................................      226,625
      9,200 B. F. Goodrich Co. ....................................      339,825
      2,900 United Technologies Corp. .............................      191,763
                                                                      ----------
                                                                         772,813
                                                                      ----------
 Airlines (0.1%):
      1,000 America West Holdings Corp., Class B(b)................       19,500
        800 SkyWest, Inc. .........................................       16,100
                                                                      ----------
                                                                          35,600
                                                                      ----------
 Apparel Manufacturers (0.0%):
      1,100 OshKosh B'Gosh, Inc. ..................................       17,738
                                                                      ----------
 Automotive (0.3%):
      3,700 Ford Motor Co. ........................................      192,863
                                                                      ----------
 Automotive Parts (0.2%):
      4,800 Cooper Tire & Rubber Co. ..............................       91,200
        900 Gentex Corp.(b) .......................................       17,213
      1,100 Tower Automotive, Inc.(b)..............................       22,000
                                                                      ----------
                                                                         130,413
                                                                      ----------
 Banking (2.2%):
      7,000 Bank of America Corp. .................................      423,500
      3,400 Bank One Corp. ........................................      136,425
        900 Centura Banks, Inc. ...................................       41,681
      4,800 Chase Manhattan Corp. .................................      401,700
      4,500 First Union Corp. .....................................      186,750
      1,015 Hudson United Bancorp .................................       32,290
                                                                      ----------
                                                                       1,222,346
                                                                      ----------
 Beverages (1.4%):
     12,000 Coca-Cola Co. .........................................      717,750
      2,900 PepsiCo, Inc. .........................................       98,963
                                                                      ----------
                                                                         816,713
                                                                      ----------
 Broadcasting/Cable (1.8%):
        400 Adelphia Communications,
             Class A(b)............................................       24,800
      7,900 CBS Corp.(b)...........................................      371,300
      6,100 Comcast Corp., Special Class A.........................      199,013

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
      6,300 Cox Communications, Inc.,
             Class A(b)............................................   $  234,281
      2,000 Jones Intercable, Inc.(b)..............................       87,750
      1,600 MediaOne Group, Inc.(b)................................      105,200
                                                                      ----------
                                                                       1,022,344
                                                                      ----------
 Building Materials (1.8%):
     31,900 Johns Manville Corp. ..................................      458,563
      2,200 Tecumseh Products, Inc. ...............................      125,400
      8,400 USG Corp. .............................................      411,600
                                                                      ----------
                                                                         995,563
                                                                      ----------
 Chemicals (1.0%):
      1,000 Cambrex Corp. .........................................       26,875
      6,500 Engelhard Corp. .......................................      129,593
      1,100 Ferro Corp. ...........................................       26,400
        900 Geon Co. ..............................................       26,888
      4,100 Lubrizol Corp. ........................................      104,038
      3,900 Monsanto Co. ..........................................      160,143
      1,900 NL Industries, Inc. ...................................       22,919
        600 Scotts Co., Class A(b).................................       23,813
      1,900 W.R. Grace & Co.(b)....................................       36,338
                                                                      ----------
                                                                         557,007
                                                                      ----------
 Commercial Services (0.9%):
        800 Avis Rent A Car, Inc.(b)...............................       17,600
      5,700 Deluxe Corp. ..........................................      194,157
        800 Dollar Thrifty Automotive Group(b).....................       15,050
      2,400 H & R Block, Inc. .....................................      133,500
        500 NCO Group, Inc.(b).....................................       22,750
      1,100 Nielsen Media Research(b)..............................       40,356
        750 Profit Recovery Group International, Inc.(b)...........       28,546
      1,300 Regis Corp. ...........................................       24,863
      1,600 Rollins, Inc. .........................................       25,100
                                                                      ----------
                                                                         501,922
                                                                      ----------
 Computer Software & Services (3.9%):
      1,700 Acxiom Corp.(b)........................................       29,856
      3,900 America Online, Inc.(b)................................      356,119
        900 American Management Systems(b).........................       25,763
      7,500 Compuware Corp.(b).....................................      226,406
      5,700 CSG Systems International, Inc.(b).....................      128,606
        400 FactSet Research Systems, Inc.(b)......................       18,525
        800 Macromedia, Inc.(b)....................................       31,700
     12,700 Microsoft Corp.(b).....................................    1,175,543
      5,400 Oracle Corp.(b)........................................      197,100
      1,000 Symantec Corp.(b)......................................       30,000
                                                                      ----------
                                                                       2,219,618
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
 Computers & Peripherals (6.2%):
      1,100 Anixter International, Inc.(b).........................   $   23,169
     15,100 Cisco Systems, Inc.(b).................................    1,023,968
     21,800 Dell Computer Corp.(b).................................    1,064,112
      6,800 EMC Corp.(b)...........................................      408,000
      1,600 Hewlett-Packard Co. ...................................      168,600
      5,600 International Business Machines Corp. .................      697,550
      3,100 NCR Corp.(b)...........................................      135,625
                                                                      ----------
                                                                       3,521,024
                                                                      ----------
 Cosmetics/Personal Care (2.1%):
      5,900 Avon Products, Inc. ...................................      258,863
      6,200 Kimberly-Clark Corp. ..................................      353,012
      5,900 Procter & Gamble Co. ..................................      585,574
                                                                      ----------
                                                                       1,197,449
                                                                      ----------
 Diversified Manufacturing Operations (3.0%):
      1,900 ACX Technologies, Inc.(b)..............................       23,513
     12,600 General Electric Co. ..................................    1,415,137
      2,300 Tyco International, Ltd. ..............................      233,018
                                                                      ----------
                                                                       1,671,668
                                                                      ----------
 Electric Integrated (0.9%):
     12,600 PECO Energy Co. .......................................      511,875
                                                                      ----------
 Electronics (0.2%):
        700 DII Group, Inc.(b).....................................       24,806
        500 Electro Scientific Industries, Inc.(b).................       20,000
        800 KEMET Corp.(b).........................................       20,650
        800 Park Electrochemical Corp..............................       23,250
        600 Plexus Corp.(b)........................................       17,850
        400 Vitesse Semiconductor Corp.(b).........................       27,200
                                                                      ----------
                                                                         133,756
                                                                      ----------
 Entertainment (0.5%):
      2,400 Aztar Corp.(b).........................................       22,050
      4,300 The Walt Disney Co. ...................................      119,325
      3,900 Viacom, Inc., Class B(b)...............................      164,044
                                                                      ----------
                                                                         305,419
                                                                      ----------
 Financial Services (3.3%):
      5,200 Allied Capital Corp. ..................................      117,488
      6,500 Associates First Capital Corp., Class A................      223,031
      4,600 Bear Stearns Cos., Inc. ...............................      191,475
     11,200 Citigroup, Inc. .......................................      497,700
      6,900 Household International, Inc. .........................      260,475
      1,100 Legg Mason, Inc. ......................................       42,006
      4,500 Morgan Stanley Dean Witter & Co. ......................      386,156
      1,800 Providian Financial Corp. .............................      139,725
                                                                      ----------
                                                                       1,858,056
                                                                      ----------

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
 Food Products & Services (1.4%):
      3,000 Chiquita Brands International, Inc. ...................   $   19,875
      5,400 Earthgrains Co. .......................................      130,275
      2,600 Fleming Cos., Inc. ....................................       31,363
      3,500 General Mills, Inc. ...................................      293,124
      5,100 IBP, Inc. .............................................      116,981
      1,400 Pilgrim's Pride Corp., Class B.........................       14,875
      4,000 Safeway, Inc.(b).......................................      186,250
        900 Smithfield Foods, Inc.(b)..............................       26,438
                                                                      ----------
                                                                         819,181
                                                                      ----------
 Forest Products--Lumber & Paper (0.4%):
      2,200 Georgia Pacific Corp. .................................       91,025
      7,300 Louisiana-Pacific Corp. ...............................      135,050
                                                                      ----------
                                                                         226,075
                                                                      ----------
 Health Care (2.0%):
        700 Cognex Corp.(b)........................................       21,131
      2,300 Coventry Health Care, Inc.(b)..........................       23,144
        500 Express Scripts, Inc., Class A(b)......................       33,688
        700 IDEXX Laboratories, Inc.(b)............................       11,900
      7,500 Johnson & Johnson......................................      766,875
      2,400 Medtronic, Inc. .......................................      187,800
      2,200 Owens & Minor, Inc.....................................       24,338
      1,000 Quest Diagnostics, Inc.(b).............................       26,438
      1,100 Universal Health Services, Class B(b)..................       36,712
                                                                      ----------
                                                                       1,132,026
                                                                      ----------
 Home Builders (0.5%):
      4,700 Centex Corp. ..........................................      132,187
        900 Crossmann Communities, Inc.(b).........................       22,725
      7,000 D. R. Horton, Inc. ....................................      101,938
      2,000 Ryland Group, Inc. ....................................       48,125
                                                                      ----------
                                                                         304,975
                                                                      ----------
 Insurance (2.1%):
      1,300 20th Century Industries................................       24,375
      1,900 Aetna Services, Inc. ..................................      147,725
      2,500 American General Corp. ................................      177,499
     20,500 Conseco, Inc. .........................................      491,999
      1,120 Fidelity National Financial, Inc. .....................       17,220
      1,500 First American Financial Corp. ........................       22,313
        800 FPIC Insurance Group, Inc.(b)..........................       13,900
      1,800 Fremont General Corp. .................................       17,888
      3,400 Hartford Financial Services Group, Inc. ...............      154,488
      1,700 Marsh & McLennan Cos., Inc. ...........................      123,781
      1,200 MMI Cos., Inc. ........................................       15,975
                                                                      ----------
                                                                       1,207,163
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
 Leisure & Recreation Products (0.1%):
      1,100 Polaris Industries, Inc. ..............................   $   39,531
                                                                      ----------
 Machinery & Equipment (0.2%):
      1,800 Lincoln Electric Holdings..............................       36,449
      1,250 MotivePower Industries, Inc.(b)........................       15,469
        300 SPX Corp.(b)...........................................       25,425
        900 Terex Corp.(b).........................................       24,188
                                                                      ----------
                                                                         101,531
                                                                      ----------
 Metals--Processing & Fabrication (0.1%):
      1,800 Amcast Industrial Corp. ...............................       28,575
                                                                      ----------
 Office Equipment & Services (0.3%):
      3,500 Xerox Corp. ...........................................      167,125
                                                                      ----------
 Oil & Gas Exploration, Production,
  and Services (0.2%):
      1,600 Devon Energy Corp.(b)..................................       61,800
      1,800 Vintage Petroleum, Inc. ...............................       25,763
                                                                      ----------
                                                                          87,563
                                                                      ----------
 Oil--Integrated Companies (3.5%):
      2,500 Ashland, Inc. .........................................       96,406
      3,700 Chevron Corp. .........................................      341,324
      7,400 Exxon Corp. ...........................................      583,674
      2,100 Mobil Corp. ...........................................      214,988
      7,800 Occidental Petroleum Corp. ............................      169,163
      4,200 Sunoco, Inc. ..........................................      136,763
     17,100 Ultramar Diamond Shamrock Corp. .......................      446,738
                                                                      ----------
                                                                       1,989,056
                                                                      ----------
 Pharmaceuticals (6.8%):
     10,400 Abbott Laboratories....................................      451,100
        480 Alza Corp.(b)..........................................       24,180
      2,400 Bindley Western Industries, Inc. ......................       40,200
      8,100 Bristol-Myers Squibb Co. ..............................      570,038
      3,300 Eli Lilly & Co. .......................................      246,263
        300 Medimmune, Inc.(b).....................................       30,956
     11,800 Merck & Co., Inc. .....................................      792,812
        600 Patterson Dental Co.(b)................................       24,600
     16,800 Pfizer, Inc. ..........................................      634,199
        900 Priority Healthcare Corp., Class B(b)..................       25,313
        900 Roberts Pharmaceutical Corp.(b)........................       24,131
      8,200 Schering-Plough Corp. .................................      431,013
      7,700 Warner-Lambert Co. ....................................      510,125
                                                                      ----------
                                                                       3,804,930
                                                                      ----------

  Shares
    or
 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------
 Common Stocks, continued:
 Printing & Publishing (0.1%):
   1,600   Bowne & Co., Inc. ......................................   $   22,200
     650   Valassis Communications, Inc.(b)........................       28,438
                                                                      ----------
                                                                          50,638
                                                                      ----------
 Real Estate Investment Trusts (0.0%):
   2,100   Indymac Mortgage Holdings, Inc. ........................       28,219
                                                                      ----------
 Research And Development (0.0%):
     800   Pharmaceutical Product Development, Inc.(b).............       16,200
                                                                      ----------
 Restaurants (0.1%):
   2,700   Ryan's Family Steak Houses, Inc.(b).....................       26,156
   3,100   Taco Cabana, Inc., Class A(b)...........................       28,675
                                                                      ----------
                                                                          54,831
                                                                      ----------
 Retail (3.3%):
     700   Ames Department Stores, Inc.(b).........................       20,563
     600   Ann Taylor Stores Corp.(b)..............................       19,875
   1,900   Building Materials Holding Corp.(b).....................       21,138
   1,300   Burlington Coat Factory Warehouse Corp. ................       21,450
   5,100   Gap, Inc. ..............................................      199,537
  10,000   Home Depot, Inc. .......................................      611,249
     800   Hughes Supply, Inc. ....................................       18,600
   3,100   May Department Stores Co. ..............................      121,094
   5,900   Staples, Inc.(b)........................................      128,325
  15,200   Wal-Mart Stores, Inc. ..................................      673,549
     800   Williams-Sonoma, Inc.(b)................................       31,200
                                                                      ----------
                                                                       1,866,580
                                                                      ----------
 Semiconductors (2.6%):
   1,700   Applied Industrial Technologies, Inc. ..................       25,606
   3,400   Applied Materials, Inc.(b)..............................      241,613
  12,700   Intel Corp. ............................................    1,043,780
   1,200   Kulicke & Soffa Industries, Inc.(b).....................       24,675
   1,400   Lam Research Corp.(b)...................................       79,013
     400   Lattice Semiconductor Corp.(b)..........................       24,650
     500   Novellus Systems, Inc.(b)...............................       26,969
   1,600   Silicon Valley Group, Inc.(b)...........................       19,000
                                                                      ----------
                                                                       1,485,306
                                                                      ----------
 Steel (0.0%):
   2,000   Steel Technologies, Inc. ...............................       23,250
                                                                      ----------
 Telecommunications (5.9%):
   2,800   Ameritech Corp. ........................................      176,750
   1,800   AT&T Corp. .............................................       81,000
   3,400   Bell Atlantic Corp. ....................................      208,250

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                           Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Telecommunications, continued:
      6,200 BellSouth Corp. ......................................   $   280,550
      8,100 Lucent Technologies, Inc. ............................       518,906
     10,700 MCI WorldCom, Inc.(b).................................       810,525
      2,500 Nextel Communications, Inc.,
             Class A(b)...........................................       144,531
        800 Powertel, Inc.(b).....................................        29,600
      1,700 Qualcom, Inc.(b)......................................       326,719
      7,100 SBC Communications, Inc. .............................       340,800
      2,900 Tellabs, Inc.(b)......................................       172,731
      1,100 Vodafone Airtouch PLC ADR.............................       220,619
                                                                     -----------
                                                                       3,310,981
                                                                     -----------
 Textile Products (0.2%):
      2,500 Interface, Inc. ......................................        21,719
      4,400 Shaw Industries.......................................        88,000
                                                                     -----------
                                                                         109,719
                                                                     -----------
 Tobacco & Tobacco Product (0.7%):
     10,600 Philip Morris Cos., Inc. .............................       396,838
                                                                     -----------
 Transportation (0.2%):
      2,100 Union Pacific Corp. ..................................       102,244
                                                                     -----------
 Transportation Leasing & Trucking (0.1%):
      2,200 Arkansas Best Corp.(b)................................        27,500
      1,000 Roadway Express, Inc. ................................        21,063
      2,100 Yellow Corp.(b).......................................        33,337
                                                                     -----------
                                                                          81,900
                                                                     -----------
 Utilities--Electric (0.6%):
      3,200 Entergy Corp. ........................................        95,400
        800 Hawaiian Electric Industries, Inc. ...................        28,450
      3,600 Southern Co. .........................................        97,425
      2,400 Texas Utilities Co. ..................................        97,050
                                                                     -----------
                                                                         318,325
                                                                     -----------
 Utilities--Natural Gas (0.1%):
      1,333 Indiana Energy, Inc. .................................        28,243
        500 Piedmont Natural Gas Co., Inc. .......................        16,781
                                                                     -----------
                                                                          45,024
                                                                     -----------
 Utilities--Water (0.0%):
        800 United Water Resources, Inc. .........................        26,800
                                                                     -----------
  Total Common Stocks                                                 35,598,704
                                                                     -----------
 Asset Backed Securities (1.1%):
 $   73,477 CoreStates Home Equity Trust,
             Series 1993-2, Class A, 5.10%, 3/15/09...............        72,763

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------   ----------

 Asset Backed Securities, continued:
 $  300,000 Crown Home Equity Loan Trust, Series 1996-1, Class A3,
             6.81%, 6/25/11.......................................   $  292,539
     98,236 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3, 7.30%, 3/25/12............       98,019
    172,763 Nomura Asset Securities Corp.,
             Series 1995-2, Class 2M, 7.12%, 1/25/26..............      172,786
                                                                     ----------
  Total Asset Backed Securities                                         636,107
                                                                     ----------
 Collateralized Mortgage Obligations (12.8%):
    500,000 BA Mortgage Securities, Inc.,
             Series 1997-3, Class A2, 7.00%, 12/25/27.............      481,120
    500,000 Chase Mortgage Finance Corp.,
             Series 1993-L, Class 2A12, 7.00%, 10/25/24...........      463,310
     80,000 Fannie Mae,
             Series 1997-16, Class HA, 7.00%, 2/18/25.............       77,510
    224,120 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27.......................      225,366
     69,829 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2, 6.50%, 10/25/23...........       67,596
     50,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27.............       50,123
    200,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27.............      199,484
    464,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-9, Class 1A17, 7.25%, 10/25/27...........      442,753
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28.............      939,745
  1,000,000 Government National Mortgage Assoc.,
             Series 1999-1, Class G, 6.50%, 7/20/26...............      902,483

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------   ----------

 Collateralized Mortgage Obligations continued:
 $  500,000 Government National Mortgage Assoc., Series 1999-2,
             Class D, 6.50%, 10/20/26.............................   $  456,922
    500,000 Headlands Mortgage Securities, Series 1997-5, Class
             A17, 7.25%, 11/25/27.................................      498,330
    260,000 Independent National Mortgage Corp., Series 1995-M,
             Class A4, 7.50%, 9/25/25.............................      254,795
    134,000 Norwest Asset Securities Corp.,
             Series 1996-3, Class A8, 7.25%, 9/25/26..............      130,950
  1,000,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23............................      918,060
    111,060 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24.............................      109,061
    130,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A7, 6.88%, 5/25/24.............................      126,476
    190,000 Prudential Home Mortgage Securities, Series 1996-2,
             Class A13, 7.00%, 3/25/26............................      186,147
    200,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23............      192,664
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A2, 7.50%, 1/25/27.............      499,555
                                                                     ----------
  Total Collateralized Mortgage Obligations                           7,222,450
                                                                     ----------
 Corporate Bonds (5.5%):
 Banking (0.9%):
    250,000 BankAmerica Corp., 7.13%, 5/12/05.....................      247,188
    250,000 J.P. Morgan, 6.25%, 12/15/05..........................      237,500
                                                                     ----------
                                                                        484,688
                                                                     ----------
 Beverages (0.4%):
    250,000 Anheuser Busch Co., 6.90%, 10/1/02....................      250,000
                                                                     ----------
 Brokerage Services (1.2%):
    250,000 Bear Stearns Co., Inc., 6.75%, 8/15/00................      251,717
    200,000 Salomon Smith Barney Holdings, Inc., 6.63%, 7/1/02....      198,750

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------   ----------

 Corporate Bonds, continued:
 Brokerage Services, continued:
 $  250,000 Salomon Smith Barney Holdings, Inc.,
             6.88%, 6/15/05.......................................   $  243,438
                                                                     ----------
                                                                        693,905
                                                                     ----------
 Financial Services (2.0%):
    250,000 Associates Corp. N.A., 6.00%, 12/1/02.................      243,750
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28............      456,250
    250,000 Ford Motor Credit Co., 6.38%, 9/15/99.................      250,100
    200,000 General Motors Acceptance Corp., 6.63%, 10/15/05......      194,500
                                                                     ----------
                                                                      1,144,600
                                                                     ----------
 Retail Stores (1.0%):
    300,000 J.C. Penney & Co., 7.25%, 4/1/02......................      301,875
    250,000 Wal-Mart Stores, Inc., 7.25%, 6/1/13..................      253,750
                                                                     ----------
                                                                        555,625
                                                                     ----------
  Total Corporate Bonds                                               3,128,818
                                                                     ----------
 Taxable Municipal Bonds (0.9%):
 Georgia (0.6%):
    350,000 Cedartown Development Authority, 7.00%, 2/1/22,
             Callable 2/1/07 @ 102, Insured by: AMBAC.............      327,250
                                                                     ----------
 Louisiana (0.3%):
    170,000 Orleans Parish School Board Refunding Bonds, Series A,
             6.45%, 2/1/05,
             Insured by: FGIC.....................................      166,388
                                                                     ----------
  Total Taxable Municipal Bonds                                         493,638
                                                                     ----------
 U.S. Government Agencies (4.1%):
 Fannie Mae (0.5%):
    300,000 7.50%, 4/16/07........................................      301,440
                                                                     ----------
 Freddie Mac (0.4%):
     55,324 6.50%, 2/1/00, Gold Pool #N92990......................       55,071
    196,009 6.50%, 12/1/11, Gold Pool #E20275.....................      191,675
                                                                     ----------
                                                                        246,746
                                                                     ----------
 Government National Mortgage Assoc. (3.2%):
    414,798 7.00%, 1/15/26, Pool #421420..........................      404,693
    143,594 6.00%, 2/20/26, Pool #2166............................      132,296

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1999

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------   ----------

 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
 $  474,255 8.00%, 6/15/26, Pool #423563...........................   $  479,799
    749,391 7.00%, 7/15/29, Pool #492747...........................      726,213
                                                                      ----------
                                                                       1,743,001
                                                                      ----------
  Total U.S. Government Agencies                                       2,291,187
                                                                      ----------
 U.S. Treasury Notes (5.3%):
    200,000 7.75%, 2/15/01.........................................      205,662
  2,800,000 5.875%, 11/30/01.......................................    2,803,472
                                                                      ----------
  Total U.S. Treasury Notes                                            3,009,134
                                                                      ----------
 U.S. Treasury Bonds (4.3%):
    525,000 6.25%, 8/15/23.........................................      514,431
  2,000,000 6.13%, 11/15/27........................................    1,937,240
                                                                      ----------
  Total U.S. Treasury Bonds                                            2,451,671
                                                                      ----------

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $68,300. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............. $ 5,100,871
     Unrealized depreciation.............  (2,462,275)
                                          -----------
     Net unrealized appreciation......... $ 2,638,596
                                          ===========

(b) Represents non-income producing securities.

ADR -- American Depository Receipt

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guaranty Insurance Corporation

PLC -- Public Limited Company

  Shares
    or
 Principal                     Security                       Market
  Amount                     Description                       Value
 ---------  ---------------------------------------------   -----------

 Investment Companies (2.7%):
 $1,467,473 American Performance Cash Management Fund....   $ 1,467,473
     40,000 American Performance U.S. Treasury Fund......        40,000
                                                            -----------
  Total Investment Companies                                  1,507,473
                                                            -----------
  Total Investments (Cost $53,632,286)(a)--99.6%            $56,339,182
  Other assets in excess of liabilities--0.4%                   231,870
                                                            -----------
  Total Net Assets--100.0%                                  $56,571,052
                                                            ===========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

                                   Security                            Market
   Shares                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks (98.0%):
 Aerospace/Defense (2.0%):
     22,200 AlliedSignal, Inc. ...................................   $ 1,359,750
     38,600 B. F. Goodrich Co. ...................................     1,425,787
     12,700 United Technologies Corp. ............................       839,788
                                                                     -----------
                                                                       3,625,325
                                                                     -----------
 Automotive Parts (1.4%):
     71,300 Cooper Tire & Rubber Co. .............................     1,354,700
     29,000 Dana Corp. ...........................................     1,263,313
                                                                     -----------
                                                                       2,618,013
                                                                     -----------
 Banking (3.7%):
     39,000 Bank of America Corp. ................................     2,359,500
     52,400 Bank One Corp. .......................................     2,102,550
     27,400 Chase Manhattan Corp. ................................     2,293,038
                                                                     -----------
                                                                       6,755,088
                                                                     -----------
 Beverages (3.1%):
     70,600 Coca-Cola Co. ........................................     4,222,763
     45,200 PepsiCo, Inc. ........................................     1,542,450
                                                                     -----------
                                                                       5,765,213
                                                                     -----------
 Broadcasting/Cable (1.0%):
     40,200 CBS Corp.(b)..........................................     1,889,400
                                                                     -----------
 Building Materials (0.7%):
     83,100 Johns Manville Corp. .................................     1,194,563
                                                                     -----------
 Chemicals (1.1%):
      5,400 Dow Chemical..........................................       613,575
     69,900 Engelhard Corp. ......................................     1,393,631
                                                                     -----------
                                                                       2,007,206
                                                                     -----------
 Commercial Services (1.8%):
     72,900 Deluxe Corp. .........................................     2,483,156
     21,800 Hertz Corp., Class A..................................       878,813
                                                                     -----------
                                                                       3,361,969
                                                                     -----------
 Computer Software & Services (7.2%):
     11,300 America Online, Inc.(b)...............................     1,031,831
     11,700 Citrix Systems, Inc.(b)...............................       666,900
     41,500 Compuware Corp.(b)....................................     1,252,781
     29,000 CSG Systems International, Inc.(b)....................       654,313
     92,900 Microsoft Corp.(b)....................................     8,599,055
     33,500 Peregrine Systems, Inc.(b)............................     1,105,500
                                                                     -----------
                                                                      13,310,380
                                                                     -----------
 Computers & Peripherals (6.7%):
     60,100 Cisco Systems, Inc.(b)................................     4,075,530
     62,600 Dell Computer Corp.(b)................................     3,055,663
     30,000 EMC Corp.(b)..........................................     1,800,000

                                   Security                            Market
   Shares                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued
 Computers & Peripherals, continued:
     27,500 International Business Machines Corp. ................   $ 3,425,469
                                                                     -----------
                                                                      12,356,662
                                                                     -----------
 Consumer Products (0.3%):
     16,000 Fortune Brands, Inc. .................................       600,000
                                                                     -----------
 Containers & Packaging (0.3%):
     11,500 Ball Corp.............................................       516,781
                                                                     -----------
 Cosmetics/Personal Care (3.2%):
     17,200 Colgate-Palmolive Co. ................................       920,200
     23,700 Kimberly-Clark Corp. .................................     1,349,419
     37,200 Procter & Gamble Co. .................................     3,692,100
                                                                     -----------
                                                                       5,961,719
                                                                     -----------
 Diversified Manufacturing Operations (4.8%):
     74,600 General Electric Co. .................................     8,378,513
     18,500 Ogden Corp. ..........................................       420,875
                                                                     -----------
                                                                       8,799,388
                                                                     -----------
 Electric Integrated (2.6%):
     30,200 PECO Energy Co. ......................................     1,226,875
    131,200 Reliant Energy, Inc. .................................     3,632,600
                                                                     -----------
                                                                       4,859,475
                                                                     -----------
 Entertainment (0.9%):
     22,800 The Walt Disney Co. ..................................       632,700
     24,100 Viacom, Inc., Class B(b) .............................     1,013,706
                                                                     -----------
                                                                       1,646,406
                                                                     -----------
 Financial Services (6.3%):
    102,100 Allied Capital Corp. .................................     2,306,821
     24,100 Associates First Capital Corp., Class A...............       826,931
     83,000 Citigroup, Inc. ......................................     3,688,312
     56,700 Household International, Inc. ........................     2,140,425
      8,100 Morgan Stanley Dean Witter & Co. .....................       695,081
      9,300 Providian Financial Corp. ............................       721,913
     38,400 Washington Mutual, Inc. ..............................     1,219,200
                                                                     -----------
                                                                      11,598,683
                                                                     -----------
 Food Products & Services (1.5%):
     31,200 Flowers Industries, Inc. .............................       493,350
     30,800 IBP, Inc. ............................................       706,475
     22,200 Quaker Oats Co. ......................................     1,483,238
                                                                     -----------
                                                                       2,683,063
                                                                     -----------
 Forest Products--Lumber & Paper (0.7%):
     29,500 Georgia Pacific Corp. ................................     1,220,563
                                                                     -----------
 Health Care (2.1%):
     37,400 Johnson & Johnson.....................................     3,824,150
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

                                   Security                            Market
   Shares                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Home Builders (1.2%):
     82,900 D. R. Horton, Inc. ...................................   $ 1,207,231
     47,400 Kaufman & Broad Home Corp. ...........................       968,738
                                                                     -----------
                                                                       2,175,969
                                                                     -----------
 Hotels & Lodging (0.3%):
     25,800 Starwood Hotels & Resorts Worldwide...................       614,363
                                                                     -----------
 Insurance (4.4%):
     13,000 Aetna Services, Inc. .................................     1,010,750
     14,100 American International Group, Inc. ...................     1,306,894
     26,600 Aon Corp. ............................................       887,775
     50,300 Conseco, Inc. ........................................     1,207,200
     43,500 Hartford Financial Services Group, Inc. ..............     1,976,531
     16,900 Marsh & McLennan Cos., Inc. ..........................     1,230,531
     10,800 Nationwide Financial Services, Inc. ..................       394,200
                                                                     -----------
                                                                       8,013,881
                                                                     -----------
 Office Equipment & Services (1.0%):
     38,000 Xerox Corp. ..........................................     1,814,500
                                                                     -----------
 Oil--Intergrated Companies (6.6%):
     22,400 Chevron Corp. ........................................     2,066,400
     59,900 Exxon Corp. ..........................................     4,724,612
     16,600 Mobil Corp. ..........................................     1,699,425
     40,900 Royal Dutch Petroleum--New York Shares ADR............     2,530,687
     40,700 Ultramar Diamond Shamrock Corp. ......................     1,063,288
                                                                     -----------
                                                                      12,084,412
                                                                     -----------
 Pharmaceuticals (10.3%):
     26,300 Abbott Laboratories...................................     1,140,763
     19,500 American Home Products Corp. .........................       809,250
     11,100 Bausch & Lomb, Inc. ..................................       733,294
     55,000 Bristol-Myers Squibb Co. .............................     3,870,625
      8,400 Eli Lilly & Co. ......................................       626,850
     51,900 Ivax Corp.(b) ........................................       856,350
     63,000 Merck & Co., Inc. ....................................     4,232,812
    105,500 Pfizer, Inc. .........................................     3,982,624
     38,800 Warner-Lambert Co. ...................................     2,570,500
                                                                     -----------
                                                                      18,823,068
                                                                     -----------
 Real Estate Investment Trusts (0.4%):
     32,300 Rouse Co. ............................................       734,825
                                                                     -----------
 Retail (4.5%):
     21,500 Abercrombie & Fitch(b)................................       749,813
     18,900 Ann Taylor Stores Corp.(b)............................       626,063
     11,500 Dayton Hudson Corp. ..................................       667,000
     52,300 Home Depot, Inc. .....................................     3,196,837
     15,700 J.C. Penney Co., Inc. ................................       569,125

                                   Security                            Market
   Shares                        Description                           Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks, continued:
 Retail, continued:
     57,000 Wal-Mart Stores, Inc. ...............................   $  2,525,812
                                                                    ------------
                                                                       8,334,650
                                                                    ------------
 Semiconductors (4.3%):
     21,800 Applied Materials, Inc.(b)...........................      1,549,163
     50,700 Intel Corp. .........................................      4,166,906
     28,700 Lam Research Corp.(b)................................      1,619,756
      8,000 Texas Instruments, Inc. .............................        656,500
                                                                    ------------
                                                                       7,992,325
                                                                    ------------
 Telecommunications (10.0%):
     39,200 AT&T Corp. ..........................................      1,764,000
     14,800 Bell Atlantic Corp. .................................        906,500
     21,300 General Instrument Corp.(b)..........................      1,047,694
     23,500 Lucent Technologies, Inc. ...........................      1,505,469
     70,700 MCI WorldCom, Inc.(b)................................      5,355,524
     38,300 Nextel Communications, Inc., Class A(b)..............      2,214,219
     11,200 Qualcom, Inc.(b).....................................      2,152,500
     25,300 Qwest Communications International, Inc.(b)..........        727,375
     52,600 SBC Communications, Inc. ............................      2,524,799
                                                                    ------------
                                                                      18,198,080
                                                                    ------------
 Television (0.7%):
     16,800 Univision Communications,
             Class A(b)..........................................      1,239,000
                                                                    ------------
 Textile Products (0.9%):
     84,300 Shaw Industries......................................      1,686,000
                                                                    ------------
 Tobacco & Tobacco Product (1.1%):
     53,700 Philip Morris Cos., Inc. ............................      2,010,394
                                                                    ------------
 Transportation (0.4%):
     16,900 Union Pacific Corp. .................................        822,819
                                                                    ------------
 Utilities--Electric (0.2%):
     11,000 Texas Utilities Co. .................................        444,813
                                                                    ------------
 Waste Disposal--Non Hazardous (0.3%):
     40,400 Allied Waste Industries, Inc.(b).....................        515,100
                                                                    ------------
  Total Common Stocks                                                180,098,246
                                                                    ------------
 Investment Companies (1.9%):
  3,560,372 American Performance Cash Management Fund............      3,560,372
                                                                    ------------
  Total Investment Companies                                           3,560,372
                                                                    ------------
  Total Investments
   (Cost $138,520,630)(a)--99.9%                                     183,658,618
                                                                    ------------
  Other assets in excess of liabilities--0.1%                            118,704
                                                                    ------------
  Total Net Assets--100.0%                                          $183,777,322
                                                                    ============

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1999

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $113,839. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $52,135,731
     Unrealized depreciation..............  (7,111,582)
                                           -----------
     Net unrealized appreciation.......... $45,024,149
                                           ===========

(b) Represents non-income producing securities.
ADR -- American Depository Receipt

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

                                 Security                              Market
 Shares                         Description                            Value
 ------  --------------------------------------------------------   ------------

 Common Stocks (97.7%):
 Aerospace/Defense (1.3%):
  28,100 AlliedSignal, Inc.......................................   $  1,721,125
                                                                    ------------
 Beverages (3.7%):
  83,700 Coca-Cola Co. ..........................................      5,006,306
                                                                    ------------
 Broadcasting/Cable (2.4%):
  50,800 Comcast Corp., Special Class A..........................      1,657,350
  41,500 Cox Communications, Inc., Class A(b)....................      1,543,281
                                                                    ------------
                                                                       3,200,631
                                                                    ------------
 Building Materials (1.9%):
  51,700 USG Corp................................................      2,533,300
                                                                    ------------
 Computer Software & Services (9.2%):
  31,200 America Online, Inc.(b).................................      2,848,950
  59,700 Compuware Corp.(b)......................................      1,802,194
  67,200 Microsoft Corp.(b)......................................      6,220,200
  42,200 Oracle Corp.(b).........................................      1,540,300
                                                                    ------------
                                                                      12,411,644
                                                                    ------------
 Computers & Peripherals (13.4%):
  91,900 Cisco Systems, Inc.(b)..................................      6,231,969
 116,700 Dell Computer Corp.(b)..................................      5,696,419
  40,100 EMC Corp.(b)............................................      2,406,000
  32,000 International Business Machines Corp....................      3,986,000
                                                                    ------------
                                                                      18,320,388
                                                                    ------------
 Cosmetics/Personal Care (4.8%):
  41,900 Avon Products, Inc......................................      1,838,363
  23,800 Kimberly-Clark Corp.....................................      1,355,113
  32,900 Procter & Gamble Co.....................................      3,265,324
                                                                    ------------
                                                                       6,458,800
                                                                    ------------
 Diversified Manufacturing Operations (5.6%):
  53,400 General Electric Co.....................................      5,997,487
  15,000 Tyco International, Ltd.................................      1,519,687
                                                                    ------------
                                                                       7,517,174
                                                                    ------------
 Electric Integrated (1.0%):
  34,000 PECO Energy Co..........................................      1,381,250
                                                                    ------------
 Financial Services (2.0%):
  18,900 Morgan Stanley Dean Witter & Co.........................      1,621,856
  14,200 Providian Financial Corp................................      1,102,275
                                                                    ------------
                                                                       2,724,131
                                                                    ------------
 Food Products & Services (3.6%):
  25,700 Bestfoods...............................................      1,262,513
  29,800 General Mills, Inc......................................      2,495,749
  25,100 Safeway, Inc.(b)........................................      1,168,719
                                                                    ------------
                                                                       4,926,981
                                                                    ------------

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------

 Common Stocks, continued
 Health Care (3.4%):
 27,800 Johnson & Johnson........................................   $  2,842,550
 22,900 Medtronic, Inc...........................................      1,791,925
                                                                    ------------
                                                                       4,634,475
                                                                    ------------
 Insurance (2.1%):
 68,300 Conseco, Inc.............................................      1,639,200
 26,600 Hartford Life Inc., Class A..............................      1,155,438
                                                                    ------------
                                                                       2,794,638
                                                                    ------------
 Office Equipment & Services (1.1%):
 31,800 Xerox Corp...............................................      1,518,450
                                                                    ------------
 Pharmaceuticals (15.8%):
 57,500 Abbott Laboratories......................................      2,494,063
 43,300 Bristol-Myers Squibb Co..................................      3,047,238
 25,300 Eli Lilly & Co...........................................      1,888,013
 68,400 Merck & Co., Inc.........................................      4,595,624
 92,100 Pfizer, Inc..............................................      3,476,775
 61,000 Schering-Plough Corp.....................................      3,206,313
 42,700 Warner-Lambert Co........................................      2,828,875
                                                                    ------------
                                                                      21,536,901
                                                                    ------------
 Printing & Publishing (1.1%):
 30,300 Houghton Mifflin Co......................................      1,446,825
                                                                    ------------
 Retail (7.2%):
 40,100 Gap, Inc.................................................      1,568,913
 54,700 Home Depot, Inc..........................................      3,343,538
 44,500 Staples, Inc.(b).........................................        967,875
 87,200 Wal-Mart Stores, Inc.....................................      3,864,049
                                                                    ------------
                                                                       9,744,375
                                                                    ------------
 Semiconductors (4.9%):
 79,900 Intel Corp...............................................      6,566,781
                                                                    ------------
 Telecommunications (13.2%):
 23,500 Ameritech Corp...........................................      1,483,438
 22,700 Bell Atlantic Corp.......................................      1,390,375
 47,900 BellSouth Corp...........................................      2,167,475
 72,200 Lucent Technologies, Inc.................................      4,625,312
 27,500 MCI WorldCom, Inc.(b)....................................      2,083,125
  8,900 Qualcom, Inc.(b).........................................      1,710,469
 58,500 SBC Communications, Inc..................................      2,807,999
 26,200 Tellabs, Inc.(b).........................................      1,560,538
                                                                    ------------
                                                                      17,828,731
                                                                    ------------
  Total Common Stocks                                                132,272,906
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1999

                             Security                        Market
 Shares                     Description                      Value
 ------    --------------------------------------------   ------------

 Investment Companies (2.3%):
 3,102,235 American Performance Cash Management Fund...   $  3,102,235
                                                          ------------
  Total Investment Companies                                 3,102,235
                                                          ------------
  Total Investments (Cost $100,737,170) (a)--100.0%        135,375,141
  Other assets in excess of liabilities--0.0%                    1,167
                                                          ------------
  Total Net Assets--100.0%                                $135,376,308
                                                          ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $54,381. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $38,961,986
     Unrealized depreciation..............  (4,378,396)
                                           -----------
     Net unrealized appreciation.......... $34,583,590
                                           ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 1999

                                  Security                              Market
 Shares                         Description                             Value
 ------ -----------------------------------------------------------   ----------

 Common Stocks (97.4%):
 Advertising (1.6%):
 3,400  ADVO, Inc.(b)..............................................   $   66,725
   600  Catalina Marketing Corp.(b)................................       54,450
                                                                      ----------
                                                                         121,175
                                                                      ----------
 Airlines (0.8%):
 3,000  SkyWest, Inc...............................................       60,375
                                                                      ----------
 Automotive Parts (1.7%):
 2,700  Gentex Corp.(b)............................................       51,638
 3,600  Tower Automotive, Inc.(b)..................................       72,000
                                                                      ----------
                                                                         123,638
                                                                      ----------
 Banking (6.4%):
 3,400  Banknorth Group, Inc.......................................       98,600
 2,800  Centura Banks, Inc.........................................      129,674
 4,500  Cullen/Frost Bankers, Inc. ................................      117,563
 3,900  Premier Bancshares, Inc. ..................................       65,081
   800  U.S. Trust Corp............................................       66,500
                                                                      ----------
                                                                         477,418
                                                                      ----------
 Building Materials (0.8%):
 1,800  Texas Industries, Inc......................................       57,600
                                                                      ----------
 Chemicals (3.5%):
 2,700  Cambrex Corp...............................................       72,563
 4,300  Geon Co....................................................      128,463
 1,500  The Scotts Co., Class A(b).................................       59,531
                                                                      ----------
                                                                         260,557
                                                                      ----------
 Commercial Services (3.5%):
 2,100  ABM Industries, Inc. ......................................       48,300
 1,400  Lason, Inc.(b).............................................       63,263
 2,100  Profit Recovery Group International, Inc.(b)...............       79,930
 3,700  Regis Corp. ...............................................       70,763
                                                                      ----------
                                                                         262,256
                                                                      ----------
 Computer Software & Services (4.5%):
 3,400  Acxiom Corp.(b)............................................       59,713
 2,600  American Management Systems(b).............................       74,424
 1,900  Macromedia, Inc.(b)........................................       75,287
 1,200  Mercury Interactive Corp.(b)...............................       57,300
 2,200  Progress Software Corp.(b).................................       67,375
                                                                      ----------
                                                                         334,099
                                                                      ----------
 Computers & Peripherals (3.4%):
 3,100  Anixter International, Inc.(b).............................       65,294
 1,600  Jack Henry & Assoc., Inc...................................       52,000
 2,000  National Computer Systems, Inc.............................       78,000
 5,500  S3, Inc.(b)................................................       55,000
                                                                      ----------
                                                                         250,294
                                                                      ----------

                                  Security                              Market
 Shares                         Description                             Value
 ------ -----------------------------------------------------------   ----------

 Common Stocks, continued:
 Electric Integrated (1.8%):
 1,300  Central Hudson Gas & Electric Corp.........................   $   54,925
 3,168  Sierra Pacific Resources(b)................................       77,220
                                                                      ----------
                                                                         132,145
                                                                      ----------
 Electronic Components/Instruments (0.6%):
 1,600  C-Cube Microsystems, Inc.(b)...............................       44,500
                                                                      ----------
 Electronics (5.2%):
 1,400  Electro Scientific Industries, Inc.(b).....................       56,000
 1,700  Harman International Industries, Inc.......................       72,250
 2,400  KEMET Corp.(b).............................................       61,950
 2,100  Park Electrochemical Corp..................................       61,031
 1,900  Plexus Corp.(b)............................................       56,525
 1,000  Sanmina Corp.(b)...........................................       75,000
                                                                      ----------
                                                                         382,756
                                                                      ----------
 Entertainment (0.9%):
 7,500  Aztar Corp.(b).............................................       68,906
                                                                      ----------
 Financial Services (3.2%):
 4,300  AmeriCredit Corp.(b).......................................       55,094
 2,500  Legg Mason, Inc............................................       95,469
   900  SEI Investments Co. .......................................       82,744
                                                                      ----------
                                                                         233,307
                                                                      ----------
 Food Products & Services (4.4%):
 8,800  Chiquita Brands International, Inc. .......................       58,300
 8,400  Fleming Cos., Inc..........................................      101,325
 2,800  J & J Snack Foods, Inc.(b).................................       58,800
 3,700  Smithfield Food, Inc.(b)...................................      108,688
                                                                      ----------
                                                                         327,113
                                                                      ----------
 Gas Distribution (2.3%):
 3,900  Energen Corp...............................................       73,613
 2,400  New Jersey Resources Corp..................................       93,000
                                                                      ----------
                                                                         166,613
                                                                      ----------
 Health Care (6.8%):
 1,700  Cognex Corp.(b)............................................       51,319
 6,800  Coventry Health Care, Inc.(b)..............................       68,425
 1,300  Express Scripts, Inc., Class A(b)..........................       87,587
 3,600  IDEXX Laboratories, Inc.(b)................................       61,200
 2,600  Invacare Corp..............................................       48,588
 5,800  Owens & Minor, Inc.........................................       64,163
 3,800  Universal Health Services, Class B(b)......................      126,824
                                                                      ----------
                                                                         508,106
                                                                      ----------
 Home Builders (3.0%):
 4,600  D. R. Horton, Inc..........................................       66,988
 6,300  Ryland Group, Inc. ........................................      151,594
                                                                      ----------
                                                                         218,582
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 1999

                                  Security                              Market
 Shares                         Description                             Value
 ------ -----------------------------------------------------------   ----------

 Common Stocks, continued:
 Insurance (4.3%):
 6,800  First American Financial Corp..............................   $  101,150
 5,600  Fremont General Corp.......................................       55,650
 2,600  Mutual Risk Management, Ltd................................       71,500
 4,900  Selective Insurance Group, Inc.............................       87,281
                                                                      ----------
                                                                         315,581
                                                                      ----------
 Leisure & Recreation Products (1.4%):
 2,900  Polaris Industries, Inc. ..................................      104,219
                                                                      ----------
 Machinery & Equipment (3.5%):
 1,400  Astec Industries, Inc.(b)..................................       47,425
 2,100  Helix Technology Corp. ....................................       59,325
 3,800  JLG Industries, Inc. ......................................       67,450
 2,200  Manitowoc Co., Inc. .......................................       81,538
                                                                      ----------
                                                                         255,738
                                                                      ----------
 Metals--Processing & Fabrication (1.6%):
 3,200  Amcast Industrial Corp.....................................       50,800
 5,700  Intermet Corp..............................................       65,728
                                                                      ----------
                                                                         116,528
                                                                      ----------
 Oil & Gas Exploration, Production,
  and Services (3.5%):
 3,500  HS Resources, Inc.(b)......................................       59,938
 4,100  Newfield Exploration Co.(b)................................      124,537
 5,400  Vintage Petroleum, Inc.....................................       77,288
                                                                      ----------
                                                                         261,763
                                                                      ----------
 Pharmaceuticals (6.1%):
 1,700  Barr Laboratories, Inc.(b).................................       58,650
 6,800  Bindley Western Industries, Inc............................      113,900
 3,200  COR Therapeutics, Inc.(b)..................................       69,800
 2,600  Jones Pharma, Inc..........................................       70,363
   700  MedImmune, Inc.(b).........................................       72,230
 2,400  Priority Healthcare Corp., Class B(b)......................       67,500
                                                                      ----------
                                                                         452,443
                                                                      ----------
 Printing & Publishing (1.8%):
 4,600  Bowne & Co., Inc...........................................       63,825
 1,600  Valassis Communications, Inc.(b)...........................       70,000
                                                                      ----------
                                                                         133,825
                                                                      ----------
 Research And Development (0.6%):
 2,200  Pharmaceutical Product Development, Inc.(b)................       44,550
                                                                      ----------
 Restaurants (2.2%):
 2,800  Ruby Tuesday, Inc..........................................       50,750
 5,400  Ryan's Family Steak Houses, Inc.(b)........................       52,313
 2,000  The Cheesecake Factory, Inc.(b)............................       60,500
                                                                      ----------
                                                                         163,563
                                                                      ----------

                                  Security                              Market
 Shares                          Description                            Value
 ------- ----------------------------------------------------------   ----------

 Common Stocks, continued:
 Retail (6.4%):
   2,200 Ann Taylor Stores Corp.(b)................................   $   72,875
   3,300 Brown Shoe Co., Inc.......................................       57,338
   7,000 Building Materials Holding Corp.(b).......................       77,875
   2,600 Hughes Supply, Inc........................................       60,450
   1,700 Insight Enterprises, Inc.(b)..............................       51,425
   2,400 Shopco Stores, Inc.(b)....................................       68,700
   2,200 Williams-Sonoma, Inc.(b)..................................       85,799
                                                                      ----------
                                                                         474,462
                                                                      ----------
 Semiconductors (5.0%):
   4,300 Applied Industrial Technologies, Inc......................       64,768
   2,500 Electro Glas, Inc.(b).....................................       48,125
   3,000 Kulicke & Soffa Industries, Inc.(b).......................       61,688
   1,000 Lattice Semiconductor Corp.(b)............................       61,625
   1,300 Novellus Systems, Inc.(b).................................       70,118
   5,300 Silicon Valley Group, Inc.(b).............................       62,938
                                                                      ----------
                                                                         369,262
                                                                      ----------
 Steel (1.2%):
   7,400 Steel Technologies, Inc...................................       86,025
                                                                      ----------
 Telecommunications (1.6%):
   2,000 DSP Communications, Inc.(b)...............................       47,000
   1,400 Plantronics, Inc.(b)......................................       70,875
                                                                      ----------
                                                                         117,875
                                                                      ----------
 Textile Products (1.5%):
   6,800 Interface, Inc............................................       59,075
   2,200 Mohawk Industries, Inc.(b)................................       49,775
                                                                      ----------
                                                                         108,850
                                                                      ----------
 Transportation Leasing & Trucking (2.3%):
   7,000 Arkansas Best Corp.(b)....................................       87,500
   5,000 Yellow Corp.(b)...........................................       79,375
                                                                      ----------
                                                                         166,875
                                                                      ----------
 Total Common Stocks                                                   7,200,999
                                                                      ----------
 Investment Companies (2.6%):
 188,650 American Performance Cash Management Fund.................      188,650
                                                                      ----------
  Total Investment Companies                                             188,650
                                                                      ----------
  Total Investments (Cost $7,353,122)(a)--100.0%                       7,389,649
                                                                      ----------
  Liabilities in excess of other assets--0.0%                              (105)
                                                                      ----------
  Total Net Assets--100.0%                                            $7,389,544
                                                                      ==========

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 1999

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $29,189. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............... $ 581,441
     Unrealized depreciation...............  (574,103)
                                            ---------
     Net unrealized appreciation........... $   7,338
                                            =========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         Notes to Financial Statements
                                August 31, 1999

1.Organization:

 The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a "Fund").

 The investment objective of the U.S. Treasury Fund and the Cash Management Fund (the "money market funds") is to seek current income with liquidity and stability of principal. The Short-Term Income Fund and the Intermediate Bond Fund seek current income, consistent with the preservation of capital. The Intermediate Tax-Free Bond Fund's investment objective is to seek current income consistent with the preservation of capital, that is exempt from federal income tax. The Bond Fund's objective is to maximize total return. The Balanced Fund seeks current income and, secondarily, long-term capital growth. The Equity Fund seeks growth of capital and, secondarily, income. The Growth Equity Fund seeks long-term capital appreciation. The Small Cap Equity Fund seeks long-term capital appreciation and, secondarily, income.

2.Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Securities Valuation:

   Investments of the money market funds are valued are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, corporate bonds, commercial paper, municipal bonds, and U.S. Government securities of the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund (collectively, "the variable net asset value funds"), are valued based upon the current available prices in the principal market in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Trustees, including the use of approved independent pricing services. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

   Security Transactions and Related Income:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 1999

   and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held no when-issued securities as of August 31, 1999.

   Organization Costs:

   All expenses incurred in connection with the Growth Equity Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of that Fund's initial public offering.

   On June 30, 1998 the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Small Cap Equity Fund were paid by Bank of Oklahoma, N.A.

   Other:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method.

   Repurchase Agreements:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers which the investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

   Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared daily and paid monthly for the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, and Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 1999

   excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

   As of August 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                                   Accumulated
                                                                  Undistributed
                                                                   Net Realized
                                                Undistributed Net  Gain/(Loss)
                                                Investment Income on Investments
                                                ----------------- --------------
    U.S. Treasury Fund.........................      $ 7,932         $ (7,932)
    Cash Management Fund.......................        7,509           (7,509)
    Short-Term Income Fund.....................       19,115          (19,115)
    Intermediate Bond Fund.....................       23,093          (23,093)
    Bond Fund..................................       (1,061)           1,061
    Balanced Fund..............................        8,497           (8,497)
    Growth Equity Fund.........................       99,430          (99,430)
    Small Cap Equity Fund......................        1,505              --


3.Related Party Transactions:

 Bank of Oklahoma N.A. ("BOK") (successor to BankOklahoma Trust Company), a subsidiary of BancOklahoma Corp., serves as investment adviser to the Funds. AMR Investment Services, Inc. ("AMR") a subsidiary of AMR Corporation, the parent company of American Airlines, Inc., served as sub-investment adviser to the Cash Management Fund until April 30, 1999 when the agreement was terminated and BOK assumed the day-to-day management. Under the terms of the investment advisory agreements, BOK and AMR are entitled to receive fees based on a percentage of the average daily net assets of each of the Funds. BOK also serves the Funds as custodian.

 During the year ended August 31, 1999, BOK Financial Corp., an affiliate of BOK, purchased securities from the Cash Management Fund for their carrying value of approximately $10 million which approximates fair value.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Funds. Fees for administration services are established under terms of the administration contract as a percentage of the average daily net assets of each of the Funds. Under a Sub-Administration agreement, BISYS pays BOK a fee of up to 0.05% of each Fund's average daily net assets to perform certain administrative duties for the Funds. BISYS Ohio serves the Funds as transfer agent and mutual fund accountant.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including BOK, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended August 31, 1999, BISYS received $25,031 from commissions earned on sales of shares of the variable net asset value funds, $22,908 of which was reallowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be voluntarily reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.


                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 1999

 Information regarding these transactions for the period ended August 31, 1999 is as follows:

                                                           U.S.        Cash
                                                         Treasury   Management
                                                           Fund        Fund
                                                        ----------  ----------
  Investment Advisory Fees:
   Annual fee before voluntary fee reductions
    (percentage of average net assets).................       0.40%       0.40%
   Voluntary fee reductions............................        --   $  200,753
  Administration Fees:
   Annual fee before voluntary fee reductions
    (percentage of average net assets).................       0.20%       0.20%
   Voluntary fee reductions............................        --   $   73,002
  12b-1 Fees:
   Annual fee before voluntary fee reductions
    (percentage of average net assets).................       0.25%       0.25%
   Voluntary fee reductions............................ $1,040,542  $1,289,379
  Custodian Fees:
   Annual fee (percentage of average net assets).......       0.03%       0.03%
  Transfer Agent and Mutual Fund Accountant Fees....... $  179,871  $  220,009

                              Intermediate
                                Tax-Free   Short-Term  Intermediate
                               Bond Fund   Income Fund  Bond Fund    Bond Fund
                              ------------ ----------- ------------ -----------
  Investment Advisory Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............       0.55%       0.55%        0.55%       0.55%
   Voluntary fee reductions..   $ 61,081    $298,363     $175,703    $113,576
  Administration Fees:
   Annual fee (percentage of
    average net assets)......       0.20%       0.20%        0.20%       0.20%
  12b-1 Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............       0.25%       0.25%        0.25%       0.25%
   Voluntary fee reductions..   $ 76,352    $ 66,742          --          --
  Custodian Fees:
   Annual fee (percentage of
    average net assets)......       0.03%       0.03%        0.03%       0.03%
  Transfer Agent and Mutual
   Fund Accountant Fees......   $ 35,179    $ 75,969     $ 88,767    $ 53,168
                                Balanced                  Growth     Small Cap
                                  Fund     Equity Fund Equity Fund  Equity Fund
                              ------------ ----------- ------------ -----------
  Investment Advisory Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............       0.74%       0.69%        0.69%       0.69%
   Voluntary fee reductions..   $226,590    $361,923     $220,577    $ 21,596
  Administration Fees:
   Annual fee (percentage of
    average net assets)......       0.20%       0.20%        0.20%       0.20%
  12b-1 Fees:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............       0.25%       0.25%        0.25%       0.25%
   Voluntary fee reductions..   $131,166         --           --     $  7,824
  Custodian Fees:
   Annual fee (percentage of
    average net assets)......       0.03%       0.03%        0.03%       0.03%
  Transfer Agent and Mutual
   Fund Accountant Fees......   $ 43,734    $108,807     $ 67,123    $  7,507



                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 1999

4.Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year or period ended August 31, 1999 are as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
  Intermediate Tax-Free Bond Fund.................... $  4,932,514 $  3,523,803
  Short-Term Income Fund.............................   84,629,796   56,573,509
  Intermediate Bond Fund.............................   31,686,657   29,546,216
  Bond Fund..........................................   34,747,506   22,761,923
  Balanced Fund......................................   57,698,032   49,997,242
  Equity Fund........................................  225,048,321  255,170,674
  Growth Equity Fund.................................  161,151,207  139,560,753
  Small Cap Equity Fund..............................   11,427,999    4,325,155

5.Federal Income Tax Information

 It is the policy of each Fund to qualify, or to continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 As of August 31, 1999 the following Funds have net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent that this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                           Amount  Year Expires
                                                          -------- ------------
  Short-Term Income Fund................................. $    650     2007
  Intermediate Bond Fund.................................  555,564     2004
  Bond Fund..............................................   70,493     2005

Other Federal Income Tax Information (unaudited)

 During the fiscal year ended August 31, 1999 the following Funds declared long term capital gain distributions as follows:

                                                                        20%
                                                                     ----------
  Cash Management Fund.............................................. $    4,480
  Intermediate Tax-Free Bond Fund...................................     82,372
  Balanced Fund.....................................................  2,054,996
  Equity Fund.......................................................  9,746,964
  Growth Equity Fund................................................  3,188,583

 For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 1999 qualify for the corporate dividend received deduction for the following funds:

  Balanced Fund.......................................................... 21.38%
  Equity Fund............................................................ 72.18
  Growth Equity Fund..................................................... 40.85
  Small Cap Equity Fund..................................................  7.51

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 1999

 Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first day of the next fiscal year. As of August 31, 1999 the following funds have elected to defer such losses:

                                                                   Post-October
                                                                  Capital Losses
                                                                  --------------
  U.S. Treasury Fund.............................................    $12,023
  Cash Management Fund...........................................      8,431
  Short-Term Income Fund.........................................     54,002
  Intermediate Bond Fund.........................................      3,550

 During the year ended August 31, 1999 the Intermediate Tax-Free Bond Fund declared tax-exempt income distributions in the amount of $1,317,097.

Special Meeting of Shareholders (Unaudited)

A special meeting of the shareholders of the American Performance Aggressive Growth Fund (the "Fund"), was held on December 15, 1998 to consider the liquidation of the Fund's assets. All liquidated assets minus outstanding liabilities and taxes to be distributed prorata to the Fund's shareholders and, thereafter, the Fund to be terminated. The results of the special meeting were 1,712,035.98 votes in favor of the resolution, 0 votes against the resolution, and 0 abstentions. The Fund was subsequently terminated on February 19, 1999.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                            U.S. Treasury Fund
                               ------------------------------------------------
                                          Year Ended August 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Period......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......     0.042     0.048     0.046     0.047     0.048
                               --------  --------  --------  --------  --------
  Total from Investment
   Activities................     0.042     0.048     0.046     0.047     0.048
                               --------  --------  --------  --------  --------
Distributions
 Net investment income.......    (0.042)   (0.048)   (0.046)   (0.047)   (0.048)
                               --------  --------  --------  --------  --------
  Total Distributions            (0.042)   (0.048)   (0.046)   (0.047)   (0.048)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Period......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               ========  ========  ========  ========  ========
Total Return.................      4.26%     4.94%     4.74%     4.85%     4.95%
Ratios/Supplementary Data:
 Net Assets at end of period
  (000)......................  $394,415  $388,319  $298,424  $217,406  $187,007
 Ratio of expenses to average
  net assets.................      0.71%     0.72%     0.72%     0.74%     0.75%
 Ratio of net investment
  income to average net
  assets.....................      4.17%     4.83%     4.65%     4.74%     4.88%
 Ratio of expenses to average
  net assets*................      0.96%     0.97%     0.97%     0.99%     1.00%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                     Cash Management Fund
                         ---------------------------------------------------
                                    Year Ended August 31,
                         ---------------------------------------------------
                           1999      1998      1997         1996      1995
                         --------  --------  --------     --------  --------
Net Asset Value, Begin-
 ning of Period......... $  1.000  $  1.000  $  1.000     $  1.000  $  1.000
                         --------  --------  --------     --------  --------
Investment Activities
 Net investment income..    0.045     0.050     0.049        0.050     0.052
 Net realized and
  unrealized losses on
  investments...........       --        --    (0.010)          --        --
                         --------  --------  --------     --------  --------  ---
  Total from Investment
   Activities...........    0.045     0.050     0.039        0.050     0.052
                         --------  --------  --------     --------  --------  ---
Distributions
 Net investment income..   (0.045)   (0.050)   (0.049)      (0.050)   (0.052)
                         --------  --------  --------     --------  --------  ---
  Total Distributions...   (0.045)   (0.050)   (0.049)      (0.050)   (0.052)
                         --------  --------  --------     --------  --------  ---
 Capital contribution...       --        --     0.010           --        --
                         --------  --------  --------     --------  --------  ---
Net Asset Value, End of
 Period................. $  1.000  $  1.000  $  1.000     $  1.000  $  1.000
                         ========  ========  ========     ========  ========  ===
Total Return............     4.63%     5.14%     5.05%(a)     5.14%     5.30%
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000).......... $551,880  $466,571  $331,095     $375,797  $194,807
 Ratio of expenses to
  average net assets....     0.65%     0.71%     0.72%        0.71%     0.74%
 Ratio of net investment
  income to
  average net assets....     4.53%     5.02%     4.93%        5.01%     5.18%
 Ratio of expenses to
  average net assets*...     0.95%     0.96%     0.97%        0.96%     0.99%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return includes the effect of a capital contribution of $0.010 per share. The return without the captial contribution would have been 4.05%.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                   Intermediate Tax-Free Bond Fund
                               -------------------------------------------
                                        Year Ended August 31,
                               -------------------------------------------
                                1999     1998     1997     1996     1995
                               -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period....................... $ 10.99  $ 10.78  $ 10.57  $ 10.67  $ 10.42
                               -------  -------  -------  -------  -------
Investment Activities
 Net investment income........    0.47     0.48     0.49     0.49     0.51
 Net realized and unrealized
  gains (losses) on
  investments.................   (0.44)    0.28     0.21    (0.10)    0.25
                               -------  -------  -------  -------  -------  ---
  Total from Investment
   Activities.................    0.03     0.76     0.70     0.39     0.76
                               -------  -------  -------  -------  -------  ---
Distributions
 Net investment income........   (0.47)   (0.48)   (0.49)   (0.49)   (0.51)
 Net realized gains...........   (0.04)   (0.07)      --       --       --
                               -------  -------  -------  -------  -------  ---
  Total Distributions.........   (0.51)   (0.55)   (0.49)   (0.49)   (0.51)
                               -------  -------  -------  -------  -------  ---
Net Asset Value, End of
 Period....................... $ 10.51  $ 10.99  $ 10.78  $ 10.57  $ 10.67
                               =======  =======  =======  =======  =======  ===
Total Return (excludes sales
 charge)......................    0.19%    7.28%    6.79%    3.68%    7.62%
Ratios/Supplementary Data:
 Net Assets at end of period
  (000)....................... $30,353  $30,454  $26,544  $31,036  $28,114
 Ratio of expenses to average
  net assets..................    0.75%    0.74%    0.74%    0.75%    0.51%
 Ratio of net investment
  income to average net
  assets......................    4.33%    4.44%    4.61%    4.58%    4.99%
 Ratio of expenses to average
  net assets*.................    1.20%    1.19%    1.19%    1.20%    1.24%
 Portfolio turnover...........   11.96%   19.10%   11.38%   19.53%    8.35%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights


                                    Short-Term Income Fund
                         ---------------------------------------------------
                              Year Ended August 31,             October 19,
                         ------------------------------------      1994
                                                               to August 31,
                          1999       1998     1997     1996       1995(a)
                         -------    -------  -------  -------  -------------  ---
Net Asset Value,
 Beginning of Period.... $ 10.12    $  9.92  $  9.79  $  9.95     $ 10.00
                         -------    -------  -------  -------     -------
Investment Activities
 Net investment income..    0.59       0.62     0.61     0.59        0.52
 Net realized and
  unrealized gains
  (losses) on
  investments...........   (0.23)      0.20     0.14    (0.14)      (0.05)
                         -------    -------  -------  -------     -------
  Total from Investment
   Activities...........    0.36       0.82     0.75     0.45        0.47
                         -------    -------  -------  -------     -------
Distributions
 Net investment income..   (0.59)     (0.62)   (0.61)   (0.59)      (0.52)
 In excess of net
  investment income.....      --         --    (0.01)      --          --
 Net realized gains.....      --         --       --    (0.01)         --
 In excess of net
  realized gains........      --(d)      --       --    (0.01)         --
                         -------    -------  -------  -------     -------
  Total Distributions...   (0.59)     (0.62)   (0.62)   (0.61)      (0.52)
                         -------    -------  -------  -------     -------
Net Asset Value, End of
 Period................. $  9.89    $ 10.12  $  9.92  $  9.79     $  9.95
                         =======    =======  =======  =======     =======
 Total Return (excludes
  sales charge).........    3.66%      8.47%    7.85%    4.64%       4.81%(c)
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000).......... $62,523    $32,390  $15,658  $14,399     $10,228
 Ratio of expenses to
  average net assets....    0.56%      0.41%    0.33%    0.41%       0.57%(b)
 Ratio of net investment
  income to average net
  assets................    5.85%      6.15%    6.14%    5.95%       5.96%(b)
 Ratio of expenses to
  average net assets*...    1.24%      1.22%    1.16%    1.24%       1.47%(b)
 Portfolio turnover.....  109.69%     60.02%   37.55%   80.98%     212.35%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Distribution per share was less than $0.005.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights


                                           Intermediate Bond Fund
                                   -------------------------------------------
                                            Year Ended August 31,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $ 10.50  $ 10.23  $ 10.01  $ 10.26  $ 10.23
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income............    0.60     0.61     0.60     0.60     0.61
 Net realized and unrealized gains
  (losses) on investments.........   (0.42)    0.27     0.22    (0.25)    0.06
                                   -------  -------  -------  -------  -------
  Total from Investment
   Activities.....................    0.18     0.88     0.82     0.35     0.67
                                   -------  -------  -------  -------  -------
Distributions
 Net investment income............   (0.60)   (0.61)   (0.60)   (0.60)   (0.61)
 In excess of net realized gains..      --       --       --       --    (0.03)
                                   -------  -------  -------  -------  -------
  Total Distributions.............   (0.60)   (0.61)   (0.60)   (0.60)   (0.64)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period.... $ 10.08  $ 10.50  $ 10.23  $ 10.01  $ 10.26
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................    1.73%    8.80%    8.38%    3.41%    6.81%
Ratios/Supplementary Data:
 Net Assets at end of period
  (000)........................... $87,132  $85,382  $77,319  $63,088  $74,395
 Ratio of expenses to average net
  assets..........................    0.97%    0.95%    0.93%    0.95%    0.98%
 Ratio of net investment income to
  average net assets..............    5.80%    5.86%    5.89%    5.84%    6.00%
 Ratio of expenses to average net
  assets*.........................    1.17%    1.15%    1.13%    1.15%    1.18%
 Portfolio turnover...............   34.47%   31.98%   40.77%  129.97%  154.43%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              Financial Highlights

                                              Bond Fund
                               --------------------------------------------
                                        Year Ended August 31,
                               --------------------------------------------
                                1999      1998     1997     1996     1995
                               -------   -------  -------  -------  -------
Net Asset Value, Beginning of
 Period......................  $  9.76   $  9.29  $  8.99  $  9.29  $  9.36
                               -------   -------  -------  -------  -------
Investment Activities
 Net investment income.......     0.57      0.57     0.58     0.57     0.56
 Net realized and unrealized
  gains (losses) on
  investments................    (0.58)     0.47     0.30    (0.30)    0.15
                               -------   -------  -------  -------  -------
  Total from Investment
   Activities................    (0.01)     1.04     0.88     0.27     0.71
                               -------   -------  -------  -------  -------
Distributions
 Net investment income.......    (0.57)    (0.57)   (0.58)   (0.57)   (0.56)
 In excess of net realized
  gains......................       --        --       --       --    (0.22)
                               -------   -------  -------  -------  -------
  Total Distributions........    (0.57)    (0.57)   (0.58)   (0.57)   (0.78)
                               -------   -------  -------  -------  -------
Net Asset Value, End of
 Period......................  $  9.18   $  9.76  $  9.29  $  8.99  $  9.29
                               =======   =======  =======  =======  =======  ===
Total Return (excludes sales
 charge).....................    (0.19)%   11.54%   10.03%    2.84%    8.21%
Ratios/Supplementary Data:
 Net Assets at end of period
  (000)......................  $62,721   $52,706  $35,454  $32,807  $37,293
 Ratio of expenses to average
  net assets.................     0.97%     0.96%    0.94%    0.96%    1.03%
 Ratio of net investment
  income to average net
  assets.....................     5.95%     6.02%    6.29%    6.08%    6.18%
 Ratio of expenses to average
  net assets*................     1.17%     1.16%    1.14%    1.16%    1.23%
 Portfolio turnover..........    41.02%    47.80%   83.65%   61.02%  185.48%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                              Balanced Fund
                              -------------------------------------------------
                                   Year Ended August 31,             June 1,
                              ----------------------------------      1995
                                                                  to August 31,
                               1999     1998     1997     1996       1995(a)
                              -------  -------  -------  -------  -------------
Net Asset Value, Beginning
 of Period..................  $ 12.37  $ 13.38  $ 11.28  $ 10.62     $ 10.00
                              -------  -------  -------  -------     -------
Investment Activities
 Net investment income......     0.34     0.40     0.41     0.35        0.08
 Net realized and unrealized
  gains on investments......     1.90     0.21     2.46     0.79        0.62
                              -------  -------  -------  -------     -------
  Total from Investment
   Activities...............     2.24     0.61     2.87     1.14        0.70
                              -------  -------  -------  -------     -------
Distributions
 Net investment income......    (0.34)   (0.34)   (0.41)   (0.35)      (0.08)
 Net realized gains.........    (0.65)   (1.28)   (0.36)   (0.13)         --
                              -------  -------  -------  -------     -------
  Total Distributions.......    (0.99)   (1.62)   (0.77)   (0.48)      (0.08)
                              -------  -------  -------  -------     -------
Net Asset Value, End of
 Period.....................  $ 13.62  $ 12.37  $ 13.38  $ 11.28     $ 10.62
                              =======  =======  =======  =======     =======
Total Return (excludes sales
 charge)....................    18.51%    4.55%   26.33%   10.87%       6.98%(c)
Ratios/Supplementary Data:
 Net Assets at end of period
  (000).....................  $56,571  $40,656  $30,249  $22,592     $12,842
 Ratio of expenses to
  average net assets........     0.67%    0.47%    0.36%    0.38%       0.90%(b)
 Ratio of net investment
  income to average net
  assets....................     2.52%    3.02%    3.34%    3.27%       3.17%(b)
 Ratio of expenses to
  average net assets*.......     1.35%    1.34%    1.38%    1.40%       1.92%(b)
 Portfolio turnover.........    99.94%   78.07%   66.12%   71.89%      18.68%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                Equity Fund
                                 ----------------------------------------------
                                           Year Ended August 31,
                                 ----------------------------------------------
                                   1999      1998      1997     1996     1995
                                 --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Period........................  $  15.06  $  17.33  $  13.73  $ 12.33  $ 11.85
                                 --------  --------  --------  -------  -------
Investment Activities
 Net investment income.........      0.06      0.08      0.13     0.18     0.20
 Net realized and unrealized
  gains on investments.........      4.06      0.19      5.03     2.04     1.77
                                 --------  --------  --------  -------  -------
  Total from Investment
   Activities..................      4.12      0.27      5.16     2.22     1.97
                                 --------  --------  --------  -------  -------
Distributions
 Net investment income.........     (0.06)    (0.07)    (0.13)   (0.18)   (0.19)
 In excess of net investment
  income.......................        --        --     (0.01)      --       --
 Net realized gains............     (0.96)    (2.47)    (1.42)   (0.64)   (0.39)
 In excess of net realized
  gains........................        --        --        --       --    (0.91)
                                 --------  --------  --------  -------  -------
  Total Distributions..........     (1.02)    (2.54)    (1.56)   (0.82)   (1.49)
                                 --------  --------  --------  -------  -------
Net Asset Value, End of Period.  $  18.16  $  15.06  $  17.33  $ 13.73  $ 12.33
                                 ========  ========  ========  =======  =======
Total Return (excludes sales
 charge).......................     27.92%     0.79%    40.23%   18.53%   19.74%
Ratios/Supplementary Data:
 Net Assets at end of period
  (000)........................  $183,777  $166,965  $170,887  $86,352  $76,398
 Ratio of expenses to average
  net assets...................      1.08%     1.07%     1.06%    1.08%    1.14%
 Ratio of net investment income
  to average net assets........      0.33%     0.44%     0.88%    1.35%    1.73%
 Ratio of expenses to average
  net assets*..................      1.27%     1.26%     1.25%    1.27%    1.33%
 Portfolio turnover............    120.70%    72.10%    93.82%   67.46%  100.44%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                              Growth Equity Fund
                            ----------------------
                                       November 3,
                            Year Ended   1997 to
                            August 31, August 31,
                               1999      1998(a)
                            ---------- -----------
Net Asset Value, Beginning
 of Period................   $  11.25    $ 10.00
                             --------    -------
Investment Activities
 Net investment income....         --       0.02
 Net realized and
  unrealized gains on
  investments.............       4.67       1.25
                             --------    -------
  Total from Investment
   Activities.............       4.67       1.27
                             --------    -------
Distributions
 Net investment income....      (0.01)     (0.02)
 In excess of net
  investment income.......      (0.01)        --
 Net realized gains.......      (0.44)        --
                             --------    -------
  Total Distributions.....      (0.46)     (0.02)
                             --------    -------
Net Asset Value, End of
 Period...................   $  15.46    $ 11.25
                             ========    =======
Total Return (excludes
 sales charge)............      42.19%     12.69%(c)
Ratios/Supplementary Data:
 Net Assets at end of
  period (000)............   $135,376    $78,677
 Ratio of expenses to
  average net assets......       1.09%      1.12%(b)
 Ratio of net investment
  income to average net
  assets..................       0.01%      0.24%(b)
 Ratio of expenses to
  average net assets*.....       1.28%      1.31%(b)
 Portfolio turnover.......     124.80%     36.08%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                                    Small Cap
                                                                   Equity Fund
                                                                   ------------
                                                                   February 17,
                                                                     1999 to
                                                                    August 31,
                                                                     1999(a)
                                                                   ------------
Net Asset Value, Beginning of Period..............................    $10.00
                                                                      ------
Investment Activities
 Net investment income............................................      0.02
 Net realized and unrealized gains on investments.................      0.46
                                                                      ------
  Total from Investment Activities................................      0.48
                                                                      ------
Distributions
 Net investment income............................................     (0.01)
                                                                      ------
  Total Distributions.............................................     (0.01)
                                                                      ------
Net Asset Value, End of Period....................................    $10.47
                                                                      ======
Total Return (excludes sales charge)..............................      4.77%(c)
Ratios/Supplementary Data:
 Net Assets at end of period (000)................................    $7,390
 Ratio of expenses to average net assets..........................      0.70%(b)
 Ratio of net investment income to average net assets.............      0.37%(b)
 Ratio of expenses to average net assets*.........................      1.63%(b)
 Portfolio turnover...............................................     74.58%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Investment Adviser

Bank of Oklahoma, N.A.
Bank Oklahoma Tower
Tulsa, Oklahoma 74103

Manager, Administrator,
and Distributor

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3055

Legal Counsel

Ropes & Gray
One Franklin Square
1301 K Street N.W.
Washington, DC 20005

Auditors

KPMG LLP
Two Nationwide Plaza
Columbus, Ohio 43215

-----------------------
       BULK RATE
     U.S. POSTAGE
         PAID
    LANCASTER, PA
   PERMIT NO. 1820
-----------------------


AMERICAN PERFORMANCE FUNDS
3435 Stelzer Road
Columbus, Ohio 43219-3055